UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Procter & Gamble Company

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 23, 2019

Fellow Procter & Gamble Shareholders:

It is our pleasure to invite you to this year’s annual meeting of shareholders. The meeting will take place on Tuesday, October 8, 2019, at 9:00 a.m. Eastern Daylight Time at The Procter & Gamble Company General Offices, 1 Procter & Gamble Plaza, Cincinnati, Ohio 45202. At the meeting, our shareholders will be asked to:

☑	Elect the 12 Director nominees listed in the accompanying proxy statement;
☑	Ratify the appointment of the independent registered public accounting firm;
☑	Approve, on an advisory basis, the Company’s executive compensation (the “Say on Pay” vote);
☑	Approve The Procter & Gamble 2019 Stock and Incentive Compensation Plan; and
☑	Transact such other business as may properly come before the meeting.

Shareholders of record as of the close of business on August 9, 2019 (the “record date”) are entitled to vote at the annual meeting and any postponement or adjournment thereof. Please see pages 2-5 for additional information regarding admission to the meeting and how to vote your shares.    If you plan to attend the meeting in person, we encourage you to register for admission by Monday, October 7. If you are not able to attend the meeting in person, you may join a live webcast of the meeting on the Internet by visiting www.pginvestor.com at 9:00 a.m. Eastern Daylight Time on October 8.

Your vote is important. Please vote your proxy promptly to ensure your shares are properly represented, even if you plan to attend the annual meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the enclosed proxy card.

We appreciate your continued confidence in our Company and look forward to seeing you at The Procter & Gamble Company General Offices on October 8, 2019.

DAVID S. TAYLOR CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER	DEBORAH P. MAJORAS CHIEF LEGAL OFFICER AND SECRETARY

REVIEW THE PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

VIA THE INTERNET Visit www.proxyvote.com.	BY MAIL Sign, date, and return the enclosed proxy card or voting instruction form.
BY TELEPHONE Call the telephone number on your proxy card, voting instruction form, or notice.	IN PERSON Attend the annual meeting in Cincinnati. See page 4 for additional details on how to preregister.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on October 8, 2019: This Notice of Annual Meeting, the Proxy Statement, and the 2019 Annual Report are available at www.proxyvote.com.

PROXY SUMMARY

Proxy Summary

Voting Matters and Board Recommendations

	Voting Matter	Vote Standard	Board Vote Recommendation	See Page
Item 1	Election of Directors	Majority of votes cast	FOR EACH NOMINEE	6
Item 2	Ratification of Independent Registered Public Accounting Firm	Majority of votes cast	FOR	72
Item 3	Advisory Approval of Executive Compensation	Majority of votes cast	FOR	73
Item 4	Approval of The Procter & Gamble 2019 Stock and Incentive Compensation Plan	Majority of votes cast	FOR	74

Our Board of Director Nominees

2019 Proxy Statement i

PROXY SUMMARY

Our Director Nominees

You are being asked to vote on the election of the 12 Directors listed below. Additional information about each nominee’s background and experience can be found beginning on page 10.

Name	Position	Age	Board Tenure	Committee Memberships

Francis S. Blake(I)	Former Chairman of the Board and Chief Executive Officer of The Home Depot, Inc.	70	4 years	Audit G&PR

Angela F. Braly(I)	Former Chair of the Board, President and Chief Executive Officer of WellPoint, Inc. (now known as Anthem)	58	9 years	Audit G&PR (Chair)

Amy L. Chang(I)	Senior Vice President and General Manager of the Collaboration Technology Group at Cisco Systems, Inc.; Founder and Former Chief Executive Officer of Accompany, Inc.	42	2 years	Audit I&T

Scott D. Cook(I)	Chairman of the Executive Committee of the Board of Intuit Inc.	67	19 years†	None

Joseph Jimenez(I)	Co-Founder and Managing Partner of Aditum Bio; Former Chief Executive Officer of Novartis AG	59	1 year	C&LD I&T (Chair)

Terry J. Lundgren(I)	Operating Partner of Long-Term Private Capital, a BlackRock fund; Former Executive Chairman, Chairman of the Board and CEO of Macy’s, Inc.	67	6 years	C&LD (Chair) I&T

Christine M. McCarthy(I)	Senior Executive Vice President and Chief Financial Officer of The Walt Disney Company	64	—	§

W. James McNerney, Jr.(I) (Lead Director)	Senior Advisor at Clayton, Dubilier & Rice, LLC; Former Chairman of the Board, President and Chief Executive Officer of The Boeing Company	70	16 years	C&LD G&PR

Nelson Peltz(I)	Chief Executive Officer and Founding Partner of Trian Fund Management, L.P.	77†	1 year	G&PR I&T

David S. Taylor	Chairman of the Board, President and Chief Executive Officer of the Company	61	4 years	None‡

Margaret C. Whitman(I)	Chief Executive Officer of Quibi; Former President and Chief Executive Officer of Hewlett Packard Enterprise	63	8 years	I&T

Patricia A. Woertz(I)	Former Chairman and Chief Executive Officer of Archer Daniels Midland Company	66	11 years	Audit (Chair) G&PR

(I) Independent

†Mr. Cook’s experience as the founder and former CEO of Intuit Inc., a successful consumer-facing global public technology company, and Mr. Peltz’s experience as CEO and Founding Partner of Trian Fund Management, L.P., continue to be highly valuable to the Board and the Company. The Board therefore determined that these were special circumstances that warranted exceptions to the term and age limits, respectively, set forth in the Corporate Governance Guidelines and voted to nominate Mr. Cook and Mr. Peltz for re-election. In lieu of serving on any Board Committees, Mr. Cook devotes his time to additional strategic meetings with Company management.

‡Not on any Committees because the Committees are all comprised of independent Directors.

§The Board will determine Committee assignments for Ms. McCarthy upon her election.

C&LD	Compensation & Leadership Development
G&PR	Governance & Public Responsibility
I&T	Innovation & Technology

ii The Procter & Gamble Company

PROXY SUMMARY

Corporate Governance Highlights

BOARD STRUCTURE & COMPOSITION

Director Independence

•	11 of 12 Director nominees are independent
•	Four fully independent Board Committees

Board Leadership

•	Annual assessment and determination of Board leadership structure
•	Annual election of independent Lead Director if Chairman/CEO roles are combined or the Chairman is not independent
•	Lead Director has strong role and significant governance duties, including chair of Executive Sessions of independent Directors

Board Refreshment & Diversity

•	Balance of new and experienced Directors, with tenure of incumbent Directors averaging less than 8 years
•	Retirement age and term limit for Directors
•	6 of 12 Director nominees are women or ethnically diverse
•	Average age of Director nominees is 64

Evaluation & Effectiveness

•	Annual Board and Committee self-assessments
•	One-on-one reviews with individual Directors to ensure thoughtful, candid feedback
•	Annual independent Director evaluation of Chairman and CEO and continuous Director feedback

Director Engagement

•	Incumbent Directors attended 95% of Board and Committee meetings in FY 2018-19
•	Board policy limits Director membership on other public company boards

Director Access

•	Directors have significant interaction with senior business leaders and access to other employees
•	Directors have ability to hire outside experts and consultants and to conduct independent investigations
•	Directors participate in focused sessions on emerging topics and visits to strategic Company operations globally

GOVERNANCE BEST PRACTICES

Clawback and Anti-Hedging Policies

•	Clawback policy permits the Company to recoup certain compensation payments in the event of a significant restatement of financial results for any reason
•	Insider Trading Policy prohibits Directors, senior executives and other designated employees from engaging in any pledging, short sales or hedging investments involving Company stock (as described on page 24

Share Ownership Requirements

•	CEO, senior executives, and Directors required to hold shares at multiples of their salary or the cash portion of their annual retainer
•	Any executive who has not met the requirements of the Executive Share Ownership Program is subject to the Share Holding Requirement for any net shares resulting from stock option exercises or settlement of PSUs or RSUs

Corporate Governance Principles

•	Policies consistent with the Investor Stewardship Group’s Corporate Governance Principles
•	Signatory to Commonsense Corporate Governance Principles 2.0

ESG Oversight and Reporting

•	Board oversight and ongoing engagement with senior executives on key matters, including cybersecurity (Audit Committee), gender pay equity (C&LD Committee), and sustainability and human capital (G&PR Committee)
•	Company’s Citizenship Board, comprised of senior executives, directs the Company’s environmental, social, and governance programs
•	Publish annual Citizenship Report detailing Company’s Corporate Citizenship efforts across five key focus areas.

2019 Proxy Statement iii

PROXY SUMMARY

SHAREHOLDER RIGHTS & ENGAGEMENT

Proxy Access

•	Proactive adoption in 2016 of proxy access for Director nominees
•	Available to a shareholder, or group of up to 20 shareholders, holding 3% of Company’s common stock for at least 3 years
•	May nominate candidates for the greater of two seats or 20% of Board nominees

Special Meetings

•	Shareholder right to call special meetings

Board Accountability

•	Declassified Board — all Directors are elected annually
•	Simple majority voting standard for all uncontested Director elections

Board Engagement

•	Shareholder ability to contact Directors (as described on page 27

iv The Procter & Gamble Company

PROXY SUMMARY

Corporate Citizenship

P&G aims to be a force for good and a force for growth. We know that the more we integrate and build Citizenship into how we do business, the bigger the impact we can have on the people we serve, the communities where we live and work, and the broader world that surrounds us. In turn, this helps us grow and build our business. Below are some highlights of our ongoing efforts to create long-term value for our consumers, customers, communities, and shareholders.

Ethics & Corporate Responsibility

We believe in and have publicly committed to doing what’s right and being a good corporate citizen.

•  We are governed by our Purpose, Values, and Principles. Our philosophy is that a reputation of trust and integrity is built over time, earned every day and is what sets us apart.

•  P&G has a multi-functional Ethics & Compliance Office. Our employees hold themselves and one another accountable for operating with trust and integrity, stepping up as leaders and owners of the business.

•  We publish key Company policies and practices at PG.com, including our Human Rights Policy Statement and our Core Tax Principles.

Community Impact

Our brands touch the lives of nearly five billion people, and we are there when our products matter more than ever.

•  We provide clean drinking water through our Children’s Safe Drinking Water Program (delivering more than 15 billion liters since 2004).

•  P&G partners with disaster relief agencies to provide product donations and services in response to disasters around the globe.

•  Many P&G brands support individual programs like Tide Loads of Hope’s mobile laundry units that help families impacted by disaster; more than 40 years of Dawn helping to save, protect and rehabilitate wildlife; and the Pampers “1 pack = 1 life-saving vaccine” program in partnership with UNICEF.

Diversity & Inclusion

Our diversity helps us connect with the consumers we serve around the world, and we believe that while diversity is essential in all we do, inclusion changes the game.

•  We are using our voice to spark dialogue, call attention to bias, and motivate change through ads like “The Talk”, “Love Over Bias”, and “We Believe.”

•  P&G is a Steering Committee Member of CEO Action for Diversity & Inclusion, the largest CEO-driven business commitment to advance diversity and inclusion in the workplace.

•  P&G has been recognized among Forbes Best Employers for Diversity (U.S.), with more than 140 nationalities represented in our global workforce.

Gender Equality

We aspire to build a better world for all of us — inside and outside P&G — a world free from bias and with equal voice and equal representation for all individuals.

•  We partner with prominent advocates for gender equality to host #WeSeeEqual forums at P&G sites globally.

•  P&G leaders connect with local female entrepreneurs around the world, in partnership with WEConnect International, to help empower and educate women as they grow their businesses.

•  We promote brand campaigns that champion gender equality, challenge gender stereotypes, and encourage women to be fearless in pursuit of their goals.

Environmental Sustainability

Building on our legacy of environmental leadership, we set and achieve ambitious goals that seek to address some of the world’s most pressing environmental challenges.

•  Constantly strive to outperform our targets, launching Ambition 2030 goals in 2018 to drive responsible consumption through our brands’ supply chain, society, and our employees.

•  Founding member of the Alliance to End Plastic Waste, a cross value chain partnership committed to advancing solutions to eliminate plastic waste in the environment.

•  Invest in brand innovation that helps the Company and our consumers reduce their environmental impact.

You can find more details about our work in each of these Citizenship pillars in our 2018 Citizenship Report, available at https://www.pg.com/citizenship2018.

2019 Proxy Statement v

PROXY SUMMARY

    Key Elements of FY 2018-19 Executive Compensation Program

We Received Strong Shareholder Support with 93.12% Say on Pay Support at the 2018 Annual Meeting. This vote is a positive endorsement of the Company’s executive compensation practices and decisions.

We Emphasize Pay for Performance. On average, 88% of the four key components of NEO compensation (salary, Short-Term Achievement Reward, Long-Term Incentive Program, and Performance Stock Program) was performance-based. Of this, 70% was tied to long-term performance.

Consistent with our design principles, performance-based programs pay out at 100% when target goals are achieved. Payouts below 100% occur when target goals are not achieved, and payouts above 100% are possible when target goals are exceeded.

Payouts under these programs are based on the results achieved as compared to the pre-established performance targets, highlighting the clear link between pay and performance that is the cornerstone of our compensation programs.

We Pay Competitively. The C&LD Committee structures executive compensation to be competitive with the targets for comparable positions at companies considered to be our peers, as described on page 35.

We Focus on Long-Term Success. The majority of the NEOs’ compensation is delivered through two long-term incentive programs tied to Company performance: the Performance Stock Program (“PSP”) and the Long-Term Incentive Program (“LTIP”).

NEOs must meet significant share ownership and shareholding requirements. The CEO must own shares of Company stock and/or RSUs (including granted Performance Stock Units) valued at a minimum of eight times salary. All other NEOs must own stock valued at a minimum of four or five times salary, depending on the NEO’s role.

    CEO Compensation Highlights

Salary. Mr. Taylor’s annualized base salary was $1,700,000.

STAR Annual Bonus Program. Mr. Taylor’s STAR target remained at 200% of salary. His STAR payout was $5,409,400, which is approximately 159% of target.

Long-Term Incentive Programs. The C&LD Committee approved a long-term incentive award of $12,750,000 for Mr. Taylor. One half of the total value is delivered in the PSP. The remaining half is in the LTIP grant, which the C&LD Committee determined would be delivered as stock options and RSUs.

    Compensation Program Improvements for FY 2018-19

To better align rewards to business results and Company strategy and to reflect suggestions by institutional shareholders during dialogue with investors, we implemented several changes to our key compensation programs that went into effect in 2018-19:

PSP: Modified the Organic Sales Growth metric so that it compares performance on a relative basis against our competitive peer set and added a total shareholder return modifier, also relative to our peer set. These changes ensure awards reflect performance against external competitive benchmarks.

STAR: Expanded the ranges of the Company and Business Unit Factors to include the possibility of not paying out at all based on performance. To reflect current market practice and provide a clearer focus on rewarding business unit results, the C&LD Committee modified the STAR formula to be additive rather than multiplicative and weighted the Business Unit Factor at 70% and the Company Factor at 30%. Previously, the factors were not weighted.

vi The Procter & Gamble Company

GLOSSARY OF TERMS

Glossary of Terms

Commonly Used Terms in This Proxy Statement

C&LD	Compensation & Leadership Development

CEO	Chief Executive Officer

CFO	Chief Financial Officer

CHRO	Chief Human Resources Officer

CLO	Chief Legal Officer

EDCP	Executive Deferred Compensation Plan

EGLIP	Executive Group Life Insurance Program

EPS	Earnings Per Share

FY	Fiscal Year

G&PR	Governance & Public Responsibility

GBU	Global Business Unit

I&T	Innovation & Technology

IRA	International Retirement Arrangement

IRP	International Retirement Plan

LTIP	Long-Term Incentive Program

NEO	Named Executive Officer

NYSE	New York Stock Exchange

PSP	Performance Stock Program

PST	Profit Sharing Trust and Employee Stock Ownership Plan

PSU	Performance Stock Unit

RSU	Restricted Stock Unit

SEC	Securities and Exchange Commission

SMO	Selling and Market Operations

STAR	Short-Term Achievement Reward

TSR	Total Shareholder Return

2019 Proxy Statement 1

VOTING AND MEETING INFORMATION

Voting and Meeting Information

In connection with the Company’s 2019 annual meeting of shareholders, which will take place on October 8, 2019, the Board of Directors has provided these materials to you, either over the Internet or via mail. The Notice was mailed to Company shareholders beginning August 23, 2019, and our proxy materials were posted on the website referenced in the Notice on that same date. The Company, on behalf of its Board, is soliciting your proxy to vote your shares at the 2019 annual meeting of shareholders. We solicit proxies to give shareholders of record an opportunity to vote on matters that will be presented at the annual meeting. In the proxy statement, you will find information on these matters, which is provided to assist you in voting your shares.

1.	Who can vote?

You can vote if, as of the close of business on August 9, 2019, you were a shareholder of record of the Company’s:

•	Common Stock;
•	Series A ESOP Convertible Class A Preferred Stock; or
•	Series B ESOP Convertible Class A Preferred Stock.

Each share of Company stock gets one vote. On August 9, 2019, there were issued and outstanding:

•	2,502,633,120 shares of Common Stock;
•	34,599,491 shares of Series A ESOP Convertible Class A Preferred Stock; and
•	53,260,995 shares of Series B ESOP Convertible Class A Preferred Stock.

2.	How do I vote by proxy?

Most shareholders can vote by proxy in three ways:

•	By Internet — You can vote via the Internet by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com and following the instructions contained on that website;
•	By Telephone — In the United States and Canada, you can vote by telephone by following the instructions in the Notice or by calling (800) 690-6903 (toll-free) and following the instructions; or
•	By Mail — You can vote by mail by requesting a full packet of proxy materials be sent to your home address. Upon receipt of the materials, you may fill out the enclosed proxy card and return it per the instructions on the card.

If you vote by proxy, your shares will be voted at the annual meeting as you direct. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

If you are a participant in The Procter & Gamble Direct Stock Purchase Plan and/or The Procter & Gamble International Stock Ownership Program, you can vote the shares of common stock held for your account through any of the proxy voting options set forth above.

For participants in The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan, The Procter & Gamble Savings Plan, The Gillette Company Employee Stock Ownership Plan, The Procter & Gamble Commercial Company Employees’ Savings Plan and/or The Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company (the “NA Plans”):

If you are a participant in the NA Plans, you have the right to instruct the respective plan fiduciaries how to vote the shares of stock that are allocated to your account. If your properly signed and executed voting instructions are timely received, the plan fiduciaries will vote the shares allocated to your account as you instructed. If you do not provide voting instructions or your voting instructions are not properly signed and executed or if they are not timely received, the plan fiduciaries will vote the shares allocated to your account in direct proportion to the shares of the same class for which the respective plan fiduciaries timely received properly signed and executed voting instructions. The plan fiduciaries also will vote the shares held in trust that have not been allocated to any account in the same manner as shares that are allocated to accounts but for which voting instructions are not

2 The Procter & Gamble Company

VOTING AND MEETING INFORMATION

received. The plan fiduciaries will vote shares of P&G stock as described above, unless otherwise required by the Employee Retirement Income Security Act of 1974, as amended, or other applicable law.

For participants in The Procter & Gamble U.K. 1-4-1 Plan, The Procter & Gamble U.K. Share Investment Scheme and/or The Procter & Gamble Ireland Employee Stock Ownership Plan (the “UK and Ireland Plans”):

If you are a participant in the UK and Ireland Plans, you can instruct the respective plan fiduciaries how to vote the shares of stock that are allocated to your account. If you do not vote your shares, the plan fiduciaries will not submit a vote for your shares.

3.	Can I change or revoke my vote after I return my proxy card?

Yes. If you are the shareholder of record, you can change or revoke your proxy at any time before it is exercised at the annual meeting by Internet, telephone, or mail prior to 11:59 p.m. Eastern Daylight Time on Monday, October 7, 2019, or by attending the annual meeting and voting in person. If you are the beneficial owner of shares held in street name, you must follow the instructions provided by your broker, bank, or other nominee for changing or revoking your proxy. See question 7 for an explanation of the difference between a “shareholder of record” and a “beneficial owner.”

4.	Can I vote in person at the annual meeting instead of voting by proxy?

Yes, if you are the shareholder of record. If you are the beneficial owner and want to vote your shares at the annual meeting, you will need to request a legal proxy from your bank, broker, or other nominee, bring the legal proxy to the annual meeting, and submit it with your vote. We encourage you to vote your proxy by Internet, telephone, or mail prior to the meeting, even if you plan to attend in person.

5.	What are the voting procedures and what vote is required for approval of proposals?

Election of Directors—As provided in the Company’s Amended Articles of Incorporation, each of the 12 nominees for Director who receives a majority of votes cast will be elected as a member of the Board. A “majority of votes cast” means that the number of shares cast “for” a nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes will have no effect. Pursuant to the By Laws of the Board of Directors, if a non-incumbent nominee for Director receives a greater number of votes cast “against” than votes cast “for,” such nominee shall not be elected as a member of the Board. Any incumbent nominee for Director who receives a greater number of votes cast “against” than votes cast “for” shall continue to serve on the Board pursuant to Ohio law, but shall immediately tender his or her resignation as a Director to the Board. Within 90 days, the Board will decide after taking into account the recommendation of the Governance & Public Responsibility Committee (in each case excluding the nominee in question), whether to accept the resignation. Absent a compelling reason for the Director to remain on the Board, the Board shall accept the resignation. The Board’s explanation of its decision shall be promptly disclosed on a Form 8-K submitted to the SEC.

The proposal to adopt The Procter & Gamble 2019 Stock and Incentive Compensation Plan and all other proposals require the affirmative vote of a majority of shares participating in the voting on each proposal for approval. Abstentions and broker non-votes will not be counted as participating in the voting and will therefore have no effect.

6.	Who pays for the Company’s proxy solicitation?

The Company will bear the cost of the solicitation of proxies by the Company. We have hired D.F. King & Co., Inc., a proxy solicitation firm, to assist us in soliciting proxies for a fee of $17,500, plus reasonable expenses. In addition, D.F. King and the Company’s Directors, officers, and employees

2019 Proxy Statement 3

VOTING AND MEETING INFORMATION

may also solicit proxies by mail, telephone, personal contact, email, or other online methods. We will reimburse their expenses for doing this.

We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of Company stock. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning, and tabulating the proxies.

7.	What is the difference between a “shareholder of record” and a “beneficial shareholder” of shares held in street name?

You are the “shareholder of record” for any P&G shares that you own directly in your name in an account with P&G’s stock transfer agent, EQ Shareowner Services.

You are a “beneficial shareholder” of shares held in street name if your P&G shares are held in an account with a broker, bank, or other nominee as custodian on your behalf. The broker, bank, or other nominee is considered the shareholder of record of these shares, commonly referred to as holding the shares in “street name.” As the beneficial owner, you have the right to instruct the broker, bank, or other nominee how to vote your P&G shares.

8.	How do I vote my P&G shares held in street name?

If your shares are held by a bank, broker, or other holder of record, you will receive voting instructions from the holder of record. Your broker is required to vote your shares in accordance with your instructions.

9.	Can I attend the Annual Meeting in person?

If you plan to attend the meeting, you must be a shareholder of The Procter & Gamble Company as of August 9, 2019, the record date. In order to expedite your admission process, we encourage you to register for admission before 11:59 p.m. on Monday, October 7. You may register for admission for yourself and one guest by:

•	Visiting www.proxyvote.com and following the instructions provided, or by calling (844)
318-0137. You will need the control number included on your proxy card, voter instruction form, or notice.
•	At the entrance to the meeting, we will verify your registration and request to see a valid form of photo identification, such as a driver’s license or passport.

If you do not register for admission in advance of the meeting, we will request to see your photo identification at the entrance to the meeting. We will then determine if you owned common stock on the record date by:

•	Verifying your name and stock ownership against our list of registered shareholders; or
•	Asking to review evidence of your stock ownership as of August 9, 2019, such as your brokerage statement. You must bring such evidence with you in order to be admitted to the meeting. If you are acting as a proxy, we will need to review a valid written legal proxy signed by the owner of the common stock granting you the required authority to vote the owner’s shares.

10.	Can I listen to the Annual Meeting online?

If you are not able to attend the meeting in person, you may join a live webcast of the meeting on the Internet by visiting www.pginvestor.com at 9:00 a.m. Eastern Daylight Time on October 8, 2019.

11.	What is the Record Date?

August 9, 2019 is the record date for the meeting. This means that owners of Procter & Gamble stock at the close of business on that date are entitled to:

•	receive notice of the meeting; and
•	vote at the meeting and any adjournments or postponements of the meeting.

12.	How is P&G distributing proxy materials?

On or about August 23, 2019, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record as of August 9, 2019, and we posted our proxy materials

4 The Procter & Gamble Company

VOTING AND MEETING INFORMATION

on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy materials at www.proxyvote.com or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Those who previously requested printed proxy materials or electronic materials on an ongoing basis will receive those materials as requested.

13.	Why were my proxy materials included in the same envelope as other people at my address?

Shareholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the Notices for all shareholders having that address. The Notice for each shareholder will include that shareholder’s unique control number needed to vote his or her shares. This procedure reduces our printing costs and postage fees. If you prefer to receive a separate copy of the proxy materials, please call us toll-free at (800) 742-6253 in the U.S., or inform us in writing at: The Procter & Gamble Company Shareholder Services, c/o EQ Shareowner Services, P.O. Box 64874, St. Paul, MN 55164-0874, or by email at www.pgshareholder.com; click Contact Us under the Email section. We will promptly deliver a separate copy of the proxy materials in response to any such request. If, in the future, you do not wish to participate in householding, you should contact us at the above phone number, address or email.

For those shareholders who have the same address and last name and who request to receive a printed copy of the proxy materials by mail, we will send only one copy of such materials to each address unless one or more of those shareholders notifies us, in the same manner described above, that they wish to receive a printed copy for each shareholder at that address.

Beneficial shareholders can request information about householding from their banks, brokers, or other holders of record.

YOUR VOTE IS IMPORTANT.

Please vote your proxy promptly so your shares can be represented, even if you plan to attend the annual meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the enclosed proxy card.

Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be delivered in person in the annual meeting by 11:59 p.m. Eastern Daylight Time on Monday, October 7, 2019.

2019 Proxy Statement 5

ELECTION OF DIRECTORS

Election of Directors

ITEM 1. ELECTION OF DIRECTORS

Our Board of Directors has general oversight responsibility for the Company’s affairs pursuant to Ohio’s General Corporation Law and the Company’s Amended Articles of Incorporation, Code of Regulations, and By-Laws of the Board of Directors. In exercising its fiduciary duties, the Board represents and acts on behalf of the Company’s shareholders and is committed to strong corporate governance, as reflected through its policies and practices. The Board is deeply involved in the Company’s strategic planning process, leadership development, succession planning, and oversight of risk management.

Our Board of Directors nominated the 12 individuals listed on pages 10-15 for election at the 2019 annual meeting. All the Director nominees, except Ms. McCarthy, currently serve on the Board and were elected for a one-year term at the 2018 annual meeting. The current terms of these incumbent nominees for Director will expire at the 2019 annual meeting when their successors are elected, and the Board has nominated each of these individuals and Ms. McCarthy for a new one-year term that will expire at the 2020 annual meeting when their successors are elected.

Each of the Director nominees identified in this proxy statement has consented to being named as a nominee in our proxy materials and has accepted the nomination and agreed to serve as a Director if elected by the Company’s shareholders. If any nominee becomes unable or unwilling to serve between the date of the proxy statement and the annual meeting, the Board may designate a new nominee, and the persons named as proxies will vote on that substitute nominee.

Director Skills, Qualifications, and Diversity

As a global, diverse consumer products company, Procter & Gamble must have leaders who embrace strong governance, epitomize the Company’s Purpose, Values, and Principles, and bring to bear the practical wisdom and mature judgment that comes from significant leadership skill and experience. As the chart on pages 8-9 provides in additional detail, the Director nominees bring a variety of these skills and experiences to the Board and reflect an appropriate mix of qualifications to represent and further the long-term interests of the Company’s shareholders.

In addition, meaningful skills and experiences are just one aspect of diversity that the Board highly values. Our Governance Guidelines set forth the minimum qualifications for Board members and specify that the Board “seeks to achieve a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience.” Although the Board does not establish specific goals with respect to diversity, the Board’s overall diversity is a significant consideration in the Director nomination process. The Governance & Public Responsibility (“G&PR”) Committee reviews the Director nominees (including any shareholder nominees) and ascertains whether, as a whole, the group meets the Governance Guidelines in this regard.

6 The Procter & Gamble Company

ELECTION OF DIRECTORS

For this year’s election, the Board has nominated 12 individuals who bring valuable diversity to the Board. Their collective experience covers a wide range of countries, geographies, and industries. These 12 Director nominees range in age from 42 to 77. Five of these nominees, or 41%, are women, and two are ethnically diverse. Further, our current Board has a good balance of experienced and new Directors, with tenure of the incumbent Directors averaging less than 8 years.

2019 Proxy Statement 7

ELECTION OF DIRECTORS

Our Director Nominees’ Combined Skills and Experience

Consumer Industry/Retail

Directors with experience in dealing with consumers, particularly in the areas of marketing and selling products or services to consumers, provide valuable insights to the Company. They understand consumer needs, recognize products and marketing campaigns that might resonate with consumers, and identify potential changes in consumer trends and buying habits.

Corporate Governance

Directors with experience in corporate governance, such as service on boards and board committees, or as governance executives of other large, public companies, are familiar with the dynamics and operation of a board of directors and the impact that governance policies have on the Company. This experience supports the Company’s goals of strong Board and management accountability, transparency, and protection of shareholder interests.

Digital, Technology, and Innovation

Directors with digital and technology experience help the Company understand the evolution of fast-paced technology, assess and respond to potential information security challenges, and improve efficiency and productivity through oversight of the selection and implementation of new technologies to enhance business operations, marketing, and selling. Additionally, innovation is one of the Company’s core strengths and is critical in helping us translate our consumer understanding into new and successful products. Directors with an understanding of innovation help the Company focus its efforts in this important area and track progress against strategic goals and benchmarks.

Finance

Directors with an understanding of accounting and financial reporting processes, particularly in large, global businesses, provide an important oversight role. The Company employs several financial targets to measure its performance, and accurate financial reporting is critical to the Company’s legal compliance and overall success. Directors with financial experience are essential for ensuring effective oversight of the Company’s financial measures and processes.

Government/Regulatory

Directors with government experience, whether as members of the government or through extensive interactions with government and government agencies, can recognize, identify, and understand the key issues the Company faces in an economy increasingly affected by the role of governments around the world. This experience is particularly helpful during current times of increased volatility and uncertainty in global politics and economics.

International

Directors who work in global companies have experience in markets outside of the United States and bring valuable knowledge to the Company, including exposure to different cultural perspectives and practices, and provide critical insight in light of the Company’s global scope and significant international revenues.

8 The Procter & Gamble Company

ELECTION OF DIRECTORS

Leadership, Strategy, and Risk Management

Directors with significant leadership experience over an extended period, including as chief executive officers, provide the Company with special insights. These individuals demonstrate a practical understanding of how large organizations operate, the importance of talent management, and the method of setting employee and executive compensation. They understand strategy, productivity, and risk management, and how these factors impact the Company’s operations and controls. Further, they possess recognized leadership qualities and can identify and develop leadership qualities in others.

Marketing

Directors with experience identifying, developing, and marketing new products, as well as identifying new areas for existing products, can positively impact the Company’s operational results, including by helping the Company understand and anticipate evolving marketing practices.

2019 Proxy Statement 9

ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR each of the following Director nominees to hold office until the 2020 annual meeting of shareholders and until their successors are elected.

Francis S. Blake (Frank)

DIRECTOR SINCE 2015  •  AGE 70

Mr. Blake is the former Chairman of the Board and Chief Executive Officer of The Home Depot, Inc. (a national retailer). He served as the Chairman of the Board from 2007 to 2015 and as Chief Executive Officer from 2007 to 2014. He previously served as a Director of Southern Company (a super-regional energy company) from 2004 to 2009. Mr. Blake has been a Director of Delta Airlines since 2014 and was appointed non-executive Chairman of the Board in 2016. He has been a Director at Macy’s, Inc. since 2015.

Mr. Blake’s former role as Chairman and CEO of Home Depot, where he successfully rebuilt Home Depot’s retail strategy and culture during a weak housing and job market, provides him with extensive Consumer Industry/Retail and Marketing knowledge as well as Leadership, Strategy, and Risk Management skills, which Mr. Blake draws upon to give the Board better insight into the evolving marketing practices in the retail consumer industry and the actions necessary to advance the Company’s strategy and culture. In addition to the strong Corporate Governance skills that Mr. Blake developed through his experience on other public company boards, including as non-Executive Chairman of Delta Airlines’ Board and chair of its Corporate Governance Committee, he also contributes his significant Government/Regulatory experience to the Board, having previously served as General Counsel for the U.S. Environmental Protection Agency, Deputy Counsel to Vice President George H. W. Bush, and Deputy Secretary for the U.S. Department of Energy.

Member of the Audit and Governance & Public Responsibility Committees.

Angela F. Braly

DIRECTOR SINCE 2009  •  AGE 58

Ms. Braly is the former Chair of the Board, President and Chief Executive Officer of WellPoint, Inc. (a healthcare insurance company), now known as Anthem, Inc. She served as Chair of the Board from 2010 to 2012 and as President and Chief Executive Officer from 2007 to 2012. She previously served as Executive Vice President, General Counsel, and Chief Public Affairs Officer of WellPoint from 2005 to 2007, and President and Chief Executive Officer of Blue Cross Blue Shield of Missouri from 2003 to 2005. Ms. Braly is also a co-founder of The Policy Circle, a nonprofit promoting civic engagement and public policy thought leadership among women. Ms. Braly has been a Director of Lowe’s Companies, Inc. since 2013, Brookfield Asset Management since 2015, and ExxonMobil Corporation since 2016.

Ms. Braly’s diverse Leadership, Strategy, and Risk Management experience at WellPoint enables her to provide valuable insight about risk management and governance matters, particularly as it pertains to the Consumer Industry/Retail sector, to the Board. Additionally, her role as General Counsel and Chief Public Affairs Officer for WellPoint, where she was responsible for the company’s government relations, public policy development, social responsibility, and corporate governance initiatives, her experience on other public company boards, and her ongoing engagement in public policy matters enable her to bring significant Corporate Governance expertise and Government/Regulatory skills to the Board, which is critical during current times of political and economic uncertainty.

Chair of the Governance & Public Responsibility Committee and member of the Audit Committee.

10 The Procter & Gamble Company

ELECTION OF DIRECTORS

Amy L. Chang

DIRECTOR SINCE 2017  •  AGE 42

Ms. Chang is Senior Vice President and General Manager of the Collaboration Technology Group at Cisco Systems, Inc. (a networking technology company). She is the founder and former Chief Executive Officer of Accompany, Inc. (a relationship intelligence company), a position she held from 2013 to 2018. She previously held positions of increasing responsibility at Google, Inc. from 2005 to 2012, most recently serving as Global Head of Product, Google Ads Measurement and Reporting. Prior to joining Google, she held product management and strategy positions at eBay, Inc. and served as a consultant with McKinsey & Company, specializing in semi-conductors, software, and services. Ms. Chang was a Director of Cisco Systems, Inc. from 2016 to 2018, a Director of Informatica from 2012 to 2015, a Director of Splunk, Inc. from 2015 to 2017, and a member of Target Corporation’s Digital Advisory Council from 2013 to 2016.

Ms. Chang’s extensive Digital, Technology, and Innovation and Marketing experience, both as a digital startup founder and head of product at Google Analytics, uniquely situates her to provide important insights to the Board about digital industry trends, evolving marketing practices and data analytics. Additionally, as Senior Vice President and General Manager at Cisco, running a global team at an enterprise with a significant global footprint and supply chain, and as the founder and CEO of a digital startup company, Ms. Chang’s Leadership, Strategy, and Risk Management experience in a fast-paced environment gives her critical perspective on understanding consumers and driving innovation.

Member of the Audit and Innovation & Technology Committees.

Scott D. Cook

DIRECTOR SINCE 2000  •  AGE 67

Mr. Cook is Chairman of the Executive Committee of the Board of Intuit Inc. (a software and web services company). He co-founded Intuit, the maker of business and financial management technology solutions, including QuickBooks, Quicken, and TurboTax, in 1983 and has served in various capacities since its founding. He served as President and Chief Executive Officer of Intuit from 1983 to 1994 and as Chairman of the Board from 1993 through 1998. Mr. Cook also served on the Board of eBay Inc. from 1998 to 2015.

Mr. Cook has been a leader in the technology industry for more than 30 years. As co-founder of a global consumer-facing technology company, he has driven innovation and significant growth. Mr. Cook was one of the first to apply techniques from consumer product marketing to software, including in-home consumer research, and has continued to guide his company into new businesses as technology, consumer needs, and business models have evolved. Mr. Cook uses his wealth of Leadership, Strategy, and Risk Management, Consumer Industry/Retail and Marketing experience to provide the Board with unique insight on the Company’s business operations and plans for strategic growth. He also brings valuable Digital, Technology, and Innovation experience, including as an early catalyst for applying lean startup methods in a larger enterprise. Mr. Cook draws upon these experiences to guide and foster innovation at the Company, in part through additional strategic meetings with Company leaders, and to provide the Board with important perspective on commercial and technology issues.

2019 Proxy Statement 11

ELECTION OF DIRECTORS

Joseph Jimenez

DIRECTOR SINCE 2018  •  AGE 59

Mr. Jimenez is Co-Founder and Managing Partner of Aditum Bio (a biotech venture fund that launched in July 2019). He is the former Chief Executive Officer of Novartis AG (global healthcare company), a position he held from 2010 to 2018. Prior to this role, he held several other senior positions at Novartis from April 2007 to 2010, as well as various leadership roles at H. J. Heinz Company in Europe and North America from 1999 to 2006 and at ConAgra Foods from 1993 to 1998. He was also an Advisor to the Blackstone Group L.P. from 2006 to 2007. Mr. Jimenez has been a Director of General Motors since 2015. He was a Director of Colgate-Palmolive from 2010 to 2015.

Mr. Jimenez’s demonstrated track record of International business Leadership, Strategy, and Risk Management and the Digital, Technology, and Innovation experience he gained through his role as CEO of Novartis and other roles at a range of Consumer Industry/Retail companies, such as H.J. Heinz and ConAgra, enables him to provide unique perspective to the Board on commercial, innovation, Marketing, and strategic issues. The Board also benefits from Mr. Jimenez’s extensive knowledge of the healthcare industry, particularly as the Company works to integrate Merck KGaA’s Consumer Health Business.

Chair of the Innovation & Technology Committee and member of the Compensation & Leadership Development Committee.

Terry J. Lundgren

DIRECTOR SINCE 2013  •  AGE 67

Mr. Lundgren is an Operating Partner of Long-Term Private Capital (a BlackRock private equity fund) and the former Chairman and Chief Executive Officer of Macy’s, Inc. (a national retailer that includes Macy’s, Bloomingdale’s, and Blue Mercury, and operates one of the largest online retail businesses in the U.S.), a position he held from 2003 to 2017. Mr. Lundgren then served as Executive Chairman and Chairman of the Board of Macy’s, Inc. from 2017 to 2018. From 2003 to 2014, he also held the title of President of the company. He was a Director of Kraft Foods Group from 2012 to 2015. Earlier in his career, Mr. Lundgren was Chairman and CEO of Neiman Marcus.

Mr. Lundgren has extensive Marketing experience, including merchandising, digital and in-store execution, as well as Leadership, Strategy, and Risk Management experience, which he garnered from over 35 years working in the retail Consumer Industry, including 20 combined years as CEO of Neiman Marcus and subsequently Macy’s. During his tenure at Macy’s, Mr. Lundgren also gained significant experience in acquisitions and integration. His extensive retail career enables him to contribute his deep knowledge of the evolving consumer and retail landscape, plus his broad experience with dynamic marketing practices, including digital marketing, to the Board.

Chair of the Compensation & Leadership Development Committee and member of the Innovation & Technology Committee.

12 The Procter & Gamble Company

ELECTION OF DIRECTORS

Christine M. McCarthy

DIRECTOR NOMINEE  •  AGE 64

Ms. McCarthy is Senior Executive Vice President and Chief Financial Officer of The Walt Disney Company (a global entertainment company), a position she has held since 2015. Prior to her appointment as CFO, she held positions of increasing responsibility at Disney, most recently serving as Executive Vice President, Corporate Real Estate, Alliances and Treasurer from 2005 to 2015. Ms. McCarthy previously served as Executive Vice President and Chief Financial Officer of Imperial Bancorp from 1997 to 1999. From 1981 to 1996, she held various positions at First Interstate Bank, rising to be Executive Vice President, Finance in 1993.

Ms. McCarthy’s more than 30 years of experience in Finance, including service as CFO of The Walt Disney Company, enable her to contribute to the Board her extensive understanding of complex financial analysis and reporting for a global, consumer-facing company. Further, Ms. McCarthy’s oversight of Disney’s worldwide finance organization, which includes corporate strategy, brand and franchise management, corporate alliances, enterprise controllership, enterprise social responsibility, enterprise technology, investor relations, risk management, tax, and treasury, provides her with extensive Leadership, Strategy, and Risk Management skills and valuable Corporate Governance experience.

W. James McNerney, Jr. (Jim)

DIRECTOR SINCE 2003  •  AGE 70

Mr. McNerney is a Senior Advisor at Clayton, Dubilier & Rice, LLC (a private equity investment firm). He retired as Chairman of the Board of The Boeing Company (aerospace, commercial jetliners and military defense systems) in 2016. He was President of The Boeing Company from 2005 to 2013, Chief Executive Officer from 2005 to 2015, and Chairman of the Board from 2005 to 2016. From 2001 to 2005, Mr. McNerney was Chairman and CEO of 3M Company (a global technology company). Prior to his appointment as CEO of 3M Company, Mr. McNerney was employed by General Electric for nearly twenty years, where he held positions of increasing responsibility. He was a director of International Business Machines Corporation from 2009 to 2018.

Mr. McNerney brings a wealth of Leadership, Strategy, and Risk Management and Digital, Technology, and Innovation experience to the Board from his roles as CEO of Boeing and 3M, both large, International companies. In addition, Mr. McNerney’s experience revitalizing Boeing during his tenure as CEO uniquely qualifies him to advise the Board on the Company’s overall strategic direction. Additionally, Mr. McNerney contributes significant Corporate Governance experience to the Board, having served as Chairman and CEO of two public companies, as the Company’s Lead Director since 2007, and as a Director of IBM.

Lead Director, member of the Compensation & Leadership Development and Governance & Public Responsibility Committees.

2019 Proxy Statement 13

ELECTION OF DIRECTORS

Nelson Peltz

DIRECTOR SINCE 2018  •  AGE 77

Mr. Peltz has served as the Chief Executive Officer and Founding Partner of Trian Fund Management, L.P. (an investment management firm) since its formation in 2005. He previously served as Chairman and Chief Executive Officer of Triarc Companies, Inc., the predecessor to The Wendy’s Company, from 1993 to 2007, which owned Arby’s Restaurant Group, Inc. and the Snapple Beverage Group. He also served as Chairman and Chief Executive Officer of Triangle Industries, Inc., the parent company of American National Can Company, from 1983 to 1988. He has been a Director of Legg Mason, Inc. since 2019, having previously served as a Director from 2009 to 2014. He has also been a Director of Sysco Corporation since 2015, The Madison Square Garden Company since 2015, and The Wendy’s Company since 2007, where he serves as non-executive Chairman. He was a Director of Mondelēz International, Inc. from 2014 to 2018, MSG Networks Inc. from December 2014 to September 2015, Ingersoll-Rand from 2012 to 2014, and H. J. Heinz Company from 2006 to 2013.

Mr. Peltz’s more than 40 years of business and investment experience and over 20 years of service as the chairman and chief executive officer of public companies enables him to bring significant and diverse Consumer Industry/Retail, Marketing and Leadership, Strategy, and Risk Management experience to the Board. His service on multiple Board governance committees provides Mr. Peltz with substantial Corporate Governance experience. As a result of his role at Trian, Mr. Peltz brings extensive Finance skills and an institutional investor perspective, including strong relationships in the investment community, to the Board and uses his unique perspective to provide the Board with critical insight on the Company’s business operations and issues the Company faces.

Member of the Governance & Public Responsibility and Innovation & Technology Committees.

David S. Taylor

DIRECTOR SINCE 2015  •  AGE 61

Mr. Taylor is Chairman of the Board, President and Chief Executive Officer of the Company. He has been President and CEO since 2015 and was elected Chairman of the Board in 2016. Mr. Taylor joined the Company in 1980 and, since that time, has held numerous positions of increasing responsibility in North America, Europe, and Asia in virtually all of the Company’s core businesses. Prior to his current role, Mr. Taylor was Group President-Global Beauty, Grooming & Health Care, Group President-Global Health & Grooming, Group President-Global Home Care, and President-Global Family Care. He also played a key role in the design of P&G’s portfolio optimization strategy and has been leading the company through a transformation since 2015. Mr. Taylor also serves as the Chairman of The Alliance to End Plastic Waste, an initiative to advance solutions to eliminate unmanaged plastic waste in the environment. Mr. Taylor has been a Director of Delta Airlines since August 2019 and served as a Director of TRW Automotive Corporation from 2010 to 2015.

Mr. Taylor is a proven leader with more than 39 years of experience across many of P&G’s core categories, functions, and markets. Mr. Taylor has uniquely broad experience, having begun his career at P&G gaining more than a decade of valuable hands-on supply chain and operations experience, including a role as plant manager of the Company’s largest manufacturing facility. His subsequent transition to and more than twenty years of experience in marketing and general management roles provided Mr. Taylor with vast Marketing, Innovation and Consumer Industry/Retail expertise, and his assignments living in Asia and Europe, along with global management across the Company’s businesses, have given him an International perspective. All of these experiences, together with his significant Leadership, Strategy, and Risk Management skills and robust knowledge of the Company, enable him to provide valuable insight to and leadership of the Board and the Company.

14 The Procter & Gamble Company

ELECTION OF DIRECTORS

Margaret C. Whitman (Meg)

DIRECTOR SINCE 2011  •  AGE 63

Ms. Whitman is the Chief Executive Officer of Quibi (mobile media company), a position she has held since 2018. She was President and Chief Executive Officer of Hewlett Packard Enterprise (a multinational information technology enterprise) from 2015 to 2017. Prior to her role at Hewlett Packard Enterprise, she was President and Chief Executive Officer of Hewlett-Packard Company from 2011 to 2015, as well as Chairman of the Board from 2014 to 2015. She served as President and Chief Executive Officer of eBay Inc. from 1998 to 2008. She has been a Director of Dropbox since 2017. Ms. Whitman served as a Director of Hewlett Packard Enterprise from 2015 to 2018, DXC Technology in 2017, and Zipcar, Inc. from 2011 to 2013 and as Chairman of the Board of HP Inc. from 2015 to 2017. She also served as a Director of the Company from 2003 to 2008, having resigned in preparation for her 2010 California gubernatorial bid.

Ms. Whitman’s roles as CEO of Hewlett Packard Enterprise, Hewlett-Packard Company, and eBay provides her extensive Consumer Industry/Retail and Digital, Technology, and Innovation experience, enabling her to contribute valuable perspective to the Board in these areas. Ms. Whitman uses her considerable Leadership, Strategy, and Risk Management experience gained in her past management roles to provide the Board with significant insight into the Company’s priorities and strategic plans for growth.

Member of the Innovation & Technology Committee.

Patricia A. Woertz (Pat)

DIRECTOR SINCE 2008  •  AGE 66

Ms. Woertz is the former Chairman of the Board and Chief Executive Officer of Archer Daniels Midland Company (“ADM”) (agricultural processors of oilseeds, corn, wheat, etc.), where she joined in 2006 as Chief Executive Officer and President and was named Chairman in 2007. Ms. Woertz retired as Chief Executive Officer of ADM in 2015 and as Chairman in 2016. Prior to joining ADM, Ms. Woertz was with Chevron Corp. for 29 years and retired as EVP Global Downstream. She began her career as a certified public accountant with Ernst & Ernst. Ms. Woertz has been a Director of 3M Company since 2016. She was a Director of Royal Dutch Shell plc from 2014 to 2017.

With broad executive experience at Chevron and ADM, including as CEO of ADM, and having started her career as a CPA, Ms. Woertz contributes a valuable mix of International and Marketing experience and Finance expertise, enabling her to provide critical perspective on operational and financial aspects of the Company, including accounting and corporate finance matters. Additionally, Ms. Woertz’s experience as an executive of public companies and a director on other public company boards provides her with significant Leadership, Strategy, and Risk Management skills and Corporate Governance experience from which she draws to provide a broad perspective on governance matters and issues facing public companies.

Chair of the Audit Committee and member of the Governance & Public Responsibility Committee.

2019 Proxy Statement 15

CORPORATE GOVERNANCE

Corporate Governance

The Company’s Purpose, Values, and Principles (our PVPs) are the foundation of everything we do, including Corporate Governance. This foundation of integrity is critical to delivering long-term value for our consumers, customers, and shareholders. As a result, we take seriously the governance practices and policies that help protect the well-being of P&G and its shareholders.

Corporate Governance Overview

We have evaluated the Company’s governance practices against the Corporate Governance Principles published by the Investor Stewardship Group (“ISG”), a collective of some of the largest U.S.-based institutional investors and global asset managers, and found they were highly consistent. P&G’s strong corporate governance policies and practices are disclosed throughout this proxy statement, but the following table highlights some of the key ways that P&G’s governance practices are consistent with ISG’s Corporate Governance Principles.

ISG Principles	P&G Practice

Principle 1
Boards are accountable to shareholders.

•  Annual Board self-assessments

•  Declassified Board – all Directors elected annually

•  Proxy access for Director nominees

•  Individual Directors tender resignation if they fail to receive majority of votes cast

•  No poison pill

•  Extensive disclosure of corporate governance and Board practices

Principle 2
Shareholders should be entitled to voting rights in proportion to their economic interest.	• One share, one vote • No disparate voting rights

Principle 3
Boards should be responsive to shareholders and be proactive in order to understand their perspectives.	• Directors available for shareholder engagement • Shareholder outreach process • Disclose key actions taken in response to shareholder feedback

Principle 4
Boards should have a strong, independent leadership structure.	• Annual review and determination of leadership structure • Independent Lead Director if Chairman not independent • Lead Director has robust role and significant duties

Principle 5
Boards should adopt structures and practices that enhance their effectiveness.

•  11 of 12 Director nominees are Independent

•  All 4 Committees fully independent

•  95% average attendance by incumbent Directors at Board and Committee meetings in FY 2018-19

•  Specified retirement age and term limits for Directors

Principle 6
Boards should develop management incentive structures that are aligned with the long-term strategy of the company.

•  Board oversees executive compensation programs to align with long-term strategy of the Company

•  Combination of short- and long-term performance goals

•  Executive share ownership program and equity holding requirements

16 The Procter & Gamble Company

CORPORATE GOVERNANCE

AVAILABILITY OF CORPORATE GOVERNANCE DOCUMENTS

The Company’s corporate governance documents are available on the Company’s website at www.pg.com. Additionally, copies of the Company’s Amended Articles of Incorporation, the Company’s Code of Regulations, all Committee Charters, the Corporate Governance Guidelines (including Independence Guidelines, Confidentiality Policy, and Financial Literacy and Expertise Guidelines), the Worldwide Business Conduct Manual, the Company’s Purpose, Values, and Principles and the Related Person Transaction Policy are available in print upon request by writing to the Corporate Secretary at One Procter & Gamble Plaza, Cincinnati, OH 45202-3315.

CODE OF ETHICS

The Company has a code of ethics for its Directors, officers, and employees. The most recent version of this code of ethics is contained in the Worldwide Business Conduct Manual. The Worldwide Business Conduct Manual is reviewed each year for appropriate updates, and employees, officers, and Directors are asked to annually certify their understanding of and compliance with its requirements. Only the Board may grant a waiver of any provision for a Director or executive officer, and any such waiver, or any amendment to the manual, will be promptly disclosed as required at www.pg.com. The Worldwide Business Conduct Manual, which is firmly rooted in the Company’s long-standing Purpose, Values, and Principles, is made available to employees in 28 different languages and can be found on the Company’s website at www.pg.com.

SHAREHOLDER ENGAGEMENT

We value our relationships with all of our shareholders. Engagement with shareholders builds mutual understanding and a basis for progress, and the input we receive from them impacts and informs our corporate practices.

Senior management, our investor relations team, and subject matter experts from the Company maintain a year-round dialogue with investors to gain their perspectives on current issues and address any questions or concerns, and we make our Directors available for engagement with shareholders when appropriate. The Company’s top 100 institutional shareholders collectively own nearly 50% of the Company’s outstanding shares of common stock, and we generally focus our proactive shareholder outreach efforts on these shareholders. We conduct meetings with institutional shareholders in person, via telephone calls, and one-on-one at conferences throughout the year. We also routinely respond to individual shareholders and other stakeholders who provide feedback about our business.

We will continue our shareholder engagement during FY 2019-20, including our normal participation at analyst meetings and conferences. We remain committed to these ongoing discussions and welcome feedback from all shareholders, who can reach our Investor Relations team by calling (513) 945-6941 or visiting www.pginvestor.com or contact our Directors or executive officers as described on page 27.

The Board’s Leadership Structure

The Company’s Board retains discretion to determine whether the same individual should serve as both Chief Executive Officer (“CEO”) and Chairman of the Board or whether the roles should be separated. This approach allows the Board to use its considerable experience and knowledge to elect the most qualified Director as Chairman of the Board, while maintaining the ability to separate the Chairman of the Board and CEO roles when appropriate, as the roles have been in previous periods.

The Board regularly considers this discretionary structure and whether to combine or separate the roles, depending on which leadership structure best serves the Company and its shareholders. The Board believes this discretion, including the flexibility to make this determination at any given point, best enables it to promote the long-term interests of the Company and its shareholders. During the Board’s annual evaluation of its leadership structure, and upon recommendation of the G&PR Committee, the non-employee Directors of the Board concluded that the current leadership structure continues to be the right leadership structure for the Company and that it is in the best interest of the shareholders to maintain the combined Chairman and CEO role currently held by Mr. Taylor. The Board believes that Mr. Taylor has served the Company well as Chairman and CEO and that this combined structure provides unified leadership and focus on the Company’s strategy, business plans, and continuing productivity efforts.

2019 Proxy Statement 17

CORPORATE GOVERNANCE

LEAD INDEPENDENT DIRECTOR

When the Board determines that the same individual should hold the positions of CEO and Chairman of the Board or if the Chairman of the Board is not independent, the independent Directors of the Board elect for an annual term a Lead Director from among the independent Directors. The Lead Director role is significant, with responsibilities consistent with accepted best practices, including:

•	preside at all meetings of the Board in the absence of, or upon the request of, the Chairman of the Board;
•	lead regular executive sessions of the independent Directors;
•	provide input to and approve agendas for the Board meetings and information sent to the Board;
•	approve meeting schedules to assure sufficient time for discussion of all agenda items;
•	call special meetings of the Board as necessary to address important or urgent Company issues;
•	call meetings of the non-employee and/or independent Directors, with appropriate notice;
•	advise the G&PR Committee and the Chairman of the Board on the membership of the various Board committees and the selection of committee chairpersons;
•	advise the Chairman of the Board on the retention of advisors and consultants who report directly to the Board;
•	advise the Chairman of the Board and CEO, as appropriate, on issues discussed at executive sessions of non-employee and/or independent Directors;
•	review with the CEO the non-employee Directors’ annual evaluation of the CEO’s performance;
•	serve as principal liaison between the non-employee and/or independent Directors, as a group, and the Chairman of the Board and CEO, as necessary;
•	serve when necessary and appropriate, after consultation with the Chairman of the Board and CEO, as the liaison between the Board and the Company’s shareholders; and
•	select an interim Lead Director to preside over meetings at which he or she cannot be present.

Mr. McNerney serves as the Board’s current Lead Director and has been re-elected annually to that role since 2007. Mr. McNerney is a strong, independent Lead Director, who fulfilled each of the above duties during the past year. He has helped lead the Board through executive leadership transitions, the Company’s recent major strategic transformation, and the Company’s organizational redesign. As the former CEO and Chairman of the Board of The Boeing Company, and former CEO of 3M Company, he brings a wealth of diverse experiences and outside perspective to his Lead Director role, which allows him to serve as a trusted advisor to Mr. Taylor and ensure efficient and effective Board engagement.

In FY 2018-19, the non-employee Directors, led by Mr. McNerney, met six times in regularly scheduled executive sessions (without the presence of Mr. Taylor or other employees of the Company) to discuss various matters related to the oversight of the Company, the management of Board affairs, succession planning for the Company’s top management, and the CEO’s performance. Mr. McNerney fosters an open and constructive dialogue among the independent Directors, and after each executive session, Mr. McNerney advised Mr. Taylor on the independent Directors’ discussions, including performance feedback, and followed up on meeting outcomes and deliverables.

In conjunction with the Board’s decision to maintain the combined Chairman and CEO role, as recommended by the G&PR Committee, the non-employee Directors reappointed Mr. McNerney to serve as Lead Director for FY 2019-20. The Board is confident that Mr. Taylor, as Chairman and CEO, and Mr. McNerney, as Lead Director, will continue to work well together, and that the appropriate balance of power will be maintained. The Board will continue to periodically evaluate the Company’s leadership structure.

BOARD EVALUATION

In addition to regularly reviewing its leadership structure, the Board conducts an annual self-assessment of its overall functioning and effectiveness. In order to maximize input and facilitate useful feedback, the Company’s Chief Legal Officer conducts candid, one-on-one interviews with each Director. This feedback includes comments on overall Board performance, Board priorities, interaction with management, Board discussion topics, agendas, and processes, and how to further improve overall Board functioning. The results of these interviews are aggregated and anonymized and then shared with the full Board for review and discussion. The Board then addresses items as warranted, including, for the

18 The Procter & Gamble Company

CORPORATE GOVERNANCE

past fiscal year, changes in agenda planning to prioritize areas of concern, additional optional Board sessions to allow for deeper engagement with key topics, opportunities to visit other domestic and international sites to provide direct exposure to operating dynamics and local management, and increased visibility to more junior executives to better facilitate succession planning. Finally, if during the evaluation process, any issue with regard to an individual Director is identified, the Chairman or Lead Director will address such issue with the individual Director.

DIRECTOR INDEPENDENCE

The Board has determined that all of the Company’s Director nominees, with the exception of Mr. Taylor, are independent under NYSE’s listing standards and the Independence Guidelines. All members of the Board’s Audit, Compensation & Leadership Development, Governance & Public Responsibility, and Innovation & Technology Committees are independent under the NYSE listing standards and Independence Guidelines, and all members of the Audit Committee are also compliant with the SEC enhanced independence requirement for audit committee members. The Board of Directors has determined that Ms. Woertz meets the criteria for “Audit Committee Financial Expert” as defined by SEC rules. The Board of Directors has also determined that all Audit Committee members are financially literate.

In making these independence determinations, the Board applied the NYSE listing standards and the categorical independence standards contained in the Board of Directors’ Guidelines for Determining the Independence of its Members (the “Independence Guidelines”). Under the Independence Guidelines, certain relationships were considered immaterial and, therefore, were not considered by the Board in determining independence, but were reported to the Chair of the G&PR Committee. Applying the NYSE listing standards and the Independence Guidelines, the Board determined that there are no transactions, relationships, or arrangements that would impair the independence or judgment of any of the Director nominees deemed independent by the Board.

As part of its independence determinations, the G&PR Committee and the Board carefully reviewed the June 2019 agreement between the Company and Quibi, a mobile media company, as Ms. Whitman is both CEO of Quibi and an investor in the company. The transaction is further described on page 26. Because the transaction with Quibi was initiated before

Ms. Whitman’s investment or employment with Quibi, the Company’s spending commitment with Quibi is small, and the relationship between the Company and Quibi is managed by someone other than Ms. Whitman, the Committee concluded that Ms. Whitman is still independent under both the NYSE listing standards and the Company’s Independence Guidelines.

Mr. Taylor is Chairman of the Board, President and CEO of the Company. As an employee of the Company, he cannot be deemed independent under the NYSE listing standards or the Independence Guidelines.

SERVICE ON OTHER PUBLIC BOARDS

The Board believes that service on the boards of other public companies provides valuable governance and leadership experience that ultimately benefits the Company. The Board also recognizes that outside public board service requires a significant commitment of time and attention, and therefore, in accordance with best governance practices, limits Director participation on other public boards. Under the Corporate Governance Guidelines, Directors who are active CEOs of other public companies may sit on no more than two additional outside public boards (including his/her own company board), and other non-employee Directors may sit on no more than three additional outside public boards. The Board must approve any exception. This practice helps ensure that our Directors can give appropriate levels of time and attention to the affairs of the Company. In addition, when nominating a Director for service on the Board, the G&PR Committee considers whether the nominee will have adequate time to serve as a Director of the Company. Each Director demonstrates their strong engagement and high attendance and has adequate time to devote to the affairs of the Company.

Board Meetings and Committees of the Board

Our Directors take seriously their commitment to active oversight, meaningful engagement, and effective stewardship of the long-term interests of the Company and its shareholders. The Chairman of the Board and Lead Director set Board agendas in advance to ensure that appropriate subjects are covered with time for meaningful discussion. Committee Chairs also work closely with management to set agendas for Committee meetings, ensuring that each Committee reviews

2019 Proxy Statement 19

CORPORATE GOVERNANCE

relevant subjects in a timely and meaningful manner. Directors receive comprehensive materials in advance of Board and Committee meetings and are expected to review these materials before each meeting. This process allows for focused, active discussions during meetings, instead of lengthy, passive presentations.

During the fiscal year ended June 30, 2019, the Board held 7 meetings, and the Committees of the Board collectively held 22 meetings, for a total of 29 meetings. Each incumbent Director attended greater than 75% of the meetings of the Board and the

Committees on which they served, with average attendance of 95% among incumbent Directors. The Board expects all Directors to attend the annual meeting of shareholders, and ten of the Directors then serving attended the October 9, 2018 annual meeting.

The table below shows the current membership of each Committee of the Board and the number of meetings each Committee held during the fiscal year ended June 30, 2019. The Board will determine Committee assignments for Ms. McCarthy upon her election.

Name	Board	Audit	Compensation & Leadership Development	Governance & Public Responsibility	Innovation & Technology

Francis S. Blake	●	●		●

Angela F. Braly	●	●		Chair

Amy L. Chang	●	●			●

Scott D. Cook†	●

Joseph Jimenez	●		●		Chair

Terry J. Lundgren	●		Chair		●

W. James McNerney, Jr.	Lead		●	●

Nelson Peltz	●			●	●

David S. Taylor	Chair

Margaret C. Whitman	●				●
Patricia A. Woertz	●	Chair		●
Total FY 2018-19 Meetings	7	8	6	6	2

†In lieu of serving on any Board Committees, Mr. Cook devotes his time to additional strategic meetings with Company management.

To assist the Board in discharging its duties and to facilitate deeper penetration into certain key areas of oversight, the Board has established four standing Committees. Each Committee is fully independent under the NYSE listing standards and the Independence Guidelines, which can be found at

www.pg.com. Each Committee has a charter that sets out its primary purposes, duties, and responsibilities. These charters can be found in the corporate governance section of the Company’s website at www.pg.com.

AUDIT COMMITTEE

The Audit Committee has primary responsibility for assisting the Board in oversight of:

•	accounting, financial reporting and disclosure processes, and adequacy of systems of disclosure and internal control established by management;
•	the quality and integrity of the Company’s financial statements;
•	the Company’s compliance with legal and regulatory requirements;
•	the Company’s overall risk management profile;
•	the independent auditor’s qualifications and independence;
•	the performance of the Company’s internal audit function and the independent registered public accounting firm; and
•	the performance of the Company’s ethics and compliance function.

The Audit Committee also prepares the annual Report of the Audit Committee to be included in the Company’s proxy statement. At each meeting, representatives of Deloitte & Touche LLP, the Company’s independent registered public accounting firm, and finance management were present to review accounting, control, auditing, and financial reporting matters. During certain of these meetings,

20 The Procter & Gamble Company

CORPORATE GOVERNANCE

the Audit Committee also held private sessions with the Company’s CEO, CFO, CLO, Chief Ethics & Compliance Officer, chief audit executive, and representatives of Deloitte & Touche LLP.

COMPENSATION & LEADERSHIP DEVELOPMENT COMMITTEE

Under its charter, the C&LD Committee:

•	has full authority and responsibility for the Company’s overall compensation policies, including base pay, short- and long-term pay, retirement benefits, perquisites, severance arrangements, recoupment, stock ownership requirements, and stock option holding requirements, if any, and their specific application to principal officers elected by the Board and to Directors; and
•	assists the Board in the leadership development and evaluation of principal officers and also has the responsibility to periodically review organizational diversity.

The CEO makes recommendations to the C&LD Committee regarding the compensation elements of the principal officers (other than his own compensation) based on Company performance, individual performance, and input from Company management and the Committee’s independent compensation consultant. The C&LD Committee makes all final decisions regarding compensation for principal officers and makes a recommendation to the Board regarding the shareholder votes related to executive compensation. For more details regarding principal officer compensation or the C&LD Committee’s process for making decisions regarding the compensation of principal officers, please see the Compensation Discussion & Analysis section found beginning on page 31 of this proxy statement. The C&LD Committee retains an independent compensation consultant, hired directly by the Committee, to advise it regarding executive compensation matters.

GOVERNANCE & PUBLIC RESPONSIBILITY COMMITTEE

The G&PR Committee has primary responsibility for:

•	identifying individuals qualified to become Directors;
•	recommending when new members should be added to the Board and individuals to fill vacant Board positions;
•	recommending to the Board the Director nominees for the next annual meeting of shareholders and whether to accept the resignation of any incumbent Director nominee who received a greater number of “against” votes than “for” votes in a non-contested election;
•	recommending Board committees and committee assignments;
•	periodically reviewing and recommending updates to the Corporate Governance Guidelines;
•	educating the Board and the Company on applicable governance laws and regulations;
•	assisting the Board and the Company in interpreting and applying the Corporate Governance Guidelines and other issues related to Board governance; and
•	evaluating the Board and the Directors.

The G&PR Committee also oversees the Company’s strategies and work related to its public responsibility, including:

•	overseeing the Company’s commitment to making a meaningful impact around the world through the Company’s Citizenship efforts in the areas of social investments and environmental sustainability, by reviewing strategies and plans for improving lives in ways that enable people to thrive and that increase their quality of living;
•	overseeing the Company’s community and government relations;
•	overseeing the Company’s product quality and quality assurance systems; and
•	overseeing protection of the Company’s corporate reputation and other matters of importance to the Company and its stakeholders.

INNOVATION & TECHNOLOGY COMMITTEE

The I&T Committee reviews and makes recommenda-tions to the Board on major strategies for technical and commercial innovation to increase shareholder value and has responsibilities for other subjects relating to:

•	overseeing the Company’s approach to technical and commercial innovation;
•	overseeing the innovation, technology development, and acquisition process to assure ongoing business growth; and
•	overseeing development of measurement and tracking systems that are important to successful product and commercial innovation.

2019 Proxy Statement 21

CORPORATE GOVERNANCE

The I&T Committee reviews annually:

•	product and package performance via a holistic product assessment;
•	historical tracking of initiatives versus targets, and the impact of initiatives on brand growth; and
•	the Company’s forward-looking innovation portfolio.

The Board’s Oversight of Risk

The Company’s senior management has the responsibility to develop and implement the Company’s strategic plans and to identify, evaluate, manage, and mitigate the risks inherent in those plans. It is the responsibility of the Board to oversee the development and execution of the Company’s strategic plans and to understand the associated risks and the steps that senior management is taking to manage and mitigate those risks. The Board takes an active approach to its role in overseeing the development and execution of the Company’s business strategies as well as its risk oversight role.

This approach is bolstered by the Board’s leadership and Committee structure, which ensures the full Board properly considers and evaluates potential enterprise risks under the auspices of the Chairman of the Board and Lead Director, and further considers and evaluates certain risks at the Committee level.

As part of its strategic risk management oversight, the full Board conducts a number of reviews throughout the year to ensure that the Company’s strategy and risk management is appropriate and prudent, including:

•	A comprehensive annual review of the Company’s overall strategic plan, with updates throughout the year.
•	Direct discussions with the Chairman and CEO, in semi-executive sessions held at six Board meetings, about the state of the business.
•	Reviews of the strategic plans and results for the Company’s business sectors, including the risks associated with these strategic plans, at Board meetings during the year.
•	Reviews of other strategic focus areas for the Company, such as innovation, information security, and human capital management. The Board also has overall responsibility for leadership succession for the Company’s most senior officers, including the CEO, and reviews succession plans on an ongoing basis.
•	Annual review of the conclusions and recommendations generated by management’s enterprise risk management process. This process involves a cross-functional group of the Company’s senior management, which identifies on a continual basis current and future potential risks facing the Company, partnering with Global Internal Audit, business leaders, and other governance organizations on actions to appropriately manage and mitigate those potential risks. In conjunction with the Company’s enterprise risk management process, management also maintains an information and operational technology risk management program, which analyzes emerging cybersecurity threats as well as the Company’s plans and strategies to address them.

In addition, the Board has delegated certain risk management oversight responsibilities to specific Board Committees, each of which reports regularly to the full Board. In performing these oversight responsibilities, each Committee has full access to management, as well as the ability to engage independent advisors. Additionally, each Committee ensures that management has developed sufficient plans to mitigate the risks identified.

22 The Procter & Gamble Company

CORPORATE GOVERNANCE

Audit Committee

Oversees the Company’s overall risk management process, focusing on accounting and financial controls, financial statement integrity, information security, cybersecurity, legal and regulatory compliance, tax policy and compliance, business continuity planning, and ethics and compliance programs, and routinely discusses the Company’s risk profile, risk management, and exposure with management, internal auditors, and our independent registered public accounting firm.

Compensation & Leadership Development Committee

Reviews risks related to the development and succession planning of the Company’s executive officers as well as risks associated with the Company’s compensation policies and practices, as discussed further below under “Compensation-Related Risk.”

Governance & Public Responsibility Committee

Reviews risks related to the Company’s corporate governance structure and processes, including Director qualifications, succession planning, and independence, as well as risks related to product quality, public policy, social issues, environmental sustainability, and the Company’s reputation.

Innovation & Technology Committee

Reviews risks related to emerging technologies, the changing media landscape, the Company’s integration of new technology, ingredient safety, and our overall innovation strategy.

COMPENSATION-RELATED RISK

As part of its risk oversight responsibilities, the C&LD Committee annually reviews our compensation policies and practices. The C&LD Committee employs an independent compensation consultant, Frederic W. Cook & Co., Inc., which does not work for management and, among other tasks, reviews and reports on all the Company’s executive compensation programs, including the potential risks and other impacts of incentives created by the programs. For more details on the arrangement with Frederic W. Cook & Co., Inc., please see the section entitled “Engagement of Independent Advisor” found on page 44 of this proxy statement.

The independent compensation consultant’s review included an analysis of the Company’s short-, medium-, and long-term compensation programs covering key program details, performance factors for each program, target award ranges, maximum funding levels, and plan administrative oversight and control requirements. Key program elements assessed relating to potential compensation risks were pay mix, performance metrics, performance goals and payout curves, payment timing and adjustments, severance packages, equity incentives, stock ownership requirements, prohibitions on hedging and pledging, and trading policies. Members of management also performed a risk assessment of the Company’s other compensation programs including maximum program spending, program design elements, payment authorizations, and overall confirmation that plans do not encourage excessive risk-taking. The results of the consultant’s analysis of the Company’s executive compensation programs, as well as management’s review of the Company’s other compensation programs, were shared with the C&LD Committee, which concluded that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

In reaching its conclusion, the C&LD Committee noted that the Company’s compensation programs include a mix of cash and equity, as well as annual, medium-term, and long-term incentives. This mix of compensation, the design features of these programs, and the Company’s respective oversight and control requirements mitigate the potential of any individual inclination toward taking unnecessary risks. The C&LD Committee also acknowledged various other features of the Company’s compensation programs, policies, and practices designed to mitigate unwarranted risk. For example, the Company’s annual cash bonus program, STAR, provides the C&LD Committee with discretion to reduce or eliminate any award that would otherwise be payable. In addition, the performance metrics under STAR include both quantitative measures (e.g., top-line growth, bottom-line profits, free cash flow, etc.) and qualitative measures (e.g., relative performance, internal controls, innovation, etc.). These non-metric features mitigate the risk of an executive focusing too much on the specific financial metrics under STAR. Moreover, the performance metrics associated with the STAR Company Factor (core earnings per share growth and

2019 Proxy Statement 23

CORPORATE GOVERNANCE

organic sales growth) are aligned with the Company’s business plans and strategic objectives.

Further, the C&LD Committee recognized that the Company’s longer-term incentives include a balanced portfolio of stock options, restricted stock units, and performance stock units (under the Performance Stock Program, or PSP). These longer-term incentives incorporate a variety of payout horizons that focus executives on long-term performance: 10-year terms with three-year cliff vesting for stock options, three-year cliff vesting for restricted stock units, and a three-year performance period for performance-vested stock. The C&LD Committee also noted that the design of the PSP reduces the likelihood that an executive will focus too much on a single performance measure by including four different performance categories with weightings of 20% or 30% each to provide a balanced risk profile. The categories are: organic sales growth relative to competitive peers, constant currency core before-tax operating profit growth, core earnings per share growth, and free cash flow productivity. In addition, actual performance against goals with respect to each of these performance measures will yield a payout from a minimum of 0% to a maximum of 200% of a senior executive’s target incentive opportunity. Using this sliding scale approach, versus an all-or-nothing approach, discourages participants from taking unnecessary risks. Furthermore, beginning with the most recent PSP award, a relative Total Shareholder Return multiplier was added to ensure further alignment with shareholder interests. Each of the financial measures is defined and further explained on page 41 of this proxy statement.

Finally, the C&LD Committee acknowledged that the Company has a global compensation and benefits policy review board that authorizes any new plans and monitors existing plans as well as maintains several policies intended to mitigate inappropriate risk taking, including stock ownership guidelines for senior executives, a recoupment policy that can be applied in the event of any significant financial restatement, and an insider trading policy that prohibits margin and hedging transactions by senior executives.

Additional Governance Matters

COMPANY POLICY REGARDING EMPLOYEE, OFFICER, AND DIRECTOR HEDGING

The Company’s Global Insider Trading Policy generally prohibits Directors, senior executives, other designated employees, and certain persons or entities related to these individuals, from engaging in hedging, short sales, pledging, collars, or any other derivative transaction involving the use of market investments to manage the risk of price movements in Company stock or to leverage the potential return of a predicted move in Company stock. Exceptions to this general policy require approval from the Company’s CLO. Certain aspects of this policy do not apply to Trian Fund Management, L.P. (“Trian”), an institutional investment manager of which Mr. Peltz is Chief Executive Officer, and the funds and investment vehicles managed by Trian. The Company’s general policy nevertheless applies to Mr. Peltz in his individual capacity.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

The Worldwide Business Conduct Manual requires that all employees and Directors disclose all potential conflicts of interest and promptly take actions to eliminate any such conflict when the Company requests. In addition, the Company has adopted a written Related Person Transaction Policy that prohibits any of the Company’s executive officers, Directors, or any of their immediate family members from entering into a transaction with the Company, except in accordance with the policy.

Under our Related Person Transaction Policy, the CLO has primary responsibility for determining whether, based on the facts and circumstances, a related person has a direct or indirect material interest in a proposed or existing transaction. If the CLO determines that the related person would have a direct or indirect material interest in the transaction, the CLO must present the transaction to the Audit Committee for review or, if impracticable under the circumstances, to the Chair of the Audit Committee, who must then either approve or reject the transaction in accordance with the terms of the policy. While making this determination, the Audit Committee must consider all relevant information available and, as appropriate, take into consideration the following:

•	whether the transaction was undertaken in the ordinary course of business of the Company;

24 The Procter & Gamble Company

CORPORATE GOVERNANCE

•	whether the transaction was initiated by the Company or the related person;
•	whether the transaction contains terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
•	the purpose of the transaction and its potential benefits to the Company;
•	the approximate dollar value of the transaction, particularly as it involves the related person;
•	the related person’s interest in the transaction; and
•	any other information regarding the related person’s interest in the transaction that would be material to investors under the circumstances.

The Audit Committee may only approve the transaction if it determines that the transaction is not inconsistent with the best interests of the Company as a whole. Further, in approving any such transaction, the Audit Committee has the authority to impose any terms or conditions it deems appropriate on the Company or the related person. Absent this approval, no such transaction may be entered into by the Company with any related person. The Audit Committee has reviewed and approved the following transactions.

Jon R. Moeller, the Company’s Vice Chairman, Chief Operating Officer (COO) and Chief Financial Officer (CFO), is married to Lisa Sauer, a long-tenured employee of the Company who currently holds the position of Vice President—Product Supply, Global Home Care Products and External Supply Solutions. Her total compensation last year was approximately $969,000, consisting of salary, bonus, equity grants, and retirement and health benefits. Her compensation is consistent with the Company’s overall compensation principles based on her years of experience, performance, and position within the Company. Prior to Mr. Moeller becoming CFO, the Audit Committee approved the continued employment of Ms. Sauer with the Company under the Company’s Related Person Transaction Policy, concluding that her continued employment was not inconsistent with the best interests of the Company as a whole.

Deborah P. Majoras, the Company’s Chief Legal Officer and Secretary, is married to John M. Majoras, one of approximately 900 partners in the law firm of Jones Day. The Company has hired Jones Day, in the ordinary course of business, to perform legal services. The Company’s relationship with Jones Day dates back more than 30 years and significantly precedes

Ms. Majoras joining the Company as Vice President and General Counsel in 2008 from the Federal Trade Commission, where she served as Chairman. Mr. Majoras does not receive any direct compensation from the fees paid to Jones Day by the Company, his ownership in the Jones Day law firm is significantly less than 1%, and the fees paid by the Company to Jones Day in the last fiscal year were less than 1% of their annual revenues. Under the Company’s Related Person Transaction Policy, the Audit Committee reviewed and approved the continued use of Jones Day as a provider of legal services to the Company, but required the Company’s CEO to approve any recommendations by Ms. Majoras to hire Jones Day for a specific legal matter. In doing so, the Committee concluded that the Majorases did not have a direct or indirect material interest in the Company’s hiring of Jones Day and that the relationship was not inconsistent with the best interests of the Company as a whole.

R. Alexandra Keith, Chief Executive Officer—Beauty, is married to Christopher Keith, a long-tenured employee of the Company who currently holds the position of Vice President—Brand Franchise Leader, Baby Care and Brand Building Organization, Global Baby and Feminine Care. His total compensation last year was approximately $879,000, consisting of salary, bonus, equity grants, and retirement and health benefits. His compensation is consistent with the Company’s overall compensation principles based on his years of experience, performance, and position within the Company. Upon Ms. Keith becoming President – Global Hair Care and Beauty Sector, the Audit Committee approved the continued employment of Mr. Keith with the Company under the Company’s Related Person Transaction Policy, concluding that his continued employment was not inconsistent with the best interests of the Company as a whole.

Fama Francisco, Chief Executive Officer—Baby and Feminine Care, is married to Noel Francisco, a P&G employee who currently holds the position of Senior Manager—Human Resources, International Benefits & Expat Medical Plan Design. His total compensation last year was approximately $208,000, consisting of salary, bonus, and retirement and health benefits. In addition, Ms. Francisco is the sister-in-law of Mr. Carlo Francisco, a former P&G employee who during FY 2018-19 held the position of Associate Director—Sales, Corporate Market Strategy & Planning and Direct Drug Pharma, Philippines. His total compensation last year was approximately $170,000, consisting of salary,

2019 Proxy Statement 25

CORPORATE GOVERNANCE

bonus, equity grants, and retirement and health benefits. Both Messrs. Noel and Carlo Francisco started with the Company well before Ms. Francisco’s appointment as an executive officer. In addition, their respective compensation is consistent with the Company’s overall compensation principles based on their years of experience, performance, and positions within the Company. Upon Ms. Francisco becoming President – Global Baby Care and Baby and Feminine Care Sector, the Audit Committee approved the continued employment of Messrs. Noel and Carlo Francisco with the Company under the Company’s Related Person Transaction Policy, concluding that their continued employment was not inconsistent with the best interests of the Company as a whole.

M. Tracey Grabowski, the Company’s Chief Human Resources Officer, is the sister-in-law of Mr. Andy Ingal, a long-tenured P&G employee who currently holds the position of Senior Account Executive, Market Operations. His total compensation last year was approximately $214,000, consisting of salary, bonus, and retirement and health benefits. His compensation is consistent with the Company’s overall compensation principles based on his years of experience, performance, and position within the Company. Upon Ms. Grabowski’s appointment as the Company’s Chief Human Resources Officer, the Audit Committee approved the continued employment of Mr. Ingal with the Company under the Company’s Related Person Transaction Policy, concluding that his continued employment was not inconsistent with the best interests of the Company as a whole.

Francis S. Blake, a Director, is the stepfather of Asher Lanier, an employee of the Company who currently holds the position of Growth Analyst, Shave—Albertsons. Mr. Lanier’s total compensation last year was approximately $136,000, consisting of salary and retirement and health benefits. His compensation is consistent with the Company’s overall compensation principles based on his years of experience, performance, and position within the Company. Mr. Lanier was hired into an entry-level position with the Company and Mr. Blake played no role in Mr. Lanier’s hiring. In addition, Mr. Blake does not directly or indirectly manage Mr. Lanier’s ongoing career or individual compensation. Finally, Mr. Lanier does not share a household with Mr. Blake. In anticipation of Mr. Lanier’s total compensation exceeding $120,000 in FY 2017-18, the Audit Committee reviewed and approved the continued employment of Mr. Lanier with the Company under the Company’s Related Person Transaction Policy, concluding that his continued employment was not inconsistent with the best interests of the Company as a whole.

Other than as noted above and in the Compensation Committee Interlocks and Insider Participation section below, there were no transactions, in which the Company or any of its subsidiaries was a participant, the amount involved exceeded $120,000, and any Director, Director nominee, executive officer, or any of their immediate family members had a direct or indirect material interest reportable under applicable SEC rules or that required approval of the Audit Committee under the Company’s Related Person Transaction Policy, nor are there any currently proposed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All members of the Compensation & Leadership Development Committee during FY 2018-19 were independent directors, and none were employees or former employees of the Company.

Margaret C. Whitman, a Director and member of the C&LD Committee during most of FY 2018-19, is the Chief Executive Officer of Quibi, a mobile media company in which she also has an approximately 6% ownership stake. In June 2019, after Ms. Whitman was no longer a member of the C&LD Committee, the Company agreed to enter into a sponsorship agreement with Quibi, under which the Company will pay $1 million in 2019 as part of an initial sponsorship and will pay in monthly installments an additional $14 million beginning upon launch of the Quibi service, which is scheduled to occur in April 2020. The Company’s discussions with Quibi regarding a potential business relationship began with Quibi founder Jeffrey Katzenberg prior to Ms. Whitman’s investment and employment; the transaction was entered in the normal course of business and was not initiated by Ms. Whitman. The Company ultimately entered into the agreement with Quibi after an extensive two-sided, arms-length negotiation. The Audit Committee reviewed and approved the Company’s agreement with Quibi under the Company’s Related Person Transaction Policy, and that approval required that someone other than Ms. Whitman continue to be the primary manager of Quibi’s relationship with the Company. In doing so, the Committee concluded that the agreement was not inconsistent with the best interests of the Company as a whole.

26 The Procter & Gamble Company

CORPORATE GOVERNANCE

There are no Compensation Committee interlocks between the Company and any other entities in which one of our executive officers serves on the compensation committee (or equivalent) or the board of directors of another entity whose executive officer(s) served on our C&LD Committee or Board of Directors.

COMMUNICATION WITH DIRECTORS AND EXECUTIVE OFFICERS

Shareholders and others who wish to communicate with the Board or any particular Director, including the Lead Director, or with any executive officer of the Company, may do so by email at boardofdirectors.im@pg.com or by writing to the following address:

[Name of Director(s)/Executive Officer or “Board of Directors”]

The Procter & Gamble Company

c/o The Corporate Secretary’s Office

One Procter & Gamble Plaza

Cincinnati, OH 45202-3315

All such correspondence is reviewed by the Corporate Secretary’s office, which logs the material for tracking purposes. The Board has asked the Corporate Secretary’s office to forward to the appropriate Director(s) all correspondence, except for personal grievances, items unrelated to the functions of the Board, business solicitations, advertisements, and materials that are profane.

2019 Proxy Statement 27

DIRECTOR COMPENSATION

Director Compensation

The objective of the C&LD Committee is to provide non-employee members of the Board a compensation package consistent with the size-adjusted median of the Peer Group. Directors can elect to receive any part of their fees or retainer (other than the annual grant of Restricted Stock Units (“RSUs”)) as cash, RSUs, or unrestricted stock. Consistent with the practice of the past several years, the Company did not grant any stock options to Directors in FY 2018-19. Non-employee members of the Board received the following compensation:

•	a grant of RSUs following election to the Board at the Company’s October 9, 2018 annual meeting of shareholders, with a grant date fair value of $175,000. These units are forfeited if the Director resigns during the year, unless the resignation is for reasons of antitrust laws, or the Company’s conflict of interest, corporate governance, or continued service policies. These RSUs do not deliver in shares until at least one year after the Director leaves the Board and cannot be sold or traded until delivered in shares, thus encouraging alignment with the Company’s long-term interests and the interests of shareholders. These RSUs will earn dividend equivalents at the same rate as dividends paid to shareholders;
•	an annual retainer fee of $110,000 paid in quarterly increments; and
•	an additional annual retainer paid to the Lead Director and Chair of each committee as follows: Lead Director, $30,000; Chair of the Audit Committee, $25,000; Chair of the C&LD Committee, $20,000; Chairs of the Governance & Public Responsibility and Innovation & Technology Committees, $15,000.

At its June 11, 2019 meeting, the Board of Directors, upon the recommendation of the C&LD Committee, agreed to raise the annual retainer fee to $120,000, increase the annual award of RSUs to $200,000, and increase the additional annual retainer for Committee Chairs by $5,000 each. The Board also raised the Lead Director retainer to $40,000. The C&LD Committee recommended these increases because Director compensation had been essentially unchanged since 2013 and compensation was clearly below the size-adjusted median of the Peer Group. These changes bring Director compensation back in line with the peer group market median.

Non-employee members of the Board must own Company stock and/or RSUs worth six times their annual cash retainer. A number of the non-employee Directors were appointed or elected to the Board within the last few years. However, all non-employee Directors either meet or are on track to meet the ownership requirements within the five-year period established by the C&LD Committee.

28 The Procter & Gamble Company

DIRECTOR COMPENSATION

The following table and footnotes provide information regarding the compensation paid to the Company’s non-employee Directors in FY 2018-19. Directors who are employees of the Company receive no compensation for their service as Directors.

DIRECTOR COMPENSATION
	Fees

Name	Annual Retainer ($)	Committee Chair & Lead Director Fees ($)	Total Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	All Other Compensation[3] ($)	Total ($)

Francis S. Blake	110,000	—	110,000	175,000	0	285,000

Angela F. Braly	110,000	15,000	125,000	175,000	0	300,000

Amy Chang	110,000	—	110,000	175,000	0	285,000

Kenneth I. Chenault	68,444	—	68,444	175,000	0	243,444

Scott D. Cook	110,000	15,000	125,000	175,000	0	300,000

Joseph Jimenez	110,000	—	110,000	175,000	0	285,000

Terry J. Lundgren	110,000	20,000	130,000	175,000	0	305,000

W. James McNerney, Jr.	110,000	30,000	140,000	175,000	0	315,000

Nelson Peltz	110,000	—	110,000	175,000	0	285,000

Margaret C. Whitman	110,000	—	110,000	175,000	0	285,000

Patricia A. Woertz	110,000	25,000	135,000	175,000	0	310,000

Ernesto Zedillo	68,444		68,444	175,000	0	243,444

1 Director fees are paid quarterly. Each Director may elect to take these fees in cash, unrestricted stock, RSUs (which vest immediately), or a combination of the three. The RSUs earn dividend equivalents that are subject to the same vesting provision as the underlying RSUs and are accrued in the form of additional RSUs each quarter and credited to each Director’s holdings. Mr. Blake elected to take $105,000 of his fees in unrestricted stock, which had a grant date fair value of $105,146. Ms. Braly elected to take $120,000 of her fees in RSUs, which had a grant date fair value of $120,196. Mr. Chenault retired from the Board on February 13, 2019, and his retainer was prorated accordingly. He elected to take $13,444 of his fees in cash and $55,000 in RSUs, which had a grant date fair value of $55,071. Mr. Cook elected to take $120,000 of his fees in unrestricted stock, which had a grant date fair value of $120,196. Mr. Jimenez elected to take $105,000 of his fees in RSUs, which had a grant date fair value of $105,146. Mr. Lundgren elected to take $125,000 of his fees in RSUs, which had a grant date fair value of $125,254. Mr. McNerney elected to take $135,000 of his fees in unrestricted stock, which had a grant date fair value of $135,063. The remaining Directors took their fees in cash. Dr. Zedillo retired from the Board on February 13, 2019, and his retainer was prorated accordingly.

2 Each year, upon election at the Company’s annual meeting of shareholders, every Director is awarded a $175,000 grant of RSUs. These RSUs vest after one year as long as the Director remains on the Board. Each Director has 2,176 RSUs outstanding (representing the grant on October 9, 2018, and subsequent dividend equivalents).

In addition, Ms. Braly has 4,992 shares of retirement restricted stock outstanding as of June 30, 2019.

3 For all Board meetings throughout the fiscal year, Directors were entitled to bring a guest so long as the Director used the Company aircraft to attend the meeting and the guest’s attendance did not result in any incremental aircraft cost. Directors are also covered under the same insurance policy as all Company employees for accidental death while traveling on Company business (coverage is $750,000 for each Director). The incremental cost to the Company for this benefit is $3,541. In addition, the Company maintains a Charitable Awards Program for current and retired Directors who were participants prior to July 1, 2003. Under this program, at their death, the Company donates $1,000,000 per Director to up to five qualifying charitable organizations selected by each Director. Directors derive no financial benefit from the program because the charitable deductions accrue solely to the Company. The Company funds this contribution from general corporate assets. In FY 2018-19, no payments were made. The Company also made a $500 donation on behalf of each Director to the Children’s Safe Drinking Water Program or to a different charity of their choice. These donations were also funded from general corporate assets, and the Directors derive no financial benefit from these donations because the charitable deductions accrue solely to the Company. In recognition of Kenneth I. Chenault’s service on the Board, at his retirement the Company made a contribution of $10,000 to the Smithsonian’s National Museum of African American History and Culture. As an employee Director, Mr. Taylor did not receive a retainer, fees, or a stock award.

2019 Proxy Statement 29

C&LD COMMITTEE REPORT

C&LD Committee Report

Compensation Committee Report

The Compensation & Leadership Development Committee of the Board of Directors has reviewed and discussed the following section of this proxy statement entitled “Compensation Discussion & Analysis” with management. Based on this review and discussion, the Committee has recommended to the Board that the section entitled “Compensation Discussion & Analysis,” as it appears on the following pages, be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019.

Terry J. Lundgren, Chair

Joseph Jimenez

W. James McNerney, Jr.

30 The Procter & Gamble Company

COMPENSATION DISCUSSION & ANALYSIS

Compensation Discussion & Analysis

Introduction

The focus of this discussion and analysis is on the Company’s compensation philosophies and programs for its named executive officers (“NEOs”) for FY 2018-19. Effective July 1, 2019, the Board appointed Mr. Moeller as Chief Operating Officer, in addition to his then-current responsibilities. Also effective July 1, 2019, as part of the organizational redesign, Ms. Ferguson-McHugh was appointed CEO-Family Care and P&G Ventures, and Ms. Tastad was appointed Group President-North America and Chief Sales Officer.

David S. Taylor Chairman of the Board, President and Chief Executive Officer
Jon R. Moeller Vice Chairman, Chief Operating Officer and Chief Financial Officer	Mary Lynn Ferguson-McHugh CEO-Family Care and P&G Ventures

Deborah P. Majoras Chief Legal Officer and Secretary	Carolyn M. Tastad Group President-North America and Chief Sales Officer

2019 Proxy Statement 31

COMPENSATION DISCUSSION & ANALYSIS

FY 2018-19 Results—Key Compensation Measures

The Company’s focus for FY 2018-19 was on the execution of four key strategic priorities: extend our margin of competitive superiority across the five consumer touchpoints (product, package, brand communication, retail execution, and value), drive productivity savings to fund investments for growth and enhance our industry leading margins, strengthen our organization structure, and constructively disrupt our industry. The Company met or exceeded its going-in targets for its key compensation measures. This led to above-target payouts in our bonus programs.

Key Compensation Measures	Original FY 2018-19 Targets[1]	FY 2018-19 Actuals[2]

Organic Sales Growth[3]	2% to 3%	5%

Core EPS Growth[4]	3% to 8%	7%

Adjusted Free Cash Flow Productivity[5]	≥90%	105%

1 The targets above reflect the original FY 2018-19 financial guidance provided by the Company on July 31, 2018.

2 FY 2018-19 actuals for Organic Sales Growth, Core EPS Growth and Adjusted Free Cash Flow Productivity were used in the calculation of Year 3 Performance Stock Program results, as further detailed on page 42.

3 Organic Sales Growth is a measure of sales growth excluding the impacts of acquisitions, divestitures, foreign exchange and the impact from the July 1, 2018 adoption of a new accounting standard for “Revenue from Contracts with Customers” from year-over-year comparisons. See Exhibit A for a reconciliation of non-GAAP measures.

4 Core EPS Growth is a measure of the Company’s diluted net earnings per share growth, adjusted for the gain on dissolution of the PGT Healthcare partnership, the Shave Care impairment charge and anti-dilutive impacts in fiscal 2019, the transitional impacts of the U.S. Tax Act and losses on early extinguishment of debt in fiscal 2018 and incremental restructuring charges in both fiscal 2019 and 2018. See Exhibit A for a reconciliation of non-GAAP measures including details on the items being adjusted.

5Adjusted Free Cash Flow Productivity is the ratio of adjusted free cash flow (Operating Cash Flow less Capital Expenditures and the tax payment for the transitional tax related to the U.S. Tax Act) to Net Earnings adjusted for the gain on dissolution of the PGT Healthcare partnership and the Shave Care impairment charge. See Exhibit A for a reconciliation of non-GAAP measures.

Organic Sales Growth was 5% and broad based. We grew organic sales in 9 of 10 global categories and all of our 15 largest markets are growing or holding organic sales. Core EPS Growth of 7% was in the upper end of the original target range despite headwinds from foreign exchange, commodities, transportation, and tariffs (which impacted net earnings by approximately -13% or -$1.4 billion, in total).

To address these headwinds, the Company increased pricing to partially recover foreign exchange impacts in key emerging markets and executed price increases in developed markets to help offset higher commodity costs. We also delivered productivity savings across all elements of cost: cost of goods sold, non-manufacturing overhead, and marketing. For example, the Company delivered $1.0 billion in gross cost of goods savings, spanning materials, manufacturing, and logistics. In total, productivity improvements contributed 260 basis points of operating margin benefit. Finally, we executed some select asset sales.

Adjusted Free Cash Flow Productivity was 105%, ahead of target. These cash results enabled the return of $12.5 billion to shareholders ($7.5 billion in dividends and $5.0 billion in share repurchase).

32 The Procter & Gamble Company

COMPENSATION DISCUSSION & ANALYSIS

Executive Compensation Practices

Our executive compensation practices are designed to incent strong performance, support good governance, and mitigate excessive risk-taking.

What We Do:

☑	Target compensation at the median of an appropriate peer group, with substantial variation based on performance.

☑	Significant share ownership and equity holding requirements are in place for senior executives.

☑	Multiple performance metrics under STAR and PSP remove any incentive to focus on a single performance goal to the detriment of other goals.

☑	Appropriate balance between short-term and long-term compensation discourages short-term risk-taking at the expense of long-term results.

☑	Double Trigger. Time-based equity awards do not vest solely on account of a change-in-control (requires a qualifying termination following a change-in-control).

☑	Engagement of an Independent Advisor. Our C&LD Committee engages an independent compensation consultant, who performs no other work for the Company, to advise on executive compensation matters.

☑

Clawback policy permits the C&LD Committee to recoup certain compensation payments in the event of a significant restatement of financial results for any reason. Additionally, the two most recent stock plans allow recovery of proceeds from stock awards if a participant violates certain plan provisions such as taking actions that may damage the reputation, goodwill, or stability of the Company.

What We Do Not Do:

☒	No employment contracts with executives containing special severance payments such as golden parachutes.

☒	No special executive retirement programs and no severance programs that are specific to executive officers.

☒	No gross-up payments to cover personal income taxes or excise taxes that pertain to executive or severance benefits.

☒	No excessive perquisites for executives.

☒	No hedging or engaging in the following transactions that include shares of Common Stock: pledging, collars, short sales, and other derivative transactions.

☒	No re-pricing or backdating stock options.

Our Compensation Objectives

Our fundamental and overriding objective is to create value for our shareholders at leadership levels on a consistent long-term basis. To accomplish this goal, the C&LD Committee designs executive compensation programs that:

•	Emphasize Pay for Performance by aligning incentives with business strategies to reward executives who achieve or exceed Company, business unit, and individual goals, while removing any incentive to focus on a single performance goal to the detriment of others.

•	Pay Competitively by setting target compensation opportunities to be competitive with other global corporations of similar size, value, and complexity.

•	Focus on Long-Term Success by including equity as a cornerstone of our executive pay programs and by using a combination of short-term and long-term incentives to ensure a strong

2019 Proxy Statement 33

COMPENSATION DISCUSSION & ANALYSIS

connection between Company performance and actual compensation realized.

The C&LD Committee approaches CEO and overall executive compensation with the same pay principles used to set compensation at all levels of the Company: we pay competitively, we pay for performance and contribution, and we work to ensure we have equitable pay practices across our organization. To that end, the C&LD Committee reviews a broad spectrum of information, including the ratio between the total compensation of the median employee and the total compensation of the CEO (found of page 64 of this proxy). Across the Company, total compensation is benchmarked against an appropriate peer group, using median market pay as the competitive benchmark. Compensation can then can be adjusted based on performance. In setting CEO and executive pay, the C&LD Committee takes into account the executive’s experience in the particular role as well as the performance of the total Company and business units, and also considers individual performance. In setting CEO pay, other factors are considered by the Committee such as the degree of pay alignment with the company’s relative Total Shareholder Return (TSR) rank and the appropriate mix of pay between short- and long-term, fixed and performance-based pay.

Emphasizing Pay for Performance

Our executive compensation program consists of four key components: salary, the Short-Term Achievement

Reward (STAR), and two long-term incentive equity programs – the Performance Stock Program (PSP) and the Long-Term Incentive Program (LTIP). For FY 2018-19, these four components constituted approximately 95% on average of each NEO’s total compensation. The remaining 5% consisted of retirement income and other benefits.

We design our programs so that NEO compensation varies by type (fixed versus performance-based), length of performance period (short-term versus long-term), and form (cash versus equity). We believe that such variation is necessary to: (1) strike the appropriate balance between short- and long-term business goals; (2) encourage appropriate behaviors and discourage excessive risk-taking; and (3) align the interests of the Company’s executives with our shareholders.

While salary is considered a fixed component of compensation, salary progression over time is based on individual performance and the scope of responsibilities of the role. The remaining compensation components vary based on the performance of the individual, the performance of the individual’s business unit, and the performance of the Company as a whole. This mix of components is designed to incentivize both individual accountability and collaboration to build long-term shareholder value. The charts below show the average mix of the four key components of FY 2018-19 NEO compensation based on type, length, and form of compensation.

Consistent with our design principles, performance-based programs pay out at 100% when target goals are achieved. Payouts below 100% occur when target goals are not achieved, and payouts above 100% are possible when target goals are exceeded. Over the previous ten years, the average STAR payout for NEOs ranged from a low of 67% of target to a high of 167% of target. Since the inception of PSP in 2010, the final performance result has ranged from a low of 20% to a high of 123%. For the current year, the average STAR payout for the NEOs was 167% of target, and the PSP performance result for the three years ending June 30, 2019, was 123%. The combined realized pay for STAR and PSP was 161% of target for the NEOs in aggregate. Over the past five years the combined STAR and PSP realized pay for the NEOs was 83% of target. Payouts

34 The Procter & Gamble Company

COMPENSATION DISCUSSION & ANALYSIS

under these programs were based on the results achieved as compared to the pre-established performance targets, highlighting the clear link between pay and performance that is the cornerstone of our compensation programs.

Paying Competitively

The C&LD Committee structures executive compensation so that total targeted annual cash and long-term compensation opportunities are competitive with the targets for comparable positions at companies considered to be our peers (“Peer Group”), based on criteria described below. The C&LD Committee sets targets for each element of compensation considering the same elements of compensation paid to those holding similar roles at companies in our Peer Group, focusing on positions with similar management and revenue responsibility. For the CEO’s compensation analysis, the C&LD Committee considers the Company’s revenue, market capitalization, and relative performance compared to our Peer Group.

The Peer Group is objectively determined and consists of global companies that generally meet the following criteria:

•	have revenue comparable to the Company ($67 billion) and/or market capitalization comparable to the Company (approximately $230 billion as of December 2018);
•	Peer Group revenues range from $15 billion to $495 billion with a median of $69 billion; and
•	Peer Group market capitalization ranges from $35 billion to $660 billion with a median of $162 billion.

•	compete with the Company in the marketplace for business and investment capital;

•	compete with the Company for executive talent; and

•	have generally similar pay models. We do not compare with companies in the financial services or insurance industries, where the mix of pay elements or program structure is generally materially different from our mix of pay elements and program structure.

Each year, the C&LD Committee evaluates and, if appropriate, updates the composition of the Peer Group. Changes to the Peer Group are carefully considered and made infrequently to ensure continuity from year to year. For FY 2018-19, the Committee did not make any changes to the Peer Group, which consists of the following companies:

3M	Colgate-Palmolive	Home Depot	Merck	Pfizer
AT&T	ExxonMobil	IBM	Microsoft	United Technologies
Boeing	Ford Motor Co.	Johnson & Johnson	Mondelez	Verizon Communications
Chevron	General Electric	Kimberly-Clark	Nike	Wal-Mart Stores
Coca-Cola	HP Inc.	Lockheed Martin	PepsiCo

While the target total compensation for our NEOs is set considering the size-adjusted median target total compensation within our Peer Group, actual compensation varies depending on the NEO’s responsibility and experience in the particular role, as well as on total Company, business unit, and individual performance. Consistent with our principles to pay for performance and pay competitively, substantial differences may exist among NEOs’ pay.

Focus on Long-Term Success

To reinforce the importance of stock ownership and long-term focus for our most senior executives, including the NEOs, the C&LD Committee established the Executive Share Ownership Program and Equity Holding Requirement.

The Executive Share Ownership Program requires the CEO to own shares of Company stock and/or RSUs (including granted Performance Stock Units (“PSUs”)) valued at a minimum of eight times salary. Mr. Taylor currently holds approximately 23 times salary. All other NEOs must own stock and/or RSUs (including granted PSUs) valued at a minimum of four or five times salary, depending on the NEO’s role. The C&LD Committee annually reviews these holdings, and in 2019 each NEO exceeded these requirements.

The Equity Holding Requirement ensures executives remain focused on sustained shareholder value even after exercising their stock options or receiving shares from RSU settlements or PSU payouts. The equity holding requirement applies when an executive, including an NEO, has not met the ownership requirements of the Executive Share Ownership Program. When the holding requirement applies, the

2019 Proxy Statement 35

COMPENSATION DISCUSSION & ANALYSIS

CEO is required to hold the net shares received from stock option exercises and RSU and PSU settlements for at least three years, and the other NEOs are required to hold net shares received for at least one year. The holding requirement does not apply to unrestricted stock or to STAR awards that executives elect to take as stock options instead of cash.

Elements of Our Compensation Programs

Annual Cash Compensation

The Company’s annual cash compensation consists of salary and STAR. We collect and analyze data from the Peer Group on the total annual cash compensation opportunity (salary plus annual bonus target) for positions comparable to those at the Company. We consider the target median annual cash compensation opportunity for each position within our Peer Group, adjusted for size using a regression analysis of Peer Group revenues, to set a salary range mid-point and a target for STAR, as a percentage of salary (“STAR target”).

SALARY

Mr. Taylor’s annual salary increased 6.25% to $1,700,000 effective January 1, 2019, based on his performance in leading the Company to improved total shareholder return, and competitive market data. The increase was 2% on an annualized basis because this was his first salary adjustment in over three years. The salary for Mr. Moeller increased by 5% to $1,050,000 effective July 1, 2018, reflecting his individual performance in his role as Vice Chair and CFO, which includes responsibility for Information Technology, Global Business Services, and Mergers and Acquisitions. The Committee also increased Ms. Ferguson-McHugh’s salary by 3.5% to $880,000 effective August 1, 2018, based on her performance managing the Family Care and P&G Ventures businesses and market movement. The Committee increased Ms. Majoras’ salary by 3.5% to $890,000 based on her performance as well as market movement, effective February 1, 2019. Finally, the Committee increased the salary for Ms. Tastad by 5.5% to $760,000 effective February 1, 2019, reflecting her strong performance managing the North America business.

STAR ANNUAL BONUS

The STAR program links a substantial portion of each NEO’s annual cash compensation to the Company’s performance for the fiscal year. The program focuses on the achievement of business unit results, but also includes a component that measures the performance of the overall Company. STAR awards are generally paid in cash, but executives can also elect to receive all or part of their awards in stock options or deferred compensation.

The Committee made several changes to the STAR program in its June 2018 meeting that were effective starting with the 2018-19 program. These changes provide a stronger emphasis on business unit results, increase the range of possible outcomes to better match incentive payouts with performance, and also reflect investor feedback:

•	The range of payouts related to the Company and Business Unit Factors were expanded to 0%-200%, replacing the prior ranges of 70%-130% of target and 50%-150% of target, respectively. Exceptional performance may now result in higher awards, while poor performance could result in a zero payout.
•	The formula is now weighted to increase focus on business unit results, with the Business Unit Factor weighted 70% and the Company Factor weighted 30%.
•	The formula is now additive rather than multiplicative.

STAR awards are now calculated using the following formula:

36 The Procter & Gamble Company

COMPENSATION DISCUSSION & ANALYSIS

The basis for each element of STAR is:

•	STAR Target. The C&LD Committee sets STAR targets as a percentage of salary for NEOs using annual bonus benchmarks for similar positions in our Peer Group.
•	Business Unit Performance Factor. The CEO, CFO, and CHRO (“STAR Committee”) recommend Business Unit Performance Factors for each business unit, based on a retrospective assessment of the performance of each of the 18 business units against six metrics: organic sales growth, operating profit growth, adjusted free cash flow productivity, value share, operating TSR, and internal controls. This assessment is compared to each business unit’s role in the portfolio, reflecting the different industries in which the Company’s businesses compete and their growth potential. The C&LD Committee then determines the Business Unit Performance Factors based on the STAR Committee’s recommendations. None of the officers on the STAR Committee participates in discussions or recommends their own STAR awards to the C&LD Committee. The Business Unit Performance Factors can range between 0% and 200%. The Business Unit Performance Factor for global business services and corporate functions is the weighted average of all the global business units (“GBU”) and selling and market operations (“SMO”) Business Unit Performance Factors in order to align all organizations with the six metrics.

The Business Unit Performance Factor for NEOs who lead multiple business units is based on a combination, as determined by the STAR Committee, of the results of the business units for which the NEO is ultimately responsible. There are no separate performance goals for the business unit combinations for purposes of compensation.

To better align STAR awards with individual and local performance, the President of each business may differentiate award levels based on the overall performance of lower level divisions, provided the total expenditure does not exceed what was approved by the STAR committee. This differentiation does not impact NEO compensation.

•	Total Company Performance Factor. The C&LD Committee sets targets for the Company’s annual Organic Sales Growth and Core EPS Growth as the basis for the Company Performance Factor to encourage a balanced focus on both top-line and bottom-line results and to encourage collaboration among the business units. These targets are typically linked to the external financial guidance provided at the beginning of the fiscal year, and the Core EPS target specifically includes the expected impact of our share repurchase program. The Committee establishes performance targets and a payout scale from 0% to 200% for each measure, with each weighted 50% and added together to produce the Total Company Performance Factor.

While the formula described above is used to calculate potential STAR awards, the C&LD Committee retains the authority to make no STAR award in a given year and the discretion to accept, modify, or reject management’s recommendations for any or all employees, including the NEOs.

FY 2018-19 STAR ANNUAL BONUS

Mr. Taylor’s STAR target remained unchanged from last fiscal year at 200% of salary. The STAR target for Mr. Moeller remained unchanged at 130% of salary. The target for Ms. Ferguson-McHugh remained unchanged at 100% of salary. The STAR target for Ms. Majoras is 110% which reflects higher market practice for Chief Legal Officer. The target for Ms. Tastad is 100%.

At the beginning of FY 2018-19, the C&LD Committee established the Organic Sales Growth target at 2.5% to 3% and the Core EPS Growth target at 5%. These goals were used to establish a payout scale from 0% to 200% of target for each measure with a 100% payout for target performance. Each measure’s results were weighted at 50% and added together to derive the Total Company Performance Factor. Organic Sales Growth and Core EPS Growth were 5% and 7% respectively, resulting in a Total Company Performance Factor of 171%.

2019 Proxy Statement 37

COMPENSATION DISCUSSION & ANALYSIS

The C&LD Committee then reviewed the recommendations provided for the 18 Business Unit Performance Factors and, after considering the performance of the total Company and the appropriate combination of Business Unit Performance Factors for each NEO, approved the following STAR awards:

FY 2018-19 STAR AWARDS

NEO	STAR Target ($)	Business Unit Factor (70% Weight) (%)	Total Company Factor (30% Weight) (%)	STAR Award ($)	STAR Award (% of Target)

David Taylor	3,400,000	154	171	5,409,400	159

Jon R. Moeller	1,365,000	154	171	2,171,715	159

Mary Lynn Ferguson-McHugh	880,000	177	171	1,543,300	175

Deborah P. Majoras	979,000	154	171	1,557,589	159

Carolyn M. Tastad	760,000	190	171	1,400,680	184

In keeping with good governance practices, the NEO members of the STAR Committee (CEO, CFO) did not recommend their own awards. Instead, the C&LD Committee used the weighted average of all Business Unit Performance Factors and the Total Company Performance Factor to determine the awards according to the STAR formula. This resulted in an award of $5,409,400 for Mr. Taylor, and $2,171,715 for Mr. Moeller.

The STAR awards recommended to the C&LD Committee for Ms. Ferguson-McHugh, Ms. Majoras, and Ms. Tastad were computed using the formula described on page 36 of this proxy statement. This resulted in an award of $1,543,300 for Ms. Ferguson-McHugh, an award of $1,557,589 for Ms. Majoras, and an award of $1,400,680 for Ms. Tastad.

Long-Term Incentive Programs

The majority of the NEOs’ compensation is delivered through two long-term incentive programs tied to sustained Company performance: the PSP and the LTIP.

The C&LD Committee uses competitive market data to set total long-term compensation targets considering the median total long-term compensation of comparable positions in the Peer Group, regressed for revenue size.

The CEO recommends NEO grants to the C&LD Committee based on benchmarked long-term compensation targets, adjusted for business results and individual contributions attributable to each NEO, including that individual’s leadership skills and focus on key Diversity & Inclusion initiatives. These recommendations can be up to 50% above or 50% below the benchmarked target for each level and role.

The C&LD Committee retains full authority to accept, modify, or reject these recommendations. In exceptional cases, no grant will be awarded. One half of each NEO’s annual long-term compensation is allocated to PSP through an initial PSU grant as defined below. The other half is an LTIP grant.

PERFORMANCE STOCK PROGRAM (PSP)

The PSP aligns the interests of the NEOs with shareholders by encouraging NEOs to focus on the aspects of the long-term performance of the Company that create shareholder value. In the first year of each three-year performance period, the C&LD Committee grants PSUs to each NEO. The number of PSUs that vest at the end of the performance period will depend on Company results against predetermined performance goals over the three-year period.

For 2018-19, the C&LD Committee made several changes to ensure that awards reflect performance versus external competitive benchmarks, to better align rewards to business results, and to reflect suggestions made by our shareholders, as follows:

•	Replaced the Organic Sales Growth metric with a Relative Organic Sales Growth metric that compares our sales growth performance to that of our consumer products competitive peer set.
•	Added a Relative Total Shareholder Return (R-TSR) modifier comparing our total shareholder return to that of our consumer products competitive peer set. The R-TSR modifier will provide a 125% multiplier for three-year cumulative results in the top quartile of our peer set, and a 75% multiplier for results in the bottom quartile.

38 The Procter & Gamble Company

COMPENSATION DISCUSSION & ANALYSIS

The C&LD Committee sets targets at the beginning of each performance period for the following categories (“Performance Categories”): Relative Organic Sales Growth weighted 30%; Constant Currency Core Before-Tax Operating Profit Growth weighted 20%; Core EPS Growth weighted 30%; and Adjusted Free Cash Flow Productivity weighted 20%. These measures are balanced financial metrics that the Company has found are the key drivers of Total Shareholder Return.

The Core EPS growth target for year one of the PSP program is typically linked to the external financial guidance provided at the beginning of the fiscal year. The Core EPS targets for years two and three are based on our longer-term expected growth rates. These targets include the best estimates of the impact of our share repurchase program. The C&LD Committee then assigns a minimum and maximum performance goal for each Performance Category. At the end of the three-year performance period, each Performance Category will have a Performance Factor between 0% and 200%, depending on results achieved in each category. The Performance Factor will be 100% if the business results for the category are at target. Business results falling between the minimum and maximum performance goals are determined via linear interpolation. We believe that using a sliding scale to reward performance, as opposed to “all or nothing” goals, discourages participants from taking unnecessary risks to earn payments under the program.

To determine the vested PSUs, at the end of each three-year performance period, the C&LD Committee multiplies the initial PSU grant (plus compounded dividend equivalents) by the weighted average of the Performance Factors and the new Relative TSR modifier, which is set at 125% for results in the top quartile of our peer set, and 75% for results in the bottom quartile. The formula is as follows:

PSUs vest at the earliest of the end of the three-year performance period or when the individual becomes retirement eligible, provided the NEO was an employee on June 30 following the grant date of the PSUs. Final payouts are not determined until the end of the three-year performance period. Upon vesting of their PSUs, NEOs may elect to defer receipt of the shares of Common Stock by choosing to instead receive deferred RSUs.

Note that the Performance Factors for the 2016-2019 PSP Performance Period, which ended on June 30, 2019, are different from the factors described above (see page 42 for details).

LONG-TERM INCENTIVE PROGRAM (LTIP) GRANT

The LTIP grant is the second component of the Company’s long-term incentive compensation for its senior executives. Executives can elect to receive all or a portion of their LTIP grants in either RSUs or stock options, with the exception of the CEO, whose grant form and amount is solely determined by the C&LD Committee. Stock options do not vest (and therefore are not exercisable) until three years from the date of grant and expire ten years from the date of grant, or earlier in the case of certain termination events. RSUs cliff vest three years after grant date and are delivered, upon vesting, in shares of Common Stock, along with compounded dividend equivalents. In addition, NEOs must be employed on the June 30 following the grant date to retain the awards, even if they are eligible for retirement. These awards focus executives on the long-term success of the Company, and we believe the vesting restrictions enhance retention because employees who voluntarily resign from the Company during the specified vesting periods forfeit their grants.

2019 Proxy Statement 39

COMPENSATION DISCUSSION & ANALYSIS

FY 2018-19 LONG-TERM INCENTIVE GRANTS

The following long-term incentive grants were made in FY 2018-19. The actual compensation realized by each NEO will be determined by future Company performance.

FY 2018-19 LONG-TERM INCENTIVE GRANTS
	PSP Grant		LTIP Grant			Total
	PSUs	Grant Date Fair Value	Options	RSUs	Grant Date Fair Value	Grant Date Fair Value

NEO	(#)	($)	(#)	(#)	($)	($)

David Taylor	55,716	6,375,025	230,586	31,698	6,375,101	12,750,126

Jon R. Moeller	26,315	3,010,962	160,153	7,638	3,010,882	6,021,844

Mary Lynn Ferguson-McHugh	13,475	1,541,810	54,672	7,823	1,541,832	3,083,642

Deborah P. Majoras	12,237	1,400,158	49,650	7,104	1,400,164	2,800,322

Carolyn M. Tastad	13,227	1,513,433	26,833	11,518	1,513,444	3,026,877

The C&LD Committee approved $12,750,000 in long-term incentive value for Mr. Taylor. In awarding a modest increase in at-risk performance-based pay, the Committee considered Mr. Taylor’s performance in leading the Company to improved total shareholder returns, as well as market data on our peer group CEOs.

The C&LD Committee approved a total long-term incentive award of $6,021,730 for Mr. Moeller. This award reflects the scope of Mr. Moeller’s role as CFO which includes responsibilities that exceed most other Peer Group CFOs, including oversight of the Company’s Global Business Services, Information Technology, and Mergers and Acquisitions.

The Committee approved an award of $3,083,450 for Ms. Ferguson-McHugh based on business results and recognition of her significant contributions to Diversity & Inclusion Company objectives. Ms. Majoras received an award of $2,800,250 to recognize her sustained top performance to the Company as CLO. Finally, the Committee approved an award of $3,026,750 for Ms. Tastad reflecting her business results for the North America business. The award for Ms. Tastad was also reflective of key contributions she made to the Company’s Diversity & Inclusion initiatives.

40 The Procter & Gamble Company

COMPENSATION DISCUSSION & ANALYSIS

PSP GOAL SETTING

In conjunction with deciding the amount and allocation of the NEOs’ long-term incentive opportunities for FY 2018-19, the C&LD Committee set the PSP Performance Factors listed below for the three-year performance period starting July 1, 2018 through June 30, 2021. Additionally, based on shareholder feedback, the C&LD Committee established a relative TSR multiplier at 75% for three-year TSR results in the bottom quartile of the consumer products competitive peer set, and 125% for results in the top quartile. The delivery of results against these factors will determine the ultimate payout for this portion of compensation.

PSP GOALS FOR PERFORMANCE PERIOD JULY 1, 2018–JUNE 30, 2021
Organic Sales Growth Percentile Rank in Peer Group (30% Weighting)[1]		Constant Currency Core Before-Tax Operating Profit Growth (20% Weighting)[2]		Core EPS Growth (30% Weighting)[3]		Adjusted Free Cash Flow Productivity (20% Weighting)[4]
% Growth	Payout Factor	% Growth	Payout Factor	% Growth	Payout Factor	%	Payout Factor

80th	200%	≥10.7	200%	≥11.3	200%	≥115	200%

70th	167%	9.0	167%	9.6	167%	107	167%

60th	133%	7.4	133%	8.0	133%	98	133%

Target 50th	100%	Target 5.7	100%	Target 6.3	100%	Target 90	100%

40th	67%	4.0	67%	4.6	67%	82	67%

30th	33%	2.4	33%	3.0	33%	73	33%

≤20th	0%	≤0.7	0%	≤1.3	0%	≤65	0%

1 Organic Sales Growth is a measure of sales growth excluding the impacts of acquisitions, divestitures, foreign exchange and (as appropriate) certain other items from year-over-year comparisons, and will be based on the 3-year compound annual growth rate within a peer group of directly competitive consumer product companies. See Exhibit A for a reconciliation of non-GAAP measures.

2 Constant Currency Core Before-Tax Operating Profit Growth is a measure of operating profit growth adjusted to exclude foreign exchange impacts and certain items that are not deemed to be part of the Company’s sustainable results, and will be based on the 3-year compound annual growth rate. See Exhibit A for a reconciliation of non-GAAP measures.

3 Core EPS Growth is a measure of the Company’s diluted net earnings per share growth, adjusted for certain items that are not deemed to be part of the Company’s sustainable results, and will be based on the 3-year compound annual growth rate. See Exhibit A for a reconciliation of non-GAAP measures.

4 Adjusted Free Cash Flow Productivity is the ratio of the 3-year sum of Operating Cash Flow excluding (as appropriate) certain impacts less the 3-year sum of Capital Expenditures to the 3-year sum of Net Earnings excluding (as appropriate) certain charges. See Exhibit A for a reconciliation of non-GAAP measures.

2019 Proxy Statement 41

COMPENSATION DISCUSSION & ANALYSIS

LOOKING BACK: REALIZED PAY FOR PSP PERFORMANCE PERIOD JULY 1, 2016–JUNE 30, 2019

In addition to setting the performance goals for the new PSP cycle, the C&LD Committee reviewed the results for the Performance Period (July 1, 2016 to June 30, 2019), which pays out at the end of FY 2018-19. The C&LD Committee reviewed these results against the goals established at the beginning of that Performance Period to determine the realized pay for each NEO. Note that the measures used in the FY 2016-19 program differ from those used in programs beginning with performance period July 1, 2018 to June 30, 2021 as follows: Organic Sales Growth is not a relative measure based on a percentile rank within a peer group, and the R-TSR modifier is not included.

PSP RESULTS FOR JULY 1, 2016–JUNE 30, 2019
Performance Factors	Target	Actual	Weight	Result

Organic Sales Growth[1]	2.8%	2.8%	30%	100%

Constant Currency Core Before-Tax Operating Profit Growth[2]	4.7%	5.0%	20%	110%

Core EPS Growth[3]	6.0%	7.2%	30%	140%

Adjusted Free Cash Flow Productivity[4]	90%	101%	20%	144%

PSP Payout (Average of Performance Factors)				123%

1 Organic Sales Growth is a measure of sales growth excluding the impacts of the India Goods and Services Tax implementation in fiscal 2018, the adoption of a new accounting standard on revenue recognition in fiscal 2019, acquisitions, divestitures, and foreign exchange from year-over-year comparisons.

2 Constant Currency Core Before-Tax Operating Profit Growth is the 3-year compound annual growth rate of Before-Tax Operating Profit, adjusted to exclude foreign exchange impacts, charges for certain European legal matters in fiscal 2016, the charges for Shave Care impairment in fiscal 2019 and incremental restructuring in all periods. See Exhibit A for a reconciliation of non-GAAP measures.

3 Core EPS Growth is the 3-year compound annual growth rate of the Company’s diluted net earnings per share from continuing operations, adjusted for charges for early extinguishment of debt in fiscal 2017 and 2018, the transitional impacts of the U.S. Tax Act in fiscal 2018, the gain on dissolution of the PGT Healthcare partnership, the charges for Shave Care impairment and anti-dilutive impacts in fiscal 2019 and incremental restructuring in all periods. See Exhibit A for a reconciliation of non-GAAP measures.

4 Adjusted Free Cash Flow Productivity is the ratio of the 3-year sum of Operating Cash Flow excluding certain divestiture impacts in fiscal 2017 and tax payments related to the transitional taxes from the U.S. Tax Act in fiscal 2019 less the 3-year sum of Capital Expenditures to the 3-year sum of the Net Earnings excluding the Shave Care impairment charges and the gain on the dissolution of the PGT Healthcare partnership in fiscal 2019, the transitional impact of the U.S. Tax Act in fiscal 2018, the losses on early extinguishment of debt in fiscal 2018 and 2017 and the gain on the sale of the Beauty Brands business in fiscal 2017. See Exhibit A for a reconciliation of non-GAAP measures.

Based on results delivered, the NEOs received PSP payouts at 123% of target, which resulted in the following PSU awards for each NEO.

REALIZED PAY FOR PERFORMANCE PERIOD JULY 1, 2016–JUNE 30, 2019

Named Executive Officer	Initial # of PSUs Granted Plus Dividend Equivalents	Market Value of Target Award @ $109.65/share	PSP Payout Factor	Final # of PSUs Awarded	Market Value of Final Award @ $109.65/share [1]

David Taylor	70,804	7,763,614	123%	87,089	9,549,309

Jon R. Moeller	31,934	3,501,545	123%	39,279	4,306,942

Mary Lynn Ferguson-McHugh	17,819	1,953,866	123%	21,918	2,403,309

Deborah P. Majoras	16,964	1,860,067	123%	20,866	2,287,957

Carolyn M. Tastad	16,226	1,779,181	123%	19,958	2,188,395

1 The value of PSUs at target and awarded was calculated by multiplying the number of PSUs and accumulated dividend equivalents by the Company stock price as of June 28, 2019. These PSUs will deliver in shares of Common Stock or RSUs (as elected by the participants) in August 2019. The market value of the final award does not include a final payment of dividend equivalents on the PSUs, which will take place on August 15, 2019, prior to delivery in shares.

42 The Procter & Gamble Company

COMPENSATION DISCUSSION & ANALYSIS

Special Equity Awards

On occasion, the C&LD Committee makes special equity grants in the form of RSUs to senior executives to encourage retention of the talent necessary to manage the Company successfully or to recognize superior performance. No special equity award was granted to any NEO in FY 2018-19.

Retirement Programs

The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan (“PST”) is the Company’s primary retirement program for U.S.-based employees. The PST is a qualified defined contribution plan providing retirement benefits for full-time U.S. employees, including the NEOs. Under the PST, the Company makes an annual contribution of cash, which is used to purchase Company stock that is credited to each participant’s PST account, upon which dividends are earned. The amount of the stock grant varies based upon individual salaries and years of service.

Some participants in the PST (including the NEOs) do not receive their full contributions due to federal tax limitations. As a result, they participate in the nonqualified PST Restoration Program. These individuals receive RSUs valued at an amount equal to the difference between the contribution made under the PST and what would have otherwise been contributed under the PST but for the tax limitations. Participants are vested in their PST accounts after five years of service, and similarly their PST Restoration RSUs become non-forfeitable after five years of service.

In addition, some individuals who would otherwise participate in the PST are ineligible due to their work locations. As a result, they participate in the nonqualified International Retirement Plan (“IRP”). These individuals receive RSUs valued at an amount equal to the contribution that would have otherwise been contributed under PST had they been eligible to participate in the PST. IRP RSUs also become non-forfeitable after five years of service.

The Supplemental Retirement Income (SRI) Program has been used on rare occasions when recruiting highly experienced new hires. Because the annual PST retirement benefit contribution is calculated based on years of service, SRI is designed to help the Company provide retirement benefits to the experienced new hire at a level similar to those who have spent their careers at the Company. Under the SRI Program, the

Company makes an annual retirement benefit contribution calculated as if the participant had an additional ten years of service in the PST. Participants receive this contribution in the form of RSUs. This contribution continues for 10 years, at which point the contribution is decreased until the combined PST and SRI awards do not exceed the maximum value for the PST in that year. Prior to joining the Company, Ms. Majoras was a highly experienced antitrust lawyer and the former Chair of the Federal Trade Commission. Placing her in the SRI Program so that her retirement benefits would be similar to those provided to career P&G employees helped the Company recruit Ms. Majoras and her essential set of skills and experiences.

The PST, the PST Restoration Program, the IRP, and the SRI Program have created ownership at all levels of the Company. These programs continue to serve the Company and its shareholders well by focusing employees on the long-term success of the business.

For non-U.S.-based employees, individual country plans provide retirement benefits. In addition, employees who work in multiple countries during their careers may also be eligible for supplemental benefits under the Global International Retirement Arrangement (“IRA”). Ms. Tastad participates in both a country plan for Canadian employees and the IRA.

Executive Benefits

The Company provides certain other limited benefits to senior executives to fulfill particular business purposes, which are primarily for convenience and personal security. No changes were made to executive benefits over the past year, and the Company continues to manage executive benefits as a very small percentage (less than 2%) of total compensation for the NEOs during FY 2018-19.

Benefits that safeguard senior executives, such as home security systems, secured workplace parking, and annual physical health examinations, are available to NEOs, as needed. While Company aircraft are generally only used for Company business, for security reasons the CEO is required by the Board to use Company aircraft for all air travel, including personal travel. To increase executive efficiency, in limited circumstances, NEOs may travel to outside board meetings on Company aircraft. In addition, if a Company aircraft flight is already scheduled for business purposes and can accommodate additional passengers, NEOs and their spouses/guests may join these flights for personal travel. To the extent any

2019 Proxy Statement 43

COMPENSATION DISCUSSION & ANALYSIS

travel on Company aircraft (e.g. personal/spouse/guest travel) results in imputed income to an NEO, the NEO is responsible for paying the taxes on that income, and the Company does not provide separate gross-up payments based on the NEO’s personal income tax due. We also reimburse NEOs for the cost of some tax preparation and financial counseling to keep NEOs’ attention focused on Company business, and to support accurate personal tax reporting. To remain competitive and retain our top executives, we offer executive group whole life insurance coverage (equal to annual salary rate plus STAR target up to $5,000,000). Also, to further increase executive efficiency, we provide limited local transportation within Cincinnati. The C&LD Committee periodically reviews these arrangements as needed to ensure they meet business needs and remain in line with market practices.

Employment Contracts

The C&LD Committee believes employment contracts for executives are not necessary because our executives have developed a focus on the Company’s long-term success. Moreover, the C&LD Committee does not provide special executive severance payments, such as golden parachutes, to its executives. In the event the Company encourages an NEO, or any other U.S. employee, to terminate employment with the Company (but not for cause), that individual may receive a separation allowance of up to one year’s annual salary, calculated based on years of service.

Other Key Compensation Program Features

This additional information may assist the reader in better understanding the Company’s compensation practices and principles.

Engagement of Independent Advisor

The C&LD Committee renewed its agreement with Frederic W. Cook & Co., to advise on various compensation matters, including Peer Group identification, competitive practices and trends, specific program design, and actions with respect to NEO and principal officer compensation. Prior to the renewal, the C&LD Committee evaluated the independence of Frederic W. Cook & Co., taking into account any relationships with the Company’s directors, officers, and employees in accordance with NYSE listing standards. Based on this evaluation, the C&LD Committee concluded that Frederic W. Cook & Co. is an independent advisor. Under the terms of its agreement with the C&LD Committee, Frederic W. Cook & Co. is prohibited from conducting any other business for the Company or its management, and the C&LD Committee has direct responsibility for oversight and compensation of the work performed by Frederic W. Cook & Co. The C&LD Committee generally meets with its independent compensation consultant in an Executive Session at regularly scheduled C&LD Committee meetings.

Company management uses a separate compensation consultant, Meridian Compensation Partners, LLC, to provide compensation advice, competitive survey analysis, and other benchmark information related to trends and competitive practices in executive compensation.

Tax Gross-Ups

Generally, the Company does not increase payments to any employees, including NEOs, to cover non-business-related personal income taxes. However, certain expatriate allowances, relocation reimbursements, and tax equalization payments are made to employees assigned to work outside their home countries, and the Company will cover the personal income taxes due on these items in accordance with expatriate policy because there is a business purpose to their relocations. In addition, from time to time, the Company may be required to pay personal income taxes for certain separating executives hired through acquisitions in conjunction with pre-existing contractual obligations.

Governing Plans, Timing, Pricing, and Vesting of Stock-Based Grants

All grants of stock options, PSUs, and/or RSUs made to employees and non-employee Directors after October 14, 2014, are made under The Procter & Gamble 2014 Stock and Incentive Compensation Plan (as amended) (“2014 Plan”). The 2014 Plan was approved by Company shareholders at the 2014 annual shareholder meeting. Previous outstanding grants were made under The Procter & Gamble 1992 Stock and Incentive Compensation Plan (as amended) (“1992 Plan”), The Procter & Gamble 2001 Stock and Incentive Compensation Plan (as amended) (“2001 Plan”), The Procter & Gamble 2003 Non-Employee Directors’ Plan (“2003 Plan”), and The Procter & Gamble 2009 Stock and Incentive Compensation Plan (as amended) (“2009 Plan”).

44 The Procter & Gamble Company

COMPENSATION DISCUSSION & ANALYSIS

The 2014 Plan contains a vesting provision commonly known as a “double trigger,” which limits accelerated vesting in the event of a change in control. Time-based awards assumed as part of a change in control would only vest for involuntary terminations of employment for reasons other than cause and for terminations of employment for good reason. Performance awards not assumed as part of a change in control would be paid at the target level.

With the exception of any special equity awards discussed on page 43 of this proxy statement, the Company grants stock, PSUs, RSUs, and stock options on dates that are consistent from year to year. If the C&LD Committee changes a grant date, it is done in advance and only after careful review and discussion. The pre-established grant dates for the programs are as follows: PST Restoration and IRP, first Thursday in August; STAR, last business day on or before September 15; and PSP and LTIP Grants, last business day of February (and, if necessary for corrections, on the last business day on or before May 9).

The Company has never re-priced stock options and is not permitted to do so without prior shareholder approval. The Company does not backdate stock options. We use the closing price of the Common Stock on the date of grant to determine the grant price for executive compensation awards. However, because the PST uses the value of shares based on the average price of common stock for the last five days in June, the grants of RSUs made under the PST Restoration Program, IRP, and SRI follow this same grant price practice.

Mitigation of Excessive Risk-Taking

RECOUPMENT & CLAWBACK

The C&LD Committee’s Senior Executive Officer Recoupment Policy permits the C&LD Committee to recoup or “clawback” certain STAR or long-term incentive program payments made to executives in the event of a significant restatement of financial results for any reason. This authority is in addition to the C&LD Committee’s authority under the 2014 Plan and prior plans to suspend or terminate any outstanding equity if the C&LD Committee determines that the participant violated certain plan provisions. Moreover, the 2014 Plan and 2009 Plan each have a clawback provision that allows the Company or the C&LD Committee to recover certain proceeds from option exercises or delivery of shares if the participant violates certain plan provisions such as taking actions that are significantly contrary to the best interests of the Company, including actions that cause harm to the Company’s reputation, stability, or goodwill.

PROHIBITION OF USE OF COMPANY STOCK IN DERIVATIVE TRANSACTIONS

The Company’s Global Insider Trading Policy prohibits NEOs from engaging in derivative transactions involving Company stock, including pledging, collars, short sales, hedging investments, and other derivative transactions. Purchases and sales of Company stock by NEOs can only be made during the one-month period following a public earnings announcement or, if outside these window periods, with express permission from the Company’s Legal Division or in accordance with a previously established trading plan that meets SEC requirements.

Deferred Compensation Plan

The Procter & Gamble Company Executive Deferred Compensation Plan (“EDCP”) allows executives to defer receipt of up to 100% of their STAR awards and up to 75% of their annual salary. Executives may also elect to convert a portion of their PST Restoration RSUs into notional cash with investment choices that mirror those available to all U.S. employees who participate in the Company’s 401(k) plan. No above-market or preferential interest is credited on deferred compensation, as those terms are defined by the SEC.

Tax Treatment of Certain Compensation

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to certain NEOs to $1,000,000 per year. Prior to the passage of the Tax Cut and Jobs Act of 2017 (“TCJA”), the limitation did not apply to certain performance-based compensation. Stock options awarded under LTIP, as well as awards granted under the STAR and PSP programs, were intended to satisfy the performance-based requirements for deductible compensation pursuant to Section 162(m). The C&LD Committee, however, reserved the discretion to authorize payment of compensation that might not be deductible if it believed the payment of such compensation was in the best interests of the Company and its shareholders.

The TCJA repealed the performance-based compensation exemption, effective for taxable years

2019 Proxy Statement 45

COMPENSATION DISCUSSION & ANALYSIS

beginning January 1, 2018, and expanded the definition of covered employees whose compensation is subject to the annual $1 million deduction limitation to cover compensation paid to the CFO plus any individual who has previously been a covered employee, even if the individual no longer holds the position. The law provides limited transition relief for certain employment arrangements in place as of November 2, 2017. Due to the uncertainty of the application of Section 162(m) as a result of the TCJA, there is no assurance that historical compensation intended to satisfy the performance-based requirements for exemption will be deductible in future years. New compensation awarded to NEOs in excess of $1 million starting in 2018 and later will generally no longer be deductible even if performance-based.

Although this tax deduction is no longer available, the C&LD Committee intends to continue to use performance metrics in compensation because it believes aligning NEO incentives with Company performance is essential to creating long-term value for our shareholders.

Executive Compensation Changes for FY 2019-20

At its June 11, 2019, meeting, the C&LD Committee updated the pay structure for the principal officers to align with the new organization structure effective July 1, 2019. Based on the expanded scope of Mr. Moeller’s role, which now includes additional responsibility as Chief Operating Officer, he received a salary increase of 9.5% taking his annual salary to $1,150,000, and an increase in STAR target from 130% to 140%, both effective July 1, 2019. Mary Lynn Ferguson-McHugh received a 3.4% increase in salary to $910,000 effective July 1, 2019, reflecting market movement and performance managing her businesses.

At the August 13, 2019, meeting, the Committee agreed to review principal officer salary decisions annually in the August meeting, effective with the 2019-20 fiscal year. Future salary adjustments will be made effective September 1 of each respective year. This change better aligns fiscal year-end business results with the compensation decisions for the executive officers. In this review, Ms. Majoras received a 2.2% salary increase, moving her salary to $910,000 effective September 1, 2019. Ms. Tastad received an increase of 5.3%, resulting in a salary of $800,000 effective September 1, 2019.

46 The Procter & Gamble Company

EXECUTIVE COMPENSATION

Executive Compensation

The following tables, footnotes, and narratives provide information regarding the compensation, benefits, and equity holdings in the Company for the NEOs.

Summary Compensation

The following table and footnotes provide information regarding the compensation of the NEOs, for the fiscal years shown.

FY 2018–19 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus[1] ($)	Stock Awards[2] ($)	Option Awards[3] ($)	Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings[4] ($)	All Other Compen- sation[5] ($)	Total ($)
David Taylor
Chairman of the	2018–19	1,650,000	5,409,400	9,768,118	3,251,263	0	0	420,031	20,498,812
Board, President	2017–18	1,600,000	2,736,000	9,642,358	3,125,011	0	0	250,887	17,354,256
and Chief Executive Officer	2016–17	1,600,000	4,080,384	9,226,929	3,000,001	0	0	188,863	18,096,177
Jon R. Moeller	2018–19	1,050,000	2,171,715	3,911,517	2,258,157	0	0	85,939	9,477,328
Vice Chairman and	2017–18	1,000,000	1,111,500	3,637,453	2,100,126	0	0	110,277	7,959,356
Chief Financial Officer	2016–17	950,000	1,453,637	3,520,417	2,029,563	0	0	75,184	8,028,801
Mary Lynn
Ferguson-McHugh
Group President—	2018–19	877,500	1,543,300	2,429,675	770,875	0	0	75,741	5,697,091
Global Family Care and P&G Ventures	2017–18 2016–17	847,500 817,500	698,062 1,409,974	2,550,837 2,370,115	813,390 755,001	0 0	0 0	67,867 80,329	4,977,656 5,432,919
Deborah P. Majoras
Chief Legal Officer and Secretary	2018–19	872,500	1,557,589	2,207,352	700,065	0	0	90,516	5,428,022
Carolyn M. Tastad
Group President—	2018–19	736,667	1,400,680	2,734,909	378,345	0	657,000	80,954	5,988,555
North America Selling and Market Operations

1 For FY 2018-19, Bonus reflects FY 2018-19 STAR awards that will be paid on September 13, 2019. Each NEO who participated in STAR could elect to take his or her STAR award in cash, deferred compensation, or stock options. For FY 2018-19, Mr. Taylor chose to take his STAR award as 25% stock options, 70% cash, and 5% deferred compensation. Ms. Tastad chose to take her award as stock options. Ms. Ferguson-McHugh, Ms. Majoras, and Mr. Moeller took their awards in cash.

2 For FY 2018-19, Stock Awards include the grant date fair value of any PST Restoration Program and Supplemental Retirement Income Program awards and the PSUs granted in February 2019 under the PSP. It also includes the grant date fair value of RSUs granted in February 2019 under the LTIP Stock Grant. The amount shown is determined in accordance with FASB ASC Topic 718. For more information regarding these awards, including retention and vesting requirements and applicable performance measures, see pages 37-42 of the Compensation Discussion & Analysis.

3 Option Awards for FY 2018-19 include the grant date fair value of each LTIP Stock Grant, determined in accordance with FASB ASC Topic 718.

2019 Proxy Statement 47

EXECUTIVE COMPENSATION

We utilize an industry standard lattice-based valuation model to calculate the fair value for stock options granted. Assumptions utilized in the model, which are evaluated and revised to reflect market conditions and experience, were as follows:

Years ended June 30:	2019	2018	2017
Interest rate	2.5–2.7%	1.9–2.9%	0.8–2.6%
Weighted average interest rate	2.6%	2.8%	2.6%
Dividend yield	3.0%	3.1%	3.2%
Expected volatility	17%	18%	15%
Expected life in years	9.2	9.2	9.6

Lattice-based option valuation models incorporate ranges of assumptions for inputs and those ranges are disclosed in the preceding table. Expected volatility is based on a combination of historical volatility of our stock and implied volatilities of call options on our stock. We use historical data to estimate option exercise and employee termination patterns within the valuation model. The expected life of options granted is derived from the output of the option valuation model and represents the average period of time that options granted are expected to be outstanding. The interest rate for periods within the contractual life of the options is based on the U.S. Treasury yield curve in effect at the time of grant. For information on the valuation assumptions with respect to grants made in prior fiscal years, please see the corresponding note to the Consolidated Financial Statements contained in the Company’s Annual Report for the respective fiscal year. For more information regarding these awards, including retention and vesting requirements and applicable performance measures, see page 39 of the Compensation Discussion & Analysis.

4 This column reflects aggregate changes in the actuarial present value of Ms. Tastad’s pension benefits under The Procter & Gamble Company Global IRA and The Procter & Gamble Company Canada Plan. None of the other NEOs has a pension plan. None of the NEOs had above-market earnings on deferred compensation.

5 Please see the table below for information on the numbers that comprise the All Other Compensation column.

ALL OTHER COMPENSATION

Name and Principal Position	Year	Retirement Plan Contributions[i] ($)	Executive Group Life Insuranceii ($)	Flexible Compensation Program Contributionsiii ($)	Expatriate, Relocation and Tax Equalization Paymentsiv ($)	Executive Benefits[v] ($)	Totalvi ($)
David Taylor
Chairman of the	2018–19	55,555	13,776	5,450	0	345,250	420,031
Board, President	2017–18	54,157	9,384	5,350	0	181,996	250,887
and Chief Executive Officer	2016–17	52,648	5,177	5,300	0	125,738	188,863
Jon R. Moeller	2018–19	55,555	9,314	5,450	0	15,620	85,939
Vice Chairman and	2017–18	54,157	7,710	5,350	0	43,060	110,277
Chief Financial Officer	2016–17	52,648	6,281	5,300	0	10,955	75,184
Mary Lynn
Ferguson-McHugh
Group President—	2018–19	55,555	4,507	5,450	0	10,229	75,741
Global Family Care and P&G Ventures	2017–18 2016–17	54,157 52,648	3,025 1,741	5,350 5,300	0 1,187	5,335 19,453	67,867 80,329
Deborah P. Majoras
Chief Legal Officer and Secretary	2018–19	79,750	7,353	3,413	0	0	90,516
Carolyn M. Tastad
Group President— North America Selling and Market Operations	2018–19	55,555	7,759	5,450	0	12,190	80,954

i Amounts contributed by the Company pursuant to the PST, a qualified defined contribution plan providing retirement benefits for U.S.-based employees. NEOs also receive contributions in the form of RSU grants pursuant to the PST Restoration

48 The Procter & Gamble Company

EXECUTIVE COMPENSATION

Program, a nonqualified defined contribution plan. Ms. Majoras also received retirement benefit contributions in the form of RSU grants pursuant to the Supplemental Retirement Income Program, a nonqualified defined contribution plan. These RSU awards are included in the Stock Awards column of the Summary Compensation Table.

ii Under the Executive Group Life Insurance Program (“EGLIP”), the Company offers key executives who have substantially contributed to the success and development of the business, and upon whom the future of the Company chiefly depends, life insurance coverage equal to salary plus their STAR target up to a maximum of $5,000,000. These policies are owned by the Company. Because premium payments are returned to the Company when the benefit is paid out, we believe the annual premiums paid by the Company overstate the Company’s true cost of providing this life insurance benefit. Accordingly, the amounts shown in the table are an average based on Internal Revenue Service tables used to value the term cost of such coverage for calendar year 2018 and calendar year 2019, which reflect what it would cost the executive to obtain the same coverage in a term life insurance policy. The average of the two calendar years was used because fiscal year data is not available. The average of the dollar value of the premiums actually paid by the Company in calendar years 2018 and 2019 under these policies were as follows: Mr. Taylor, $73,786, Mr. Moeller, $83,145, Ms. Ferguson-McHugh, $79,542, Ms. Majoras, $59,931, and Ms. Tastad, $67,842 . This program is in addition to any other Company-provided group life insurance in which an NEO may enroll that is also available to all employees on the same basis.

iii Flexible Compensation Program Contributions are given in the form of credits to pay for coverage in a number of benefit plans including, but not limited to, medical insurance and additional life insurance. Employees may also receive unused credits as cash. Credits are earned based on PST years of service.

iv The Company provides assistance to certain employees, including NEOs, related to expenses incurred in connection with expatriate assignments and Company-required relocations. The Company did not pay any such assistance to the NEOs in FY 2018-19.

v In addition, all NEOs are entitled to the following personal benefits: financial counseling (including tax preparation), an annual physical examination, occasional use of a Company car, secure workplace parking, and home security and monitoring. The costs associated with Mr. Taylor’s use of a Company car were $23,228. The costs associated with home security and monitoring for Mr. Taylor were $54,384. While Company aircraft is generally used for Company business only, the CEO is required to use Company aircraft for all air travel, including travel to outside board meetings and personal travel, pursuant to the Company’s executive security program established by the Board of Directors. While traveling on Company aircraft, the CEO and Chairman of the Board may bring a limited number of guests (spouse, family member, or similar guest) to accompany him. The aggregate incremental aircraft usage costs associated with Mr. Taylor’s personal use of the Company aircraft during FY 2018-19 were $261,820. Mr. Moeller, Ms. Ferguson-McHugh, Ms. Majoras, and Ms. Tastad are permitted to use the Company aircraft for travel to outside board meetings and, if the Company aircraft is already scheduled for business purposes and can accommodate additional passengers, may use it for personal travel and guest accompaniment. The aggregate incremental aircraft usage costs associated with Mr. Moeller’s personal use of the Company aircraft were $5,320 and for Ms. Tastad were $2,040. None of the other NEOs used the Company aircraft for these purposes in FY 2018-19. The incremental costs to the Company for these benefits, other than use of Company aircraft, are the actual costs or charges incurred by the Company for the benefits. The incremental cost to the Company for use of the Company aircraft is calculated by using an hourly rate for each flight hour. The hourly rate is based on the variable operational costs of each flight, including fuel, maintenance, flight crew travel expense, catering, communications and fees, including flight planning, ground handling and landing permits. For any flights that involved mixed personal and business usage, any personal usage hours that exceed the business usage are utilized to determine the incremental cost to the Company.

vi This total does not reflect a charitable donation of $10,000 made by the Company to the Children’s Safe Drinking Water Program on behalf of the Company’s Global Leadership Council, of which each NEO is a member. This donation was funded from general corporate assets, and the NEOs derived no financial benefits from this donation because this charitable deduction accrues solely to the Company.

2019 Proxy Statement 49

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards

The following table and footnotes provide information regarding grants of equity under Company plans made to the NEOs during FY 2018-19.

GRANTS OF PLAN-BASED AWARDS

Name/Plan	Grant Date[1]	Compensation & Leadership Development Committee Action Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards[2] ($ per share)	Grant Date Fair Value of Stock and Option Awards[3] ($)
			Threshold (#)	Target (#)	Maximum (#)

David Taylor

LTIP Options[4]	02/28/2019	02/12/2019					230,586	98.55	3,251,263

LTIP RSUs[5]	02/28/2019	02/12/2019				31,698			3,123,838

PSUs[6]	02/28/2019	02/12/2019	0	55,716	111,432				6,375,025

PST Restoration RSUs[7]	08/02/2018	06/12/2018				3,457			269,255

STAR Stock Options[8]	09/14/2018	08/14/2018					143,748	83.61	1,641,602

Jon R. Moeller

LTIP Options[4]	02/28/2019	02/12/2019					160,153	98.55	2,258,157

LTIP RSUs[5]	02/28/2019	02/12/2019				7,638			752,725

PSUs[6]	02/28/2019	02/12/2019	0	26,315	52,630				3,010,962

PST Restoration RSUs[7]	08/02/2018	06/12/2018				1,898			147,830

Mary Lynn Ferguson-McHugh

LTIP Options[4]	02/28/2019	02/12/2019					54,672	98.55	770,875

LTIP RSUs[5]	02/28/2019	02/12/2019				7,823			770,957

PSUs[6]	02/28/2019	02/12/2019	0	13,475	26,950				1,541,810

PST Restoration RSUs[7]	08/02/2018	06/12/2018				1,501			116,908

Deborah P. Majoras

LTIP Options[4]	02/28/2019	02/12/2019					49,650	98.55	700,065

LTIP RSUs[5]	02/28/2019	02/12/2019				7,104			700,099

PSUs[6]	02/28/2019	02/12/2019	0	12,237	24,474				1,400,158

SRI RSUs[9]	08/02/2018	06/12/2018				623			48,524

PST Restoration RSUs[7]	08/02/2018	06/12/2018				752			58,571

Carolyn M. Tastad

LTIP Options[4]	02/28/2019	02/12/2019					26,833	98.55	378,345

LTIP RSUs[5]	02/28/2019	02/12/2019				11,518			1,135,099

PSUs[6]	02/28/2019	02/12/2019	0	13,227	26,454				1,513,433

PST Restoration RSUs[7]	08/02/2018	06/12/2018				1,109			86,377

STAR Stock Options[8]	09/14/2018	08/14/2018					48,232	83.61	550,809

1 Grant dates for equity awards are consistent from year to year, as described on page 45 of this proxy statement.

2 The options granted were awarded using the closing price of the Company stock on the date of the grant.

3 This column reflects the grant date fair value of each award computed in accordance with FASB ASC Topic 718. For stock awards, the actual amount paid will be based on the stock price on the delivery date. For options, the actual amount paid will be determined by multiplying the number of shares acquired by the difference between the market price of the Company’s common stock upon exercise and the grant price of the options.

4 These options are forfeitable until the later of retirement eligibility or June 30th after the grant date, and will become exercisable on February 28, 2022, and expire on February 28, 2029.

50 The Procter & Gamble Company

EXECUTIVE COMPENSATION

5 These units are forfeitable until the later of retirement eligibility or June 30th after the grant date, and will deliver in shares on February 28, 2022. These units accumulate dividend equivalents at the same rate as dividends paid on common stock.

6 For awards granted under the Performance Stock Program, see page 41 of the Compensation Discussion & Analysis for applicable performance measures. These units are forfeitable until the later of retirement eligibility or June 30th after the grant date, and will deliver in shares in August 2021 unless elected otherwise by the NEO, subject to applicable tax rules and regulations. These units accumulate dividend equivalents at the same rate as dividends paid on common stock.

7 For awards granted under the PST Restoration Program, dividend equivalents are earned at the same rate as dividends paid on common stock. These units will deliver in shares one year following retirement unless elected otherwise by the NEO, subject to applicable tax rules and regulations.

8 These options are nonforfeitable, and will become exercisable on September 15, 2021, and expire on September 15, 2028.

9 For awards granted under the SRI Program, dividend equivalents are earned at the same rate as dividends paid on common stock. These units will deliver in shares one year following retirement unless elected otherwise by the NEO, subject to applicable tax rules and regulations.

2019 Proxy Statement 51

EXECUTIVE COMPENSATION

Outstanding Equity at Fiscal Year End

The following table and footnotes provide information regarding unexercised stock options and stock awards that have not yet vested as of the end of FY 2018-19.

OUTSTANDING EQUITY AT FISCAL YEAR-END
		Option Awards				Stock Awards
Name/Plan	Grant Date	Number of Securities Underlying Unexercised Options Exercisable[1] (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested[2] (#)	Market Value of Shares or Units of Stock that Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested[2] (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights that Have Not Vested[3] ($)
David Taylor
Key Manager	02/28/2013	108,297		76.1800	02/28/2023
STAR	09/13/2013	74,520		79.0500	09/13/2023
Key Manager	02/28/2014	116,960		78.6600	02/28/2024
STAR	09/15/2014	65,054		83.8700	09/15/2024
Key Manager	02/27/2015	176,202		85.1300	02/27/2025
STAR	09/15/2015	68,275		69.4500	09/15/2025
Key Manager	02/29/2016	205,095		80.2900	02/27/2026
STAR	09/15/2016		126,874	88.0600	09/15/2026
LTIP	02/28/2017		280,899	91.0700	02/26/2027
STAR	09/15/2017		315,392	93.2700	09/15/2027
LTIP	02/28/2018		252,017	78.5200	02/28/2028
PSP	02/28/2018							82,881	9,088,011
STAR	09/14/2018		143,748	83.6100	09/14/2028
LTIP	02/28/2019		230,586	98.5500	02/28/2029
PSP	02/28/2019							56,107	6,152,242
Jon R. Moeller
Key Manager	02/29/2012	122,187		67.5200	02/28/2022
Key Manager	02/28/2013	127,987		76.1800	02/28/2023
Key Manager	02/28/2014	130,626		78.6600	02/28/2024
Key Manager	02/27/2015	132,151		85.1300	02/27/2025
Key Manager	02/29/2016	150,393		80.2900	02/27/2026
LTIP	02/28/2017		190,034	91.0700	02/26/2027
LTIP	02/28/2018		169,365	78.5200	02/28/2028
PSP	02/28/2018							37,133	4,071,633
LTIP	02/28/2019		160,153	98.5500	02/28/2029
PSP	02/28/2019							26,500	2,905,725
Mary Lynn Ferguson-McHugh
Key Manager	02/29/2012	37,027		67.5200	02/28/2022
Key Manager	02/28/2013	39,381		76.1800	02/28/2023
Key Manager	02/28/2014	49,899		78.6600	02/28/2024
Special Award	11/03/2014					5,723	627,527
Key Manager	02/27/2015	48,162		85.1300	02/27/2025
Key Manager	02/29/2016	54,802		80.2900	02/27/2026
LTIP	02/28/2017		70,693	91.0700	02/26/2027
LTIP	02/28/2018		65,596	78.5200	02/28/2028
PSP	02/28/2018							21,573	2,365,479
LTIP	02/28/2019		54,672	98.5500	02/28/2029
PSP	02/28/2019							13,570	1,487,951

52 The Procter & Gamble Company

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AT FISCAL YEAR-END
		Option Awards				Stock Awards
Name/Plan	Grant Date	Number of Securities Underlying Unexercised Options Exercisable[1] (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested[2] (#)	Market Value of Shares or Units of Stock that Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested[2] (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights that Have Not Vested[3] ($)
Deborah P. Majoras
Key Manager	02/29/2012	88,863		67.5200	02/28/2022
Key Manager	02/28/2013	95,170		76.1800	02/28/2023
Key Manager	02/28/2014	45,131		78.6600	02/28/2024
STAR	09/15/2014	20,964		83.8700	09/15/2024
Key Manager	02/27/2015	50,218		85.1300	02/27/2025
STAR	09/15/2015	24,075		69.4500	09/15/2025
Key Manager	02/29/2016	55,113		80.2900	02/27/2026
STAR	09/15/2016		26,736	88.0600	09/15/2026
LTIP	02/28/2017		67,299	91.0700	02/26/2027
STAR	09/15/2017		56,241	93.2700	09/15/2027
LTIP	02/28/2018		58,500	78.5200	02/28/2028
PSP	02/28/2018							19,239	2,109,666
LTIP	02/28/2019		49,650	98.5500	02/28/2029
PSP	02/28/2019							12,323	1,351,217
Carloyn M. Tastad
STAR	09/13/2013	8,145		79.0500	09/13/2023
Key Manager	02/28/2014	29,240		78.6600	02/28/2024
STAR	09/15/2014	21,496		83.8700	09/15/2024
STAR	09/15/2015	30,371		69.4500	09/15/2025
STAR	09/15/2016		37,698	88.0600	09/15/2026
LTIP	02/28/2017		96,559	91.0700	02/26/2027
STAR	09/15/2017		71,929	93.2700	09/15/2027
LTIP	02/28/2018		88,106	78.5200	02/28/2028
PSP	02/28/2018							19,317	2,118,219
STAR	09/14/2018		48,232	83.6100	09/14/2028
LTIP	02/28/2019		26,833	98.5500	02/28/2029
PSP	02/28/2019							13,320	1,460,538

2019 Proxy Statement 53

EXECUTIVE COMPENSATION

1 The following provides details regarding the vesting date for each of the option grants included in the table. The Vest Date indicates the date the options become exercisable.

Option Awards

Grant Date	Vest Date	Grant Date	Vest Date
02/29/2012	02/28/2015	02/29/2016	02/28/2019
09/14/2012	09/14/2015	09/15/2016	09/15/2019
02/28/2013	02/28/2016	02/28/2017	02/28/2020
09/13/2013	09/13/2016	09/15/2017	09/15/2020
02/28/2014	02/28/2017	02/28/2018	02/26/2021
09/15/2014	09/15/2017	09/14/2018	09/14/2021
02/27/2015	02/27/2018	02/28/2019	02/28/2022
09/15/2015	09/15/2018

2 The following provides details regarding the vesting date for RSU and PSU holdings included in the table. The Vest Date for RSUs indicates the date such units become nonforfeitable. The Vest Date for PSUs indicates the date the award is earned. The PSU awards are delivered in shares in August following the date the award is earned after the board certifies payout results.

Stock Awards

Award Type	Grant Date	Vest Date
PSP PSUs	02/28/2018	06/30/2020
PSP PSUs	02/28/2019	06/30/2021
Special Equity RSUs	11/03/2014	50% 10/14/2017, 50% 10/14/2019

3 The Market Value of PSUs or RSUs that have not vested was determined by multiplying the closing market price of Company stock on June 28, 2019 ($109.65) by the number of PSUs or RSUs, respectively.

54 The Procter & Gamble Company

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested

The following table and footnotes provide information regarding stock option exercises and stock vesting during FY 2018-19 for the NEOs.

OPTION EXERCISES AND STOCK VESTED
	Option Awards			Stock Awards

Name/Plan	Option Grant Date	Number of Shares Acquired on Exercise[1] (#)	Value Realized on Exercise[2] ($)	Stock Award Grant Date	Number of Shares Acquired on Vesting[3] (#)	Value Realized on Vesting[4] ($)
David Taylor[5]
Key Manager	02/26/2010	33,113	931,121
Key Manager	02/28/2011	98,335	2,918,906
STAR	09/15/2011	16,338	520,215
Key Manager	02/29/2012	103,673	3,733,528
STAR	09/14/2012	43,045	1,647,355
PSP 2016-2019				02/28/2017	87,089	9,549,309
PST Restoration				08/02/2018	3,457	269,255
LTIP				02/28/2019	31,920	3,500,082
Jon R. Moeller[6]
Key Manager	02/26/2010	82,965	2,372,451
Key Manager	02/28/2011	107,058	3,086,033
Special Award				08/13/2013	6,123	498,117
Key Manager				02/28/2014	8,709	858,460
Key Manager				02/27/2015	8,811	962,470
Key Manager				02/29/2016	10,027	1,095,299
LTIP				02/28/2017	7,984	872,103
PSP 2016-2019				02/28/2017	39,279	4,306,942
LTIP				02/28/2018	9,284	1,014,110
PST Restoration				08/02/2018	1,898	147,830
LTIP				02/28/2019	7,692	843,385
Mary Lynn Ferguson-McHugh[7]
Key Manager	02/26/2010	55,310	1,563,630
Key Manager	02/28/2011	67,407	2,501,986
PSP 2016-2019				02/28/2017	21,918	2,403,309
PST Restoration				08/02/2018	1,501	116,908
LTIP				02/28/2019	7,878	863,813
Deborah P. Majoras[8]
Key Manager	02/28/2011	71,372	2,023,361
Special Award				08/13/2013	6,123	498,107
Key Manager				02/28/2014	9,027	734,662
Key Manager				02/27/2015	10,044	817,431
Key Manager				02/29/2016	11,023	897,107
LTIP				02/28/2017	8,471	689,427
PSP 2016-2019				02/28/2017	20,866	2,287,957
LTIP				02/28/2018	9,607	781,895
SRI Program				08/02/2018	623	48,524
PST Restoration				08/02/2018	752	58,571
LTIP				02/28/2019	7,154	784,421

2019 Proxy Statement 55

EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED
	Option Awards			Stock Awards

Name/Plan	Option Grant Date	Number of Shares Acquired on Exercise[1] (#)	Value Realized on Exercise[2] ($)	Stock Award Grant Date	Number of Shares Acquired on Vesting[3] (#)	Value Realized on Vesting[4] ($)
Carolyn M. Tastad[9]
STAR	09/15/2008	11,755	97,013
Key Manager	02/27/2009	16,515	542,187
STAR	09/15/2009	3,246	123,512
Key Manager	02/26/2010	12,603	373,363
Key Manager	02/28/2011	13,888	411,982
Key Manager	02/29/2012	16,701	643,991
STAR	09/14/2012	8,944	330,212
PSP 2016-2019				02/28/2017	19,958	2,188,395
PST Restoration				08/02/2018	1,109	86,377
LTIP				02/28/2019	11,599	1,271,814

1 The Number of Shares Acquired on Exercise is the gross number of shares acquired.

2 The Value Realized on Exercise was determined by multiplying the number of shares acquired by the difference between the market price of the Company’s common stock upon exercise and the grant price of the options.

3 Numbers of Shares Acquired on Vesting is the gross number of shares acquired. Please see footnote 2 in the Outstanding Equity at Fiscal Year-End Table for the definition of vesting for Stock Awards.

4 Value Realized on Vesting was determined by multiplying the number of shares acquired by the actual market price obtained or, in the absence of a broker transaction, value was determined by the average of the high and low price on the vesting date. The value of PSUs was determined by multiplying the closing market price of Company stock on June 28, 2019 ($109.56) by the number of PSUs. The market value of the PSUs does not included a final payment of dividend equivalents on the PSUs, which will take place on August 15, 2019, prior to delivery in shares.

5 Mr. Taylor’s February 2019 LTIP RSU Grant vested June 30, 2019 because he is retirement eligible.

6 Mr. Moeller’s February 2019 LTIP RSU Grant vested June 30, 2019 because he is retirement eligible. His 2015 and 2016 Key Manager RSU Grants, and his 2017 and 2018 LTIP RSU Grants vested on June 11, 2019 because he became retirement eligible on that day.

7 Ms. Ferguson-McHugh’s February 2019 LTIP RSU Grant vested June 30, 2019 because she is retirement eligible.

8 Ms. Majoras’ February 2019 LTIP RSU Grant vested June 30, 2019 because she is retirement eligible. Her 2014, 2015, and 2016 Key Manager RSU Grants, and her 2017 and 2018 LTIP RSU Grants vested on August 10, 2018 because she became retirement eligible on that day.

9 Ms. Tastad’s February 2019 LTIP RSU Grant vested June 30, 2019 because she is retirement eligible.

Pension Benefits

The following table and footnotes provide information regarding the Company’s pension plans for Ms. Tastad as of the end of FY 2018-19. None of the other NEOs had any such arrangements with the Company.

PENSION BENEFITS

Name	Plan Name	Number of Years of Credited Service[1]	Present Value of Accumulated Benefit[2] ($)	Payments During Last Fiscal Year ($)
Carolyn M. Tastad	The Procter & Gamble Company Global IRA	16 years, 2 months	3,071,000
	The Procter & Gamble Company Canada Plan	11 years, 5 months	347,000

1 Numbers in this column are computed as of the same pension plan measurement date used for financial statement reporting purposes for the Company’s audited financial statements as found in Note 8 to the Consolidated Financial Statements contained in the Company’s 2019 Annual Report on Form 10-K.

56 The Procter & Gamble Company

EXECUTIVE COMPENSATION

2 The following provides the assumptions used in each plan to calculate present value under SEC rules. The actual calculation of Ms. Tastad’s benefit at the time of her retirement may vary according to the terms of the Global IRA and Canada Plan at the time:

Assumptions	Global IRA	Canada Plan
Retirement Age	60	60 (unreduced retirement age)
Discount Rate	3.41%	2.97%
Salary Increase Rate	4.75%	N/A
Social Security Increase Rate	2.80% (Canada)	N/A
Pension Increase Rate	N/A	0.50%
Pre-Retirement Decrements	None	None
Post-Retirement Mortality Table	RP 2014 using MP 2018 Projection Scale	2014 Private Sector Canadian Pensioner’s Mortality Table, projected generationally using improvement scale MI-2017

The following exchange rates as of June 30, 2019, were used to calculate present value:

US$ 0.76359: Canadian Dollar 1.00000

The Procter & Gamble Global International Retirement Arrangement (“Global IRA”)

The Global IRA is designed to provide a supplemental retirement benefit to certain employees who permanently transfer from one country to another country during the course of their employment with the Company. The Global IRA benefit is intended to supplement the total pension benefits (both Company-provided and government-provided) that such employees earned while working for the Company, in light of salary increases received and retirement benefits provided in the final home country. The program was closed to new participants in 2012. To calculate the Global IRA benefit, first a Global IRA target is calculated using the following formula:

The Global IRA target is converted to a present-day lump sum amount, using discount and mortality rates for the final home country. This lump sum amount is reduced by the present-day value of certain benefits earned while working in previous home countries (such as Company-provided and government-provided pension benefits), as well as other actuarial factors and assumptions which, under Plan rules, may change from time to time. The reduced lump sum amount is the Global IRA benefit.

The Procter & Gamble Company Canada Plan (“Canada Plan”)

The Canada Plan is a defined benefit plan for Canada-based employees enrolled prior to 1999. The Canada Plan provides for post-retirement benefits based on the employee’s salary and years of service in Canada. The Canada Plan benefit is calculated in accordance with the following formula:

2019 Proxy Statement 57

EXECUTIVE COMPENSATION

The benefit is paid as a monthly pension at retirement. The normal retirement age is 65, and there is a surviving spouse benefit of full pension payments for the first five years after retirement and two-thirds of the pension payment after that.

Nonqualified Deferred Compensation

The following table and footnotes provide information regarding the Company’s non-tax-qualified defined contribution and deferred compensation plans for each of the NEOs for FY 2018-19. For a complete understanding of the table and the footnotes, please read the narrative that follows the table.

NONQUALIFIED DEFERRED COMPENSATION

Name	Plan Name	Aggregate Balance at FYE ‘18 (6/30/18) ($)	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY1 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ‘19 (6/30/19) ($)
David S. Taylor	Executive Deferred Compensation Plan	2,471,245	136,800		116,084		2,742,129[2]
	Employee Stock and Incentive Compensation Plan[3]	8,547,897		3,500,082[4]	3,602,966	223,991	15,426,954[5]
	PST Restoration Program	2,590,978		269,255[6]	602,766	17,340	3,445,659[7]
Jon. R. Moeller	Employee Stock and Incentive Compensation Plan[3]			4,787,367[8]	14,983		4,802,350
	PST Restoration Program	1,456,056		147,830[6]	713,306	11,886	2,305,306[9]
Mary Lynn Ferguson- McHugh	Employee Stock and Incentive Compensation Plan[3]	3,694,572		863,813[10]	1,428,299	994,400[11]	4,992,284[12]
	PST Restoration Program	1,426,752		116,908[6]	688,218	7,571	2,224,307[13]
Deborah P. Majoras	Executive Deferred Compensation Plan	690,105			35,231		725,336
	Employee Stock and Incentive Compensation Plan[3]			4,704,853[14]	1,184,986	1,073,638[15]	4,816,201
	PST Restoration Program	286,892		58,571[6]	152,911	3,826	494,548
	SRI Program	454,165		48,524[16]	223,749	3,175	723,263
Carolyn M. Tastad	Employee Stock and Incentive Compensation Plan[3]	3,412,867		1,271,814[17]	1,342,953	561,920[18]	5,465,714
	International Retirement Plan	675,119			256,875		931,994
	PST Restoration Program	313,974		86,377[6]	176,584	5,617	571,318

1 Because none of the amounts included in this column are above-market earnings under SEC reporting rules, they are not reflected in the Summary Compensation Table.

2 Total includes $391,973 previously reported in Summary Compensation Tables for prior years.

3 Amounts shown include awards granted under the terms of either The Procter & Gamble 2009 Plan or The Procter & Gamble 2014 Plan, depending on which plan was in effect at the time the NEO elected to defer the award.

4 Total reflects the 2019 LTIP Stock Grant which became nonforfeitable on June 30, 2019 because Mr. Taylor is retirement eligible. This award is also reported in the Summary Compensation Table found on page 47 of this proxy statement.

5 Total includes $8,948,188 previously reported in Summary Compensation Tables for prior years.

6 Total reflects registrant contributions in the form of RSUs pursuant to the PST Restoration Program, 100% of which are also reported in the Stock Awards column on the Summary Compensation Table found on page 47 of this proxy statement.

58 The Procter & Gamble Company

EXECUTIVE COMPENSATION

7 Total includes $767,817 previously reported in Summary Compensation Tables for prior years.

8 Total reflects the 2015 and 2016 Key Manager RSU Grants, and 2017 and 2018 LTIP RSU Grants that became non-forfeitable on June 11, 2019 because Mr. Moeller became retirement eligible on that day. Also reflects the 2019 LTIP Stock Grant which became nonforfeitable on June 30, 2019 because Mr. Moeller is retirement eligible. This award is also reported in the Summary Compensation Table found on page 47 of this proxy statement.

9 Total includes $1,075,310 previously reported in Summary Compensation Tables for prior years.

10 Total reflects the 2019 LTIP Stock Grant which became nonforfeitable on June 30, 2019 because Ms. Ferguson-McHugh is retirement eligible. This award is also reported in the Summary Compensation Table found on page 47 of this proxy statement.

11 Total reflects the delivery of a 2014 Key Manager Stock Grant.

12 Total includes $1,571,629 previously reported in Summary Compensation Tables for prior years.

13 Total includes $215,693 previously reported in Summary Compensation Tables for prior years.

14 Total reflects the 2014, 2015, and 2016 Key Manager RSU Grants, and 2017 and 2018 LTIP RSU Grants that became non-forfeitable on August 10, 2018 because Ms. Majoras became retirement eligible on that day. Also reflects the 2019 LTIP Stock Grant which became nonforfeitable on June 30, 2019 because Ms. Majoras is retirement eligible. This award is also reported in the Summary Compensation Table found on page 47 of this proxy statement.

15 Total reflects the delivery of a 2014 Key Manager Stock Grant and taxes withheld from Key Manager and LTIP RSU Grants when Ms. Majoras became retirement eligible.

16 Total reflects registrant contributions in the form of RSUs pursuant to the SRI Program, 100% of which are also reported in the Stock Awards column on the Summary Compensation Table found on page 47 of this proxy statement.

17 Total reflects the 2019 LTIP Stock Grant which became nonforfeitable on June 30, 2019 because Ms. Tastad is retirement eligible. This award is also reported in the Summary Compensation Table found on page 47 of this proxy statement.

18 Total reflects the delivery of a 2014 Key Manager Stock Grant.

The NEOs are eligible to participate in EDCP. Under EDCP, a participant may defer up to 75% of base salary and up to 100% of the STAR award. Amounts may be deferred for a minimum of one year or until termination of employment. Payments that commence upon retirement, death, or disability may be taken in a lump sum or installments (over a maximum period of ten years). All other payments under the plan are paid as a lump sum.

Amounts deferred under EDCP are credited with market earnings based on the same fund choices available to all employees under The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan, one of the Company’s tax-qualified plans, with the exception of P&G stock, which is not offered as an investment option in the EDCP. Participants may change fund choices on a daily basis.

LTIP Stock Grants made in the form of RSUs that vest prior to delivery due to the NEO being retirement eligible are included in the aggregate balance as deferred compensation awards under an employee stock and incentive compensation plan. Participants may also defer delivery of incentive awards earned under the PSP program and its predecessors, including the Business Growth Program, which terminated on June 30, 2010, by electing to receive RSUs with deferred delivery. The RSUs are governed by the employee stock and incentive compensation plan that was in effect at the time the award was granted. Similarly, other special equity awards that were deferred by an NEO are included in the aggregate balance for amounts deferred under an employee stock and incentive compensation plan.

As described on page 43 of this proxy statement, federal tax rules limit the size of contributions that can be made to individuals pursuant to tax-qualified defined contribution plans like the PST. To account for these limitations, the Company utilizes the PST Restoration Program to make an additional annual contribution in the form of RSUs.

Similar to the PST, these RSUs become non-forfeitable once an executive has at least five years of service. The default form of payment is a lump sum distribution one year after retirement, or the executive can elect to defer the lump sum to six or eleven years after retirement or to commence ten annual installments at six or eleven years after retirement. Generally, executives have until retirement to change a previous deferral election, with any such deferral elections or changes to deferral elections made in compliance with Section 409A of the Internal Revenue Code. These RSUs earn dividend equivalents at the same rate as dividends on Common Stock and are accrued in the form of additional RSUs each quarter and credited to the executive’s holdings. The value of each RSU may increase or decrease over time as the value is tied to the price of the Common Stock. Finally, NEOs may convert certain of their PST Restoration Program RSUs into notional cash with the same investment choices as those available under the EDCP.

The Company’s IRP is designed to provide retirement benefits for employees whose participation in

2019 Proxy Statement 59

EXECUTIVE COMPENSATION

retirement plans in their home countries has been suspended because they are on assignments outside of that country. Under the IRP, the Company makes an annual contribution for each participant equal to the contribution that would have been made under the participant’s home country retirement plan had the participant remained in that country and eligible to participate in that plan.

Historically, Company contributions to IRP were placed into one of several investment vehicles available within the IRP, at each participant’s election. Participants in the U.S. receive their contributions in RSUs. These contributions vest according to the terms and conditions of the participant’s home country retirement plan. Upon retirement from the Company, participants must elect to receive distributions from the IRP Trust in one of four ways: (1) fixed-income annuity, (2) variable annuity, (3) lump sum, or (4) annual installments (over a maximum of 15 years).

The Supplemental Retirement Income (SRI) Program is used on rare occasions when recruiting highly experienced new hires. Because the annual PST retirement benefit contribution is calculated based on years of service, SRI is designed to help the Company provide retirement benefits to the experienced new hire at a level similar to those who have spent their careers at the Company. Under the SRI, the Company makes an annual retirement benefit contribution calculated as if the participant had an additional ten years of service in the PST. Participants receive this contribution in the form of RSUs. This contribution continues for 10 years, at which point the contribution is decreased until the combined PST and SRI awards do not exceed the maximum value for the PST in that year.

Amounts the NEOs defer under any of the above-mentioned plans that are scheduled to be paid after termination of employment must be held by the Company for a minimum of six months in order to comply with Section 409A of the Internal Revenue Code.

Payments upon Termination or Change in Control

The Company does not have any employment contracts with its NEOs that require severance payments upon termination of their employment. The only situation in which a separation allowance may be paid is if an employee is encouraged to separate from the Company. Certain elements of compensation are, however, treated differently depending upon the specific circumstances of an NEO’s separation.

60 The Procter & Gamble Company

EXECUTIVE COMPENSATION

Key Compensation Programs

The following table describes the general treatment of compensation under the Company’s key programs under various separation scenarios for all Company employees, including the NEOs.

Compensation Element	Voluntary Separation or Termination for Cause	Company Encouraged Separation	Retirement or Disability	Change in Control	Death
Separation Allowance	None	Company has discretion to pay up to 1 times salary.	None	None	None
STAR	No acceleration of awards. Eligible for award only if worked the entire year.	No acceleration of awards. Pro-rated payment based on time worked.	No acceleration of awards. Pro-rated payment based on time worked.	No acceleration of awards. Pro-rated payment based on time worked.	No acceleration of awards. Pro-rated payment based on time worked.
LTIP Stock Grant	All outstanding awards forfeited at separation.	No acceleration of option vesting or RSU delivery. All awards are retained subject to original terms, except for the current year grant if separation occurs before June 30.	No acceleration of option vesting or RSU delivery. All awards are retained subject to original terms, except for the current year grant if separation occurs before June 30.

Vesting accelerated for awards granted under the 2001 plan. For awards granted under the 2009 and 2014 plan, vesting only accelerated if awards not assumed, unless termination without cause or resignation with “good reason.”

Vesting accelerated for all awards.
PSP Grant	All outstanding awards forfeited at separation.	No acceleration of payment. All awards are retained subject to original terms, except for the current year grant if separation occurs before June 30.	No acceleration of payment. All awards are retained subject to original terms, except for the current year grant if separation occurs before June 30.	Awards paid out at target at time of the Change in Control.	No acceleration of payment. All awards are retained subject to original terms.
Special Equity Awards	Unvested awards are forfeited at separation.	Unvested awards are forfeited at separation unless otherwise specified by the CHRO as authorized by the C&LD Committee.	Unvested awards are forfeited at separation unless otherwise specified by the CHRO as authorized by the C&LD Committee.	Vesting accelerated and award paid at time of the Change in Control if awards not assumed, unless termination without cause or resignation with “good reason.”	Vesting accelerated and award paid at time of death.

All equity awards listed above are governed by the employee stock plan under which the award was granted. The scenarios described above assume that former employees comply with the terms and conditions of the applicable employee stock plan, including compliance with the Company’s Purpose, Values and Principles and restrictions on competing with the Company following termination of employment. Failure to comply with either of these provisions can result in forfeiture and/or cancellation of outstanding equity awards.

Retirement Plans and Other Deferred Compensation

The retirement plans in which the NEOs participate do not discriminate in scope, terms, or operation for NEOs versus all other participants. All NEOs who participate are fully vested in PST and will retain all shares upon termination of employment regardless of reason. PST Restoration, IRP, and SRI RSUs vest at the NEO’s fifth anniversary date. All NEOs are beyond their fifth anniversary date.

Salary and STAR bonuses deferred under EDCP, have been earned and therefore are retained upon termination for any reason. Similarly, amounts deferred under the Business Growth Program and

2019 Proxy Statement 61

EXECUTIVE COMPENSATION

PSP have been earned and are retained upon termination for any reason. Vested amounts related to deferred compensation plans are not included in the following table because they are reported in the Nonqualified Deferred Compensation Table on page 58 of this proxy statement.

Executive Benefits

•	Executive Group Life Insurance — Benefits are retained if employee is eligible for early retirement.
•	Financial Counseling — Employee may use the remaining balance until the end of the current calendar year for reimbursable charges under the program.
•	Unused Vacation — Employee is entitled to lump sum payment equal to value of accrued, but unused, vacation days.
•	Other Programs — In most cases, participation ends on the last day worked, unless otherwise agreed to by the C&LD Committee.

Expatriate and Relocation Program

If an employee’s expatriate assignment terminates for any reason, the Company would pay for relocation to the home country and would cover future taxes due related to the expatriate assignment.

Estimated Post-Employment Treatment of Compensation and Benefits

The following table and footnotes quantify the treatment of compensation or value of benefits that each NEO would receive under the Company’s compensation programs upon various scenarios for termination of employment or a change in control of the Company. The amounts shown assume the event that triggered the treatment occurred on June 30, 2019.

PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Name	Voluntary Separation or Termination for Cause ($)	Company Encouraged Separation ($)	Retirement or Disability ($)	Change in Control ($)	Death ($)
David Taylor
Salary	0	1,700,000	0	0	0
STAR[1]	0	0	0	0	11,648,529
Long-Term Incentive Program[2]	0	15,623,897	15,623,897	15,623,897	15,623,897
PSP[3]	0	15,240,049	15,240,049	15,240,049	15,240,049
Executive Group Life Insurance	0	0	0	0	5,100,000
Jon R. Moeller
Salary	0	1,050,000	0	0	0
STAR[1]	0	0	0	0	0
Long-Term Incentive Program[2]	0	10,580,862	10,580,862	10,580,862	10,580,862
PSP[3]	0	6,977,314	6,977,314	6,977,314	6,977,314
Special Equity Awards[4]	0	0	0	0	0
Executive Group Life Insurance	0	0	0	0	2,415,000

62 The Procter & Gamble Company

EXECUTIVE COMPENSATION

PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Name	Voluntary Separation or Termination for Cause ($)	Company Encouraged Separation ($)	Retirement or Disability ($)	Change in Control ($)	Death ($)
Mary Lynn Ferguson-McHugh
Salary	0	880,000	0	0	0
STAR[1]	0	0	0	0	0
Long-Term Incentive Program[2]	0	3,962,338	3,962,338	3,962,338	3,962,338
PSP[3]	0	3,853,332	3,853,332	3,853,332	3,853,332
Special Equity Awards[4]	0	0	0	627,527	627,527
Executive Group Life Insurance	0	0	0	0	1,760,000
Deborah P. Majoras
Salary	0	890,000	0	0	0
STAR[1]	0	0	0	0	1,498,458
Long-Term Incentive Program[2]	0	3,622,635	3,622,635	3,622,635	3,622,635
PSP[3]	0	3,460,771	3,460,771	3,460,771	3,460,771
Special Equity Awards[4]	0	0	0	0	0
Executive Group Life Insurance	0	0	0	0	1,869,000
Carolyn M. Tastad
Salary	0	760,000	0	0	0
STAR[1]	0	0	0	0	3,248,058
Long-Term Incentive Program[2]	0	4,834,652	4,834,652	4,834,652	4,834,652
PSP[3]	0	3,578,650	3,578,650	3,578,650	3,578,650
Special Equity Awards[4]	0	0	0	0	0
Executive Group Life Insurance	0	0	0	0	1,520,000

1 STAR awards previously elected in stock options that would vest and become exercisable immediately upon death. No other amounts are included for STAR because the NEO would be entitled to the same payment whether or not separation occurred on June 30, 2019.

2 Upon voluntary separation or termination, all outstanding awards would be forfeited. While all unvested awards are retained (except for the current year grant if separation occurs before June 30) in the event of Company encouraged separation, retirement, or disability, these events do not trigger any change in the original payment terms of the awards. The amounts shown for the LTIP Stock Grant in the event of Company-encouraged separation, retirement or disability represents the value of the unexercisable stock options and undelivered RSUs as of June 30, 2019, that would be retained at separation and payout according to the original terms and timing of the grants. Awards vest and become immediately exercisable in the event of death or change in control with termination for reasons other than cause or for good reason.

3 Upon voluntary separation or termination, all outstanding awards would be forfeited. While all unvested awards are retained (except for the current year grant if separation occurs before June 30) in the event of Company-encouraged separation, retirement or disability, or death, these events do not trigger any change in the original payment terms of the awards. In the event of change in control, PSP will pay out at target on the date of the change in control. The amounts shown for the PSP grants represent the value of the unvested PSUs as of June 30, 2019 that would be retained on the triggering event and pay out according to the original terms and timing of the grants.

4 Upon voluntary separation or termination, all outstanding awards would be forfeited. In the event of Company encouraged separation, retirement or disability, the CHRO has the discretion to allow retention of the awards with delivery under the original payment terms. Awards vest and become immediately deliverable in the event of death or change in control with termination for reasons other than cause or for good reason.

2019 Proxy Statement 63

EXECUTIVE COMPENSATION

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. David S. Taylor, our Chairman of the Board, President and Chief Executive Officer. The pay ratio was calculated in a manner consistent with Item 402(u) of Regulation S-K and based upon our reasonable judgment and assumptions.

For FY 2018-19, the median of the annual total compensation of all employees of the company (other than our CEO) was $66,326, and the annual total compensation of our CEO was $20,498,812. Based on this information, the ratio of the annual total compensation of Mr. Taylor to the median of the annual total compensation of employees was 309 to 1.

To identify the median of the annual total compensation of all our employees, we determined that, as of April 1, 2018, our employee population consisted of approximately 94,481 active employees working at our parent company and consolidated subsidiaries. Applying the de minimis exemption under the rule, we chose to exclude approximately 4,539 employees in 31 countries where payroll data is maintained outside the system that holds data for the majority of our employees, or less than 5% of the total.1 We also excluded 7 employees of Snowberry and 10 employees of Native because those businesses were acquired during FY 2018-19.

To identify the “median employee” from the resulting employee population of 89,942, we selected Total Gross Pay as the consistently applied compensation measure. Total Gross Pay reflects a wide variety of pay items, including monthly and bi-weekly wages earned, time-related bonuses (such as overtime, shift premiums, holiday bonuses), vacation pay, bonuses, stock option exercises, and other benefits and allowances. Because pay periods vary across jurisdictions, we measured Total Gross Pay using a three-month period covering January, February, and March 2018. We adjusted the Total Gross Pay of approximately 1,477 employees who were hired during the three-month period but did not work the entire period.

For purposes of this disclosure, we converted the gross salary amounts from the local currency paid in the country into U.S. dollar amounts using an average of the exchange rates at the end of each month in the three-month period.

With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for FY 2018-19 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column (column (j)) of our FY 2018-19 Summary Compensation Table included in this Proxy Statement.

In determining our pay ratio for FY 2018-19, we referred to the same employee who was identified as our median employee for FY 2017-18. In accordance with SEC requirements, we determined that there have been no changes to our employee population or employee compensation arrangements in FY 2018-19 that we believe would significantly affect our pay ratio disclosure and thus require identification of a new median employee.

1 We excluded the following approximate number of employees by jurisdiction: Saudi Arabia, 834; Ukraine, 585; Czech Republic, 555; Pakistan, 413; Nigeria, 363; South Africa, 323; United Arab Emirates, 290; Morocco, 201; Greece, 197; Netherlands, 144; Sweden, 129; Portugal, 84; Kazakhstan, 56; Austria, 47; Israel, 45; Croatia, 44; Kenya, 43; Serbia, 28; Slovakia, 25; Denmark, 24; Finland, 23; Bulgaria, 19; Azerbaijan, 19; Norway, 15; Latvia, 10; Ghana, 8; Algeria, 7; Ethiopia, 3; Luxembourg, 2; Dominican Republic, 2; Bangladesh, 1.

64 The Procter & Gamble Company

BENEFICIAL OWNERSHIP

Beneficial Ownership

Security Ownership of Management and Certain Beneficial Owners

The following table shows all entities that are the beneficial owners of more than 5% of any class of the Company’s voting securities:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature	Percent of Class
Common	BlackRock, Inc. 55 East 52nd Street New York, NY 10055	168,407,978[1]	6.80%
Common	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	194,968,009[2]	7.82%

1 Based on information as of December 31, 2018, contained in a Schedule 13G/A filed with the SEC on February 6, 2019 by BlackRock, Inc. The Schedule 13G/A indicates that BlackRock, Inc. has (i) sole power to vote or direct to vote with respect to 144,718,950 shares, and (ii) sole dispositive power with respect to 168,407,978 shares.

2 Based on information as of December 31, 2018, contained in a Schedule 13G/A filed with the SEC on February 12, 2019 by The Vanguard Group. The Schedule 13G/A indicates that The Vanguard Group has (i) sole power to vote or direct to vote with respect to 2,897,695 shares, (ii) shared voting power with respect to 597,274 shares, (iii) sole dispositive power with respect to 191,536,266 shares, and (iv) shared dispositive power with respect to 3,431,743 shares.

2019 Proxy Statement 65

BENEFICIAL OWNERSHIP

The following tables and footnotes provide information regarding the ownership of the Company’s Common Stock and Series A and B ESOP Convertible Class A Preferred Stock by all Directors and nominees, each NEO, and all Directors and executive officers as a group on June 30, 2019:

COMMON STOCK

NUMBER OF SHARES/OPTIONS
	Amount and Nature of Beneficial Ownership

Name	Direct[1] and Profit Sharing Plan[2]	Right to Acquire[3]	Trusteeships and Family Holdings[4]	Indirect Holdings	Total	Percent of Class	Restricted Stock Units[5]
Francis S. Blake	5,466				5,466	[6]	8,998
Angela F. Braly	9,431				9,431	[6]	30,202
Amy L. Chang						[6]	4,176
Kenneth I. Chenault	6,700				6,700	[6]	34,803
Scott D. Cook	36,409		32,656		69,065	[6]	44,082
Mary Lynn Ferguson-McHugh[7]	42,748	251,540	28,491		322,779	[6]	71,538
Joseph Jimenez	12,468				12,468	[6]	3,789
Terry J. Lundgren	2,736		530		3,266	[6]	20,517
Deborah P. Majoras	2,141	400,587			402,728	[6]	55,030
W. James McNerney, Jr.	33,545				33,545	[6]	44,082
Jon R. Moeller[8]	129,694	810,589			940,283	[6]	72,504
Nelson Peltz				36,628,367[9]	36,628,367	1.46%	2,176
Carolyn Tastad[10]	7,206	109,561	1,993		118,760	[6]	62,982
David Taylor	110,439	901,843			1,012,282	[6]	156,109
Margaret C. Whitman			11,075		11,075	[6]	20,241
Patricia A. Woertz	1,660				1,660	[6]	29,354
Ernesto Zedillo	5,785				5,785	[6]	44,895
32 Directors and executive officers, as a group	684,535	6,346,551	94,711	36,628,367	43,754,164	1.75%	1,020,488

1 Includes unrestricted Common Stock over which each Director or executive officer has sole voting and investment power and restricted Common Stock over which they have voting power but no investment power (until restrictions lapse).

2 Common Stock allocated to personal accounts of executive officers under the Retirement Trust pursuant to PST, the Procter & Gamble International Stock Ownership Plan (ISOP), or The Procter & Gamble U.K. 1-4-1 Plan. Plan participants have sole discretion as to voting and, within limitations provided by PST, investment of shares. PST shares are voted by the Trustees in accordance with instructions from participants. If instructions are not received by the Trustees as to the voting of particular shares, shares are to be voted in proportion to instructions actually received from other participants in the Retirement Trust. ISOP and U.K. 1-4-1 shares are voted in accordance with instructions from participants. If instructions are not received as to the voting of particular shares, a vote will not be submitted for those shares.

3 Total includes stock options that have vested or will vest within 60 days, Common Stock pursuant to the PST that will be allocated to personal accounts of executive officers within 60 days, PSP awards (as described beginning on page 41 that will deliver as Common Stock in August 2019, any Restricted Stock that will vest within 60 days, and any RSUs that will deliver as Common Stock within 60 days. The total does not include the final payment of dividend equivalents that will take place on August 15 on PSP awards that will deliver as Common Stock in August.

4 This column includes shares in which voting and/or investment powers are shared. It also includes shares indirectly held through family members who reside in the household of the director or officer.

5 RSUs represent the right to receive unrestricted shares of Common Stock upon the lapse of restrictions, at which point the holders will have a non-forfeitable right to delivery of Common Stock on a specific date in the future. Total includes RSUs that will not deliver as Common Stock within 60 days and any PSP awards that will deliver as RSUs in August 2019. RSUs that will

66 The Procter & Gamble Company

BENEFICIAL OWNERSHIP

not deliver within 60 days of the record date are not considered “beneficially owned” because holders are not entitled to voting rights or investment control until the shares are delivered. RSUs that will deliver within 60 days are listed in the “Right to Acquire” column.

6 Excluding Mr. Peltz, less than .041% for any one Director or NEO.

7 Totals include shares, stock options, and RSUs indirectly held by Ms. Ferguson-McHugh through her spouse, who was previously employed by the Company.

8 Totals include shares, stock options, and RSUs indirectly held by Mr. Moeller through his spouse, who is also employed by the Company.

9 These shares are owned by certain funds and investment vehicles (the “Trian Funds”) managed by Trian Fund Management, L.P. (“Trian”), an institutional investment manager. None of such shares are held directly by Mr. Peltz. From time to time, certain of these shares are held in the ordinary course of business with other investment securities owned by the Trian Funds in co-mingled margin accounts with a prime broker, which prime broker may, from time to time, extend margin credit to certain Trian Funds, subject to applicable federal margin regulations, stock exchange rules and credit policies. Trian Fund Management GP, LLC, of which Mr. Peltz is a member, is the general partner of Trian, and therefore is in a position to determine the investment and voting decisions made by the Trian Funds. Accordingly, Mr. Peltz and Trian may be deemed to indirectly beneficially own the shares that the Trian Funds directly and beneficially own.

10 Totals include shares, stock options, and RSUs indirectly held by Ms. Tastad through her spouse, who was previously employed by the Company.

SERIES A ESOP CONVERTIBLE

CLASS A PREFERRED STOCK

NUMBER OF SHARES
	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

NAME	PROFIT SHARING PLAN[1]	TRUSTEESHIPS	PERCENT OF SERIES
Francis S. Blake
Angela F. Braly
Amy L. Chang
Kenneth I. Chenault
Scott D. Cook
Mary Lynn Ferguson-McHugh[3]	8,585		[2]
Joseph Jimenez
Terry J. Lundgren
Deborah P. Majoras	657		[2]
W. James McNerney, Jr.
Jon R. Moeller[4]	14,221		[2]
Nelson Peltz
Carolyn Tastad[5]	3,880		[2]
David Taylor	12,622		[2]
Margaret C. Whitman
Patricia A. Woertz
Ernesto Zedillo
32 Directors and executive officers, as a group	111,945		[2]
Employee Stock Ownership Trust of The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan P.O. Box 599, Cincinnati, Ohio 45201-0599 (R. L. Antoine, S. P. Donovan, Jr. and R. C. Stewart, Trustees)	4,121,193[6]

2019 Proxy Statement 67

BENEFICIAL OWNERSHIP

1 Shares allocated to personal accounts of executive officers under the Employee Stock Ownership Trust pursuant to PST. Plan participants have sole discretion as to voting and, within limitations provided by PST, investment of shares. Shares are voted by the Trustees in accordance with instructions from participants. If instructions are not received by the Trustees as to the voting of particular shares, shares are to be voted in proportion to instructions actually received from other participants in the Trust.

2 Less than .042% for any NEO, and for the Directors and executive officers, as a group; by the terms of the stock, only persons who are or have been employees can have beneficial ownership of these shares.

3 Total includes shares indirectly held by Ms. Ferguson-McHugh through her spouse, who was previously employed by the Company.

4 Total includes shares indirectly held by Mr. Moeller through his spouse, who is also employed by the Company.

5 Total includes shares indirectly held by Ms. Tastad through her spouse, who was previously employed by the Company.

6 Unallocated shares. The voting of these shares is governed by the terms of PST, which provides that the Trustees shall vote unallocated shares held by them in proportion to instructions received from Trust participants as to voting of allocated shares. The disposition of these shares in connection with a tender offer would be governed by the terms of PST, which provides that the Trustees shall dispose of unallocated shares held by them in proportion to instructions received from Trust participants as to the disposition of allocated shares.

SERIES B ESOP CONVERTIBLE

CLASS A PREFERRED STOCK

NUMBER OF SHARES
	Amount and Nature of Beneficial Ownership

Name	Profit Sharing Plan[1]	Trusteeships	Percent of Series
Francis S. Blake
Angela F. Braly
Amy L. Chang
Kenneth I. Chenault
Scott D. Cook
Mary Lynn Ferguson-McHugh[3]	176		[2]
Joseph Jimenez
Terry J. Lundgren
Deborah P. Majoras
W. James McNerney, Jr.
Jon R. Moeller
Nelson Peltz
Carolyn Tastad[4]	275		[2]
David Taylor	193		[2]
Margaret C. Whitman
Patricia A. Woertz
Ernesto Zedillo
32 Directors and executive officers, as a group	1,119		[2]
Employee Stock Ownership Trust of The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan P.O. Box 599, Cincinnati, Ohio 45201-0599 (R. L. Antoine, S. P. Donovan, Jr. and R. C. Stewart, Trustees)		27,206,230[5]

1 Shares allocated to personal accounts of executive officers under the Employee Stock Ownership Trust pursuant to PST. Plan participants have sole discretion as to voting and, within limitations provided by PST, investment of shares. Shares are voted

68 The Procter & Gamble Company

BENEFICIAL OWNERSHIP

by the Trustees in accordance with instructions from participants. If instructions are not received by the Trustees as to the voting of particular shares, shares are to be voted in proportion to instructions actually received from other participants in the Trust.

2 Less than .0006% for any NEO, and for the Directors and executive officers, as a group; by the terms of the stock, only persons who are or have been employees can have beneficial ownership of these shares.

3 Total includes shares indirectly held by Ms. Ferguson-McHugh through her spouse, who was previously employed by the Company.

4 Total includes shares indirectly held by Ms. Tastad through her spouse, who was previously employed by the Company.

5 Unallocated shares. The voting of these shares is governed by the terms of PST, which provides that the Trustees shall vote unallocated shares held by them in proportion to instructions received from Trust participants as to voting of allocated shares. The disposition of these shares in connection with a tender offer would be governed by the terms of PST, which provides that the Trustees shall dispose of unallocated shares held by them in proportion to instructions received from Trust participants as to the disposition of allocated shares.

Delinquent Section 16(a) Reports

Ownership of, and transactions in, Company stock by executive officers and Directors of the Company are required to be reported to the SEC pursuant to Section 16 of the Securities Exchange Act of 1934. As a practical matter, the Company assists its Directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. The Company believes that during the past fiscal year, all Section 16 reports for its Directors and officers were timely filed, except for one Form 4 reporting a sale of common stock by Ms. Kathy Fish, which was filed late due to a vendor’s administrative error.

2019 Proxy Statement 69

AUDIT COMMITTEE REPORT

Audit Committee Report

Report of the Audit Committee

Each member of the Audit Committee is an independent Director as determined by the Board of Directors, based on the NYSE listing standards and the Board’s own Independence Guidelines. Each member of the Committee also satisfies the SEC’s additional independence requirement for members of audit committees. The Board of Directors has determined that Ms. Woertz meets the criteria for “Audit Committee Financial Expert” as defined by SEC rules. The Board of Directors has also determined that all Audit Committee members are financially literate. See page 20 for further detail on Audit Committee composition.

As noted previously in the proxy statement, the Committee’s work is guided by a charter, which can be found in the corporate governance section of the Company’s website at www.pg.com. The Audit Committee has the responsibilities set forth in its charter with respect to:

•	Accounting, financial reporting and disclosure processes, and adequacy of systems of disclosure and internal control established by management;
•	Quality and integrity of the Company’s financial statements;
•	Company’s compliance with legal and regulatory requirements;
•	Company’s overall risk management profile;
•	Independent auditor’s qualifications and independence;
•	Performance of the Company’s internal audit function and the independent registered public accounting firm;
•	Performance of the Company’s ethics and compliance function;
•	Preparing this annual Report of the Audit Committee to be included in the Company’s proxy statement.

Management has the Company’s primary responsibility for establishing and maintaining adequate internal financial controllership, for preparing the financial statements, and for the public reporting process. Deloitte & Touche LLP, the Audit Committee-appointed independent registered public accounting firm for the fiscal year ended June 30, 2019, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

In its role of financial reporting oversight, the Committee reviewed and discussed with management and Deloitte & Touche LLP the audited financial statements for the year ended June 30, 2019, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. In this context, the Committee met eight times (including telephone meetings to discuss quarterly results) during the fiscal year ended June 30, 2019. The Committee has reviewed with Deloitte & Touche LLP matters required to be discussed pursuant to auditing standards adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Committee has discussed various matters with Deloitte & Touche LLP related to the Company’s consolidated financial statements, including critical accounting policies and practices used, alternative treatments for material items that have been discussed with management, and other material written communications between Deloitte & Touche LLP and management. The Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with Deloitte & Touche LLP its independence from the Company and its management. In addition, the Committee has received written material addressing Deloitte & Touche LLP’s internal quality control procedures and other matters, as required by the NYSE listing standards. The Committee understands the need for Deloitte & Touche LLP to maintain objectivity and independence in its audit of the Company’s financial statements and internal controls over financial reporting. The Committee has implemented a formal pre-approval process for non-audit fee spending, and it seeks to limit this spending to a level that keeps the core relationship with Deloitte & Touche LLP focused on financial statement review and evaluation. A copy of this pre-approval process is attached to this proxy statement as Exhibit B.

Based on the considerations referred to above, the Committee recommended to our Board of Directors that the audited financial statements for the year ended June 30, 2019 be included in our Annual Report on Form 10-K for 2019 and selected Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2020. This report is provided by the following independent Directors, who constitute the Committee:

Patricia A. Woertz, Chair

Frank S. Blake

Angela F. Braly

Amy L. Chang

70 The Procter & Gamble Company

AUDIT COMMITTEE REPORT

Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee, with the ratification of the shareholders, engaged Deloitte & Touche LLP to perform an annual audit of the Company’s financial statements for the fiscal year ended June 30, 2019. The Audit Committee was responsible for determination and approval of audit fees primarily based on audit scope, with consideration of audit team skills and experiences.

Pursuant to rules of the SEC, the fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte”), are disclosed in the table below:

Fees Paid to Deloitte

(Dollars in Thousands)
	FY 2017-18	FY 2018-19
Audit Fees	$28,684	$28,451
Audit-Related Fees	2,439	1,804
Tax Fees	285	464
Subtotal	31,408	30,719
All Other Fees	501	379
Deloitte Total Fees	$31,909	$31,098

Services Provided by Deloitte

All services provided by Deloitte are permissible under applicable laws and regulations. The Company has adopted policies and procedures for pre-approval of services by Deloitte as described in Exhibit B to this proxy statement. The fees paid to Deloitte shown in the table above were all pre-approved in accordance with these procedures and include:

1)	Audit Fees—These are fees for professional services performed by Deloitte for the audit of the
Company’s annual financial statements and review of financial statements included in the Company’s 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

2)

Audit-Related Fees—These are fees for assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes: employee benefit and compensation plan audits; due diligence related to mergers and acquisitions; other attestations by Deloitte, including those that are required by statute, regulation or contract; and consulting on financial accounting/reporting standards and controls.

3)

Tax Fees—These are fees for professional services performed by Deloitte with respect to tax compliance and tax returns. This includes review of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims, payment planning/tax audit assistance; and tax work stemming from “Audit-Related” items.

4)

All Other Fees—These are fees for other permissible work performed by Deloitte that does not meet the above category descriptions. The fees cover training programs, consulting, and various subscriptions and local engagements that are permissible under applicable laws and regulations including tax filings for individual employees included in the Company expatriate program.

These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in Deloitte’s core work, which is the audit of the Company’s consolidated financial statements. The Committee also concluded that Deloitte’s provision of audit and non-audit services to the Company and its affiliates is compatible with Deloitte’s independence.

2019 Proxy Statement 71

BOARD PROPOSALS

Board Proposals

ITEM 1. ELECTION OF DIRECTORS

See pages 6-15 of this proxy statement

ITEM 2. PROPOSAL TO RATIFY APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent external audit firm retained to audit the Company’s financial statements. In order to assure continuing audit independence and objectivity, the Audit Committee will periodically consider whether there should be a rotation of the independent external audit firm. In accordance with the SEC-mandated rotation of the audit firm’s lead engagement partner, the Audit Committee is also involved in the selection of the external audit firm’s lead engagement partner.

The Audit Committee selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm to perform the audit of our financial statements and our internal controls over financial reporting for the fiscal year ending June 30, 2020. Deloitte & Touche LLP was our independent registered public accounting firm for the fiscal year ended June 30, 2019. The members of the Audit Committee and Board believe that the retention of Deloitte & Touche LLP to serve as the Company’s independent external auditor is in the best interest of the Company and its shareholders. In the course of these reviews, the Audit Committee considers, among other things: external auditor capability, effectiveness and efficiency of audit services, results from periodic management and Audit Committee performance assessments, and appropriateness of fees in the context of audit scope. The Committee also reviews and approves non-audit fees.

Deloitte & Touche LLP representatives are expected to attend the 2019 annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

We are asking our shareholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm. Although ratification is not required by the Company’s Code of Regulations, the By Laws of the Board of Directors, or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our shareholders for ratification as a matter of good corporate practice. The Board will take into consideration the shareholder vote, but the Audit Committee, in its discretion, may retain Deloitte & Touche LLP or select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

The Board of Directors recommends a vote FOR the following proposal:

RESOLVED, That action by the Audit Committee appointing Deloitte & Touche LLP as the Company’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2020 is hereby ratified, confirmed, and approved.

72 The Procter & Gamble Company

BOARD PROPOSALS

ITEM 3. PROPOSAL FOR AN ADVISORY VOTE ON EXECUTIVE COMPENSATION (THE SAY ON PAY VOTE)

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are providing our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as set forth in this proxy statement in accordance with the compensation disclosure rules of the SEC. This proposal is also referred to as the “Say on Pay” vote.

Our executive compensation program pays for performance, supports our business strategies, discourages excessive risk-taking, makes us competitive with other multinational corporations for top talent, and aligns our executives’ interests with the long-term interests of our shareholders. In 2018, shareholders approved the compensation paid to the NEOs with a FOR vote of 93.12%. For FY 2018-19, the C&LD Committee approved several changes to our executive compensation programs to better align rewards to business results and company strategy, and to reflect suggestions by shareholders during last year’s dialogue with investors.

Our Compensation Discussion & Analysis, which begins on page 31 of this proxy statement, describes in detail the components of our executive compensation program and the process by which our Board makes executive compensation decisions. Highlights of our program include the following:

•	Consistent with our pay-for-performance philosophy, about 88% of our total NEO compensation is tied to Company performance;
•	Multiple performance metrics are utilized to discourage excessive risk-taking by removing any incentive to focus on a single performance goal to the detriment of others;
•	Substantial stock ownership requirements ensure that our senior executives maintain a significant stake in our long-term success;
•	Equity plans prohibit re-pricing and backdating of stock options;
•	Clawback policies allow recovery of certain compensation payments and proceeds from stock transactions from executives in the event of a significant restatement of financial results for any reason or for a violation of certain stock plan provisions;
•	We do not grant time-based equity awards that vest immediately solely on account of a change in control;
•	We do not execute employment agreements with executives that contain special severance payments such as golden parachutes;
•	We do not provide gross-ups to cover personal income taxes that pertain to executive or severance benefits; and
•	We do not provide special executive retirement programs.

We design our compensation programs to motivate our executives to win during tough economic times and to achieve our fundamental and overriding objective—to create value for our shareholders at leadership levels on a consistent basis.

This vote is non-binding; however, we highly value the opinions of our shareholders. Accordingly, the Board and the C&LD Committee will consider the outcome of this advisory vote in connection with future executive compensation decisions.

The Board of Directors recommends that you vote FOR the following resolution:

RESOLVED, That the compensation paid to the NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion & Analysis, compensation tables and narrative discussion, is hereby approved.

2019 Proxy Statement 73

BOARD PROPOSALS

ITEM 4. PROPOSAL TO ADOPT THE PROCTER & GAMBLE 2019 STOCK AND INCENTIVE COMPENSATION PLAN

On August 13, 2019, the Board of Directors approved for submission to the shareholders The Procter & Gamble 2019 Stock and Incentive Compensation Plan (the “2019 Plan” or “Plan”), as set forth in Exhibit C to this proxy statement.

The 2019 Plan replaces The Procter & Gamble 2014 Stock and Incentive Compensation Plan (the “2014 Plan”), which was approved by the Board of Directors on August 12, 2014 and approved by shareholders at the annual meeting held on October 14, 2014.

The Board recommends that shareholders support the 2019 Plan for the following reasons:

•	The purpose of the Plan is to strengthen the alignment of interests between those employees and non-employee Directors of the Company and its subsidiaries who are largely responsible for the success of the business, and the Company’s shareholders, through increased ownership of the Company.
•	The 2019 Plan requests 150,000,000 stock option shares (equivalent to 30,000,000 full value shares), which is similar to the 2014 Plan and is expected to last for about the same time. P&G’s historic burn rate is consistent with that of our Peer Group at 1.2%.
•	The 2019 Plan reflects best practices in equity compensation including:
•	Administered by the Compensation & Leadership Development Committee, which is made up entirely of independent directors.
•	Double Trigger. Time-based equity awards do not vest solely on account of a change-in-control (requires a qualifying termination following a change-in-control).
•	No re-pricing or backdating of stock options.
•	No discounted stock options or stock appreciation rights.
•	Awards are subject to forfeiture and clawback for violation of certain plan provisions.
•	No liberal share counting. The 2019 Plan does not allow for reuse of shares tendered, exchanged or withheld to cover option exercise costs, any award shares withheld to cover taxes, and all shares underlying an award of stock appreciation rights once such stock appreciation rights are exercised.
•	No payment of dividends or dividend equivalents on unvested awards.

The Board of Directors recommends that you vote FOR the following resolution:

RESOLVED, That The Procter & Gamble 2019 Stock And Incentive Compensation Plan, as set forth in Exhibit C to this proxy statement, is hereby approved and authorized.

74 The Procter & Gamble Company

BOARD PROPOSALS

SUMMARY OF THE 2019 PLAN

The following is a summary of the basic features of the 2019 Plan. For additional information, please refer to the specific provision of the full text of the 2019 Plan set forth in Exhibit C to this proxy statement.

ADMINISTRATION

The Compensation & Leadership Development Committee (the “Committee”) will administer the Plan. The Committee has the authority to:

•	select the Plan participants;
•	grant awards in amounts and forms as the Committee shall determine;
•	impose restrictions, terms, and conditions upon such awards as the Committee shall deem appropriate;
•	make determinations necessary for administering the Plan;
•	establish administrative regulations consistent with the Plan;
•	amend the Plan or any award agreement as provided in the Plan;
•	designate employees of the Company to assist in the administration and operation of the Plan.

ELIGIBILITY

The participants in the Plan shall be non-employee Directors and those employees who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial manner to the success of the Company. This currently includes 10 non-employee Directors and approximately 5,000 of the Company’s key managers who receive awards on an annual basis. It also includes an additional 20,000 employees currently eligible for cash bonuses who can elect to take all or part of their bonuses in stock options issued pursuant to the Plan.

SHARES AVAILABLE AND INDIVIDUAL AWARD LIMITS

The Plan permits the award of up to 150,000,000 new stock option shares. In addition, to the extent shares remain available, shares that were not awarded under the 2014 Plan may be awarded under the 2019 Plan.

All stock options and SARs granted under the Plan shall be counted against the aggregate number of shares on a one-for-one basis while all other full-value awards to be settled in shares shall be counted as 5 shares for each share awarded. The 5:1 ratio means that only 30,000,000 new shares could be awarded as full value shares or up to 150,000,000 shares if all awards were granted as stock options. The maximum number of shares with respect to which options or other awards may be granted to any non-employee Director in any calendar year shall not exceed 10,000. The maximum number of shares with respect to which stock options or SARs may be granted to any employee who is a participant in any calendar year shall not exceed two million.

TYPES OF AWARDS

•	Common Stock, Restricted Stock Units (“RSUs”), Performance Stock Units (“PSUs”), and Restricted Stock. The Committee may grant common stock, restricted shares, PSUs, or RSUs to Participants. In doing so, the Committee, in its discretion, may impose conditions or restrictions on the award. The Committee may also authorize Participants the right to elect to convert all or a portion of cash fees received into common stock, RSUs, or restricted stock.
•	Nonstatutory and Incentive Stock Options. All stock options must have a maximum life of no more than ten years from the date of grant, and no options may be exercisable within one year from the date of grant except in the case of death of the recipient. At the time of grant, the Committee shall establish the exercise price for any stock option. In no event shall the exercise price be less than one hundred percent (100%) of the fair market value of the common stock on the date of grant. Stock options may only be exercised by the recipient, except in the event of legal incompetence of the recipient (where the recipient’s legally appointed guardian may exercise the stock option) or in the event the Committee approves transfer of a stock option. All unexercised stock options and SARs granted to a recipient who ceases to be an employee or Director of the Company or any of its subsidiaries are subject to the provisions of the award agreement governing the right to exercise following the participant’s termination of employment or directorship. In the event of a recipient’s death, stock options may be exercised by the recipient’s beneficiary.
•

Stock Appreciation Rights (“SARs”). A SAR offers the recipient the right to receive payment for the difference (spread) between the exercise price of the stock appreciation right and the market value of the Company’s common stock at the time of redemption. The primary purpose for granting

2019 Proxy Statement 75

BOARD PROPOSALS

stock appreciation rights has been to provide some of the incentive benefits of stock options to key international managers resident in those few countries where tax and other requirements make stock options less attractive. SARs are generally subject to the same limitations and restrictions regarding exercise, transfer, and forfeiture as stock options.

CONDITIONS FOR AWARDS

Each employee participant is required to accept each grant under the Plan subject to the terms and conditions of the grant materials and the Plan. At the time of exercise of a stock option or SAR, an employee participant must certify either that he or she intends to remain employed by the Company or one of its subsidiaries for at least one year or intends to leave the Company or one of its subsidiaries within one year but has no intention to: 1) engage in competitive employment with the Company or its subsidiaries for a period of two years following termination of employment, unless the Participant first obtains written permission from the Company; 2) solicit Company employees to work elsewhere or solicit business from the Company’s customers, suppliers, or partners for a period of five years following termination of employment, unless the Participant first obtains written permission of the Company; 3) take any action significantly contrary to the best interests of the Company; or 4) disclose any of the Company’s trade secrets or confidential information. The Committee may waive certain of these conditions or impose different conditions that do not increase or extend the rights of the participants. The Plan also contains a clawback provision which allows the Company to recover the net proceeds resulting from the exercise of stock options or SARs and the value of any common stock or other awards delivered pursuant to the Plan should a participant violate these covenants.

ADDITIONAL INFORMATION

•	Term. The 2019 Plan term is 10 years from the date of shareholder approval.
•	Amendment. The Board may repeal or amend the Plan except that no amendment can increase the aggregate number of shares subject to the Plan, reduce the option price of an outstanding option, reduce the grant price of an outstanding SAR, or alter the persons eligible to participate in the Plan.
•	Treatment of Awards upon Change in Control. Upon a change in control, any performance-

based award shall be deemed to be satisfied based on actual performance if determinable and otherwise based on the target level of performance. If the successor does not assume the awards under the Plan, stock options and SARs vest immediately, and any conditions or restrictions on common stock, restricted stock, or RSUs lapse. If the successor does assume the awards, stock options and SARs vest immediately, and any conditions or restrictions on common stock, restricted stock, RSUs, or performance-based awards lapse only for the participants who are involuntarily terminated within two years for reasons other than cause or who terminate their employment for good reason.

•	Market Price. On August 9, 2019, the average of the high and low market prices of the Company’s common stock on the New York Stock Exchange was $116.95 per share.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the federal income tax consequences of awards made under the 2019 Plan. The information is provided for shareholders considering how to vote on this proposal and is not tax guidance to Participants. Compensation, including equity awards, in excess of $1,000,000 per year paid to a Named Executive Officer (NEO) and any individual who has previously been an NEO will generally not be deductible by the Company.

•	RSUs. RSUs are taxable to the recipient as ordinary income when the stock or cash is payable to the recipient, even if the RSUs become non-forfeitable at an earlier date. Dividend equivalents that accumulate before the RSU is payable are paid and taxable when the RSUs become payable. The Company is not entitled to a deduction until the stock or cash is payable.
•	Restricted Stock. Unless a participant has made an election under Section 83(b) of the Internal Revenue Code to be taxed at grant, restricted stock is taxable as ordinary income in the taxable year in which the restrictions lapse. At that time, the participant will have taxable ordinary income and the Company will be entitled to a deduction. The amount subject to taxation (and deductible by the Company) is the fair market value of the shares reduced by any amount paid for the shares. Any accumulated dividends are also subject to taxation (and deductible by the Company) when the restrictions lapse.

76 The Procter & Gamble Company

BOARD PROPOSALS

•	Common Stock. Common stock is taxable to the recipient as ordinary income when the stock is granted to the recipient. The Company is entitled to a deduction in the year the stock is granted.
•	Nonstatutory Stock Options. Nonstatutory stock options are not taxable to the Participant at grant, and the Company will not be entitled to a deduction at that time. A Participant will have taxable ordinary income on the date of exercise of the option in an amount that will be equal to the difference between the market price of the optioned shares on the date of exercise and the exercise price. The Company will be entitled to a corresponding deduction at that time.
•	Incentive Stock Options. Incentive stock options are generally not taxable to the Participant at grant or exercise if the Participant has continuously been an employee from the time of the grant until at least three months before exercise. However, the spread at exercise is an “adjustment” item for alternative minimum tax purposes. Any gain realized on the sale or other disposition of stock acquired on exercise of an incentive stock option is considered as long-term capital gain for tax purposes if the Participant holds the stock more than two years after the date the option was granted and more than one year after the date of exercise of the option. If the stock is disposed of within one year after exercise, the lesser of any gain on such disposition or the spread at exercise (i.e., the excess of the fair market value of the stock on the date of exercise over the exercise price) is treated as ordinary income, and any appreciation after the date of exercise is considered long-term or short-term capital gain depending on the holding period prior to sale. However, the spread at exercise (even if greater than the gain on the disposition) is treated as ordinary income if the disposition is one on which a loss, if sustained, is not recognized—e.g., a “wash” sale or a sale to a related party.

•	SARs. Like nonstatutory stock options, SARs are not taxable to the recipient at grant, but will result in taxable ordinary income on the date of exercise equal to the amount paid to the recipient, i.e., the difference between the value of the shares on the date of exercise and the exercise price. Similarly, the Company will be entitled to a deduction when the SARs are exercised.

ADDITIONAL EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s equity compensation plans as of June 30, 2019. The table includes the following plans: The Procter & Gamble 1992 Stock and Incentive Compensation Plan; The Procter & Gamble 2001 Stock and Incentive Compensation Plan; The Procter & Gamble 2003 Non-Employee Directors’ Stock Plan; The Procter & Gamble 2009 Stock and Incentive Compensation Plan; and The Procter & Gamble 2014 Stock and Incentive Compensation Plan. There are no outstanding awards under equity compensation plans not approved by security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (A)	Weighted-average exercise price of outstanding options, warrants, and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (C)
Equity Compensation Plans approved by security holders
Options	164,812,514	$79.5921	[1]
Restricted Stock Units (RSUs)/Performance Stock Units (PSUs)	11,579,025		[1]
Grand Total	176,391,539	[2]

1 Only The Procter & Gamble 2014 Stock and Incentive Compensation Plan allows for future grants of securities. The maximum number of shares that may be granted under this plan is 150 million shares. Under the Procter & Gamble 2014 Stock and Incentive Compensation Plan, stock options and stock appreciation rights are counted on a one-for-one basis, while full value awards (such as RSUs and PSUs) are counted as 5 shares for each share recorded. Total shares available for future issuance under this plan is approximately 41 million shares.

2 Weighted average exercise price of outstanding options only.

2019 Proxy Statement 77

OTHER MATTERS

Other Matters

Specific information on how to file notices, proposals, and/or recommendations pursuant to either SEC Rule 14a-8 or the provisions in the Company’s Regulations is noted in the following sections. All notices, proposals, or recommendations should be sent to:

The Procter & Gamble Company

c/o The Corporate Secretary’s Office

One Procter & Gamble Plaza

Cincinnati, OH 45202-3315

2020 Annual Meeting Date and Shareholder Proposals

We anticipate that the 2020 annual meeting of shareholders will be held on Tuesday, October 13, 2020. Pursuant to regulations issued by the SEC, to be considered for inclusion in the Company’s proxy statement for presentation at that meeting, all shareholder proposals must be received by the Company on or before the close of business on April 25, 2020.

Annual Meeting Advance Notice Requirements

Our Code of Regulations requires advance notice for any business to be brought before an annual meeting of shareholders. For business to be properly brought before an annual meeting by a shareholder (other than in connection with the election of Directors, see sections entitled “Director Nominations for Inclusion in the 2020 Proxy Statement” and “Shareholder Recommendations of Board Nominees and Committee Process for Recommending Board Nominees” below; or any matter brought pursuant to SEC Rule 14a-8), the shareholder must meet the requirements set forth in our Regulations, which are publicly available at www.pg.com. A shareholder wishing to bring such business before the 2020 annual meeting must provide such notice no earlier than February 11, 2020, and no later than July 10, 2020.

If a shareholder notifies the Company of an intent to present business at the 2020 annual meeting of shareholders, and such business may be properly presented at that meeting consistent with the Company’s Code of Regulations and Amended Articles of Incorporation, the Company will have the right to exercise its discretionary voting authority with respect to such business without including information regarding such proposal in its proxy materials.

Director Nominations for Inclusion in the 2020 Proxy Statement

In 2016, our Board amended the Company’s Code of Regulations to permit a shareholder, or a group of up to 20 shareholders, who has owned at least 3% of our outstanding Common Stock for at least 3 years, to nominate and include in our proxy statement candidates for our Board, subject to certain requirements. Each eligible shareholder, or group of shareholders, may nominate candidates for Director, up to a limit of the greater of 2 or 20% of the number of Directors on the Board. Any nominee must meet the qualification standards set forth in the Corporate Governance Guidelines, as described below.

Any such notice and nomination materials must be received at the address above not less than 120 days and not more than 150 days prior to the one-year anniversary of the preceding year’s annual shareholder meeting. Certain other notice periods apply if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date. Based on the anticipated one-year anniversary of the 2019 annual meeting, an eligible shareholder wishing to nominate a candidate for election to the Board at the 2020 annual meeting must provide such notice no earlier than May 11, 2020 and no later than June 10, 2020. Any such notice and accompanying nomination materials must meet the requirements set forth in our Regulations, which are publicly available at www.pg.com.

Shareholder Recommendations of Board Nominees and Committee Process for Recommending Board Nominees

The Governance & Public Responsibility Committee will consider shareholder recommendations for candidates for the Board. The minimum qualifications and preferred specific qualities and skills required for Directors are set forth in Article II, Sections B through E of the Corporate Governance Guidelines. The Committee considers all candidates using these criteria, regardless of the source of the recommendation. The Committee’s process for evaluating candidates also includes the considerations set forth in Article II, Section B of the Committee’s Charter. After initial screening for

78 The Procter & Gamble Company

OTHER MATTERS

minimum qualifications, the Committee determines appropriate next steps, including requests for additional information, reference checks, and interviews with potential candidates. In addition to shareholder recommendations, the Committee also relies on recommendations from current Directors, Company personnel, and others. From time to time, the Committee may engage the services of outside search firms to help identify candidates. During the fiscal year ended June 30, 2019, the Company engaged Egon Zehnder to help identify potential candidates for the Board. All nominees for election as Directors who currently serve on the Board are known to the Committee and were recommended by the Committee to the Board as Director nominees. Ms. McCarthy was recommended to the Committee by the Company’s third-party search firm.

Pursuant to the Company’s Regulations, a shareholder wishing to nominate a candidate for election to the Board at an annual meeting of shareholders without being included in the Company’s proxy statement is required to give written notice to the Secretary of the Company of his or her intention to make such nomination. The notice of nomination must be received at the Company’s principal executive offices not less than 140 days nor more than 240 days prior to the one-year anniversary of the preceding year’s annual shareholder meeting. Certain other notice periods apply if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date. Based on the anticipated one-year anniversary of the 2019 annual meeting, a shareholder wishing to nominate a candidate for election to the Board at the 2019 annual meeting must provide such notice no earlier than February 11, 2020, and no later than May 21, 2020.

As set forth in the Company’s Code of Regulations, the notice of nomination is required to contain information about both the nominee and the shareholder making the nomination, including information sufficient to allow the G&PR Committee to determine if the candidate meets certain criteria. A nomination that does not comply with the requirements set forth in the Company’s Code of Regulations will not be considered for presentation at the annual meeting.

Other Matters

Unless corrections are identified, the minutes of the annual meeting of shareholders held October 9, 2018 will be approved as recorded. Any such action approving the minutes does not constitute approval or disapproval of any of the matters referenced therein.

If any matters other than those set forth in the notice should be properly presented for action at the annual meeting, the persons named in the proxy will use their discretion to take such action as they deem to be in harmony with the policies of the Company.

2019 Proxy Statement 79

EXHIBIT A

EXHIBIT A

Reconciliation of Non-GAAP Financial Measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in this proxy statement and the reconciliation to the most closely related GAAP measure. We believe that these measures provide useful perspective of underlying business trends (i.e. trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results. The non-GAAP measures described below are used by management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of management. These measures are also used to evaluate senior management and are a factor in determining their at-risk compensation. These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results. These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted.

The non-GAAP measures provided are as follows: Organic Sales Growth; Adjusted Free Cash Flow; Adjusted Free Cash Flow Productivity; Core Before-Tax Operating Profit Growth 3 Year CAGR; Core EPS Growth and Core EPS Growth 3 Year CAGR.

The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:

•	Incremental restructuring: The Company has had and continues to have an ongoing level of restructuring activities. Such activities have resulted in ongoing annual restructuring related charges of approximately $250—$500 million before tax. In 2012, the Company began a $10 billion strategic productivity and cost savings initiative that includes incremental restructuring activities. In 2017, we communicated details of an additional multi-year productivity and cost savings plan. These plans result in incremental restructuring charges to accelerate productivity efforts and cost savings. The adjustment to core earnings includes only the restructuring costs above what we believe are the normal recurring level of restructuring costs.
•	Transitional Impact of the U.S. Tax Act: In December 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “U.S. Tax Act”). This resulted in a net charge of $602 million for the fiscal year 2018. The adjustment to core earnings only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings.
•	Early debt extinguishment charges: In fiscal 2018 and 2017, the Company recorded after-tax charges of $243 million and $345 million, respectively, due to the early extinguishment of certain long-term debt. These charges represent the difference between the reacquisition price and the par value of the debt extinguished.
•	Charges for certain European legal matters: Several countries in Europe issued separate complaints alleging that the Company, along with several other companies, engaged in violations of competition laws in prior periods. In 2016, the Company incurred after-tax charges of $11 million to adjust legal reserves related to these matters.
•	Shave Care Impairment: In the fourth quarter of fiscal 2019, the Company recognized a one-time, non-cash after-tax charge of $8.0 billion ($8.3 billion before tax) to adjust the carrying value of the Shave Care reporting unit. This was comprised of a before and after-tax impairment charge of $6.8 billion related to goodwill and an after-tax impairment charge of $1.2 billion ($1.6 billion before tax) to reduce the carrying value of the Gillette indefinite-lived intangible assets.
•

Anti-Dilutive Impacts: The Shave Care impairment charges caused preferred shares that are normally dilutive (and hence, normally assumed converted for purposes of determining diluted earnings per share) to be anti-dilutive. Accordingly for U.S. GAAP, the preferred shares were not assumed to be converted into common shares for diluted earnings per share and the related dividends paid to the preferred shareholders were deducted from net income to calculate the earnings available to common

2019 Proxy Statement A-1

EXHIBIT A

shareholders. As a result of the non-GAAP Shave Care impairment adjustment, these instruments are dilutive for non-GAAP core earnings per share.
•	Gain on Dissolution of the PGT Healthcare Partnership: The Company dissolved our PGT Healthcare partnership, a venture between the Company and Teva Pharmaceuticals Industries, Ltd (Teva) in the OTC consumer healthcare business during the year ended June 30, 2019. The transaction was accounted for as a sale of the Teva portion of the PGT business; the company recognized an after-tax gain on the dissolution of $353 million.

We do not view the above items to be part of our sustainable results, and their exclusion from core earnings measures provides a more comparable measure of year-on-year results

Organic sales growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of the July 1, 2018 adoption of new accounting standards for “Revenue from Contracts with Customers”, the India Goods & Services Tax changes for fiscal 2018, acquisitions, divestitures and foreign exchange from year-over-year comparisons. We believe this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis.

Adjusted free cash flow and 3-year total adjusted free cash flow: Adjusted free cash flow is defined as operating cash flow less capital spending and excluding certain divestiture impacts (tax payments related to certain divestitures) and the tax payments related to the transitional tax resulting from the U.S. Tax Act (the Company incurred a transitional tax liability of approximately $3.8 billion from the U.S. Tax Act, which is payable over a period of 8 years). Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion. We view adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investments. 3-year total adjusted free cash flow is sum of the adjusted free cash flows over the specified period.

Adjusted free cash flow productivity and 3-year total adjusted free cash flow productivity: Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding the fiscal 2019 Shave Care impairment and gain on dissolution of the PGT Healthcare partnership, the fiscal 2018 transitional impact of the U.S. Tax Act, the losses on early debt extinguishment in fiscal 2018 and 2017 and the fiscal 2017 gain on the sale of the Beauty Brands business. We view adjusted free cash flow productivity as a useful measure to help investors understand P&G’s ability to generate cash. Adjusted free cash flow productivity is used by management in making operating decisions, allocating financial resources and for budget planning purposes. The Company’s long-term target is to generate annual adjusted free cash flow productivity at or above 90 percent. 3-year total adjusted free cash flow productivity is the ratio of 3-year adjusted cash flow to 3-year net earnings excluding the specified adjustments.

Constant currency core before-tax operating profit and 3-year compound annual growth rate (CAGR): Constant currency core before-tax operating profit is a measure of the Company’s operating profit adjusted to exclude foreign exchange impact and other items as indicated. Management believes this non-GAAP measure provides a supplemental perspective to the Company’s operating efficiency over time. Constant currency core before-tax operating profit 3-year compound annual growth rate (CAGR) is the annualized average rate of growth between specified years.

Core EPS and 3-year compound annual growth rate (CAGR): Core EPS is a measure of the Company’s diluted net earnings per share from continuing operations adjusted as indicated. Management views this non-GAAP measure as a useful supplemental measure of Company performance over time. The tables below provide a reconciliation of diluted net earnings per share to Core EPS. Core EPS 3-year compound annual growth rate (CAGR) is the annualized average rate of growth between specified years.

A-2 The Procter & Gamble Company

EXHIBIT A

Organic Sales Growth

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact /Other*	Organic Sales Growth
FY 2018-19	1.3%	3.6%	0.2%	5.1%
FY 2017-18	2.7%	(1.8)%	0.4%	1.3%
FY 2016-17	(0.4)%	2.0%	0.4%	2.0%
3 Year Compound Annual Growth Rate				2.8%

*Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures, the impact from the July 1, 2018 adoption of a new accounting standard for “Revenue from Contracts with Customers”, the India Goods & Services Tax changes for fiscal 2018 and rounding impacts necessary to reconcile net sales to organic sales.

Adjusted Free Cash Flow

	Operating Cash Flow	Capital Spending	Adjustments to Operating Cash Flow(1)	Adjusted Free Cash Flow
FY 2018-19	$15,242	($3,347)	$235	$12,130
FY 2017-18	14,867	(3,717)	0	11,150
FY 2016-17	12,753	(3,384)	418	9,787
Three Year Total	$42,862	($10,448)	$653	$33,067

(1) Adjustments to Operating Cash Flow relate to tax payments for the transitional tax resulting from the U.S. Tax Act in fiscal 2019 and tax payments for the Beauty Brands divestiture in fiscal 2017.

Adjusted Free Cash Flow Productivity

	Adjusted Free Cash Flow	Net Earnings	Adjustments to Net Earnings(1)	Net Earnings Excluding Adjustments	Adjusted Free Cash Flow Productivity
FY 2018-19	$12,130	$3,966	$7,625	$11,591	105%
FY 2017-18	11,150	9,861	845	10,706
FY 2016-17	9,787	15,411	(4,990)	10,421
Three Year Total	$33,067	$29,238	$3,480	$32,718	101%

(1) Adjustments to Net Earnings relate to the Shave Care impairment charges and the gain on the dissolution of the PGT Healthcare partnership in fiscal 2019, the transitional impacts of the U.S. Tax Act in fiscal 2018, the losses on early extinguishment of debt in fiscal 2018 and 2017 and the gain on the sale of the Beauty Brands business in fiscal 2017.

2019 Proxy Statement A-3

EXHIBIT A

Constant Currency Core Before-Tax Operating Profit 3 Year CAGR

	FY 2018-19	FY 2017-18
Before-Tax Operating Profit	$5,487	$13,363
Incremental Restructuring	403	725
Shave Care Impairment	8,345
Rounding	1
Core Before-Tax Operating Profit	14,236	14,088
Currency impact	1,195
Constant Currency Core Before-Tax Operating Profit	15,431
Percentage change versus the prior period	9.5%

	FY 2017-18(1)	FY 2016-17(1)
Before-Tax Operating Profit	$13,711	$13,955
Incremental Restructuring	739	399
Core Before-Tax Operating Profit	14,450	14,354
Currency impact	(145)
Constant Currency Core Before-Tax Operating Profit	14,305
Percentage change versus the prior period	(0.3)%

	FY 2016-17(1)	FY 2015-16(1)
Before-Tax Operating Profit	$13,955	$13,441
Incremental Restructuring	399	593
Charges for European Legal Matters		13
Core Before-Tax Operating Profit	14,354	14,047
Currency impact	532
Constant Currency Core Before-Tax Operating Profit	14,886
Percentage change versus the prior period	6.0%
3 Year Compound Annual Growth Rate		5.0%

(1) The growth rate for FY 2017-18 and FY2016-17 is calculated based on as reported data prior to the July 1, 2018 retrospective adoption of ASU 2017-07, “Compensation-Retirement Benefits”. The growth rate for FY2018-19 reflects revised balances after the adoption of ASU 2017-17.

A-4 The Procter & Gamble Company

EXHIBIT A

Core EPS Growth

	FY 2018-19	FY 2017-18
Diluted Net Earnings Per Share attributable to P&G	$1.43	$3.67
Incremental Restructuring	0.13	0.23
Shave Care Impairment	3.03
Anti-Dilutive Impacts	0.06
Gain on Dissolution of PGT Healthcare Partnership	(0.13)
Early Debt Extinguishment Charges		0.09
Transitional Impacts of the U.S. Tax Act		0.23
Core EPS	$4.52	$4.22
Percentage change vs. prior period	7%

Note—All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Core EPS 3 Year CAGR

	FY 2018-19	FY 2017-18	FY 2016-17	FY 2015-16
Diluted Net Earnings Per Share from Continuing Operations, attributable to P&G	$1.43	$3.67	$3.69	$3.49
Incremental Restructuring	0.13	0.23	0.10	0.18
Transitional Impact of the U.S. Tax Act	—	0.23	—	—
Early Debt Extinguishment Charges	—	0.09	0.13	—
Shave Care Impairment	3.03	—	—	—
Anti-Dilutive Impacts	0.06	—	—	—
Gain on Dissolution of PGT Healthcare Partnership	(0.13)	—	—	—
Core EPS	$4.52	$4.22	$3.92	$3.67
3 Year Compound Annual Growth Rate	7.2%

Note—All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

2019 Proxy Statement A-5

EXHIBIT B

EXHIBIT B

The Procter & Gamble Company Audit Committee Policies

I. Guidelines for Pre-Approval of Independent Auditor Services

The Audit Committee (the “Committee”) has adopted the following guidelines regarding the engagement of the Company’s independent auditor to perform services for the Company:

A.

For audit services (including statutory audit engagements as required under local country laws), the independent auditor will provide the Committee with an engagement letter during the fourth quarter of each fiscal year outlining the scope of the audit services proposed to be performed during the coming fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee.

B.	The independent auditor will submit to the Committee for approval an audit services fee proposal with the engagement letter.

C.

For non-audit services, Company management will submit to the Committee for approval the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Committee will approve both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

D.

To ensure prompt handling of unexpected matters, the Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Committee at the next Committee meeting.

E.

The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee. The Vice President of Internal Controls will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

2019 Proxy Statement B-1

EXHIBIT C

EXHIBIT C

The Procter & Gamble 2019 Stock and Incentive Compensation Plan

ARTICLE 1 ESTABLISHMENT, PURPOSE AND DURATION

1.1 Establishment. The Procter & Gamble Company, an Ohio corporation (the “Company”), hereby establishes an incentive compensation plan to be known as The Procter & Gamble 2019 Stock and Incentive Compensation Plan (the “Plan”), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock Units, Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3.

1.2 Purpose of this Plan. The purposes of the Plan are to strengthen the alignment of interests between those Employees of the Company and its Subsidiaries who are largely responsible for the success of the business as well as Non-employee Directors and the Company’s shareholders through ownership behavior and the increased ownership of shares of the Company’s common stock, and to encourage Plan Participants to remain in the employ of the Company and its Subsidiaries.

1.3 Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

ARTICLE 2 DEFINITIONS

Whenever used in this Plan, the following capitalized terms shall have the meanings set forth below.

“Annual Award Limits” have the meaning set forth in Section 4.4.

“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock Units, Cash-Based Awards or Other Stock-Based Awards, in each case subject to the terms of this Plan.

“Award Agreement” means either (i) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee shall have the exclusive authority to determine the terms of an Award Agreement evidencing an Award granted under this Plan, subject to the provisions herein. The terms of an Award Agreement need not be uniform among all Participants or among similar types of Awards.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 12.

“Cause” for purposes of this Plan only means, unless otherwise specified in an Award Agreement, any one of the following:

(a) Participant’s conviction of or plea of guilty or nolo contendere, or no contest, to a felony;

(b) Participant’s willful misconduct;

(c) Participant’s violation of a material written Company policy; or

(d) Participant’s willful and continued failure or refusal to substantially perform essential job functions.

“Change in Control” means the occurrence of one or more of the following events:

(a) The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 20% of either (A) the then-outstanding Shares (“Outstanding Company Common

2019 Proxy Statement C-1

EXHIBIT C

Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2.8(a) the following acquisitions shall not constitute a Change in Control:

(i) any acquisition by the Company,

(ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company,

(iii) any acquisition by any entity controlled by the Company, or

(iv) any acquisition by any entity pursuant to a transaction that complies with Sections 2.8(c)(i), (ii) and (iii).

(e) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(f) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company and/or any entity controlled by the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any entity controlled by the Company (each, a “Business Combination”), in each case, provided, however, that, for purposes of this Section 2.8(c) a Business Combination shall not constitute a Change in Control if following such Business Combination:

(i) all or substantially all of the individuals and entities that were the beneficial owners (within the meaning of Rule 13d-3 under the Exchange Act) of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; and

(ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination; and

(iii) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

(g) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include any applicable regulations thereunder and any successor or similar provision.

“Commission” means the Securities and Exchange Commission.

C-2 The Procter & Gamble Company

EXHIBIT C

“Committee” means the Compensation & Leadership Development Committee of the Board or a subcommittee thereof or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. The Committee shall be constituted to comply with the requirements of Rule 16b-3 promulgated by the Commission under the Exchange Act, or such rule or any successor rule thereto which is in effect from time to time, and any applicable listing or governance requirements of any securities exchange on which the Company’s common shares are listed.

“Company” means The Procter & Gamble Company and any successor thereto as provided in Section 21.19.

“Director” means any individual who is a member of the Board of Directors of the Company.

“Dividend Equivalent” has the meaning set forth in Article 14.

“Effective Date” has the meaning set forth in Section 1.1.

“Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or the Subsidiary on its payroll records. An Employee shall not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common- law employee of the Company or Subsidiary during such period. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company, between the Company and any Subsidiaries, or between Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave, any Incentive Stock Option held by a Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto and the rules and regulations promulgated thereto.

“Fair Market Value” means, as applied to a specific date, the price of a Share that is based on the opening, closing, actual, high, low or average selling prices of a Share reported on any established stock exchange or national market system including without limitation the New York Stock Exchange and the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise or unless otherwise specified in an Award Agreement, Fair Market Value shall be deemed to be equal to the closing price of a Share on the most recent date on which Shares were publicly traded.

“Good Reason” means the occurrence, during the two-year period commencing on the date of a Change in Control, of any of the following without a Participant’s written consent, in each case, when compared to the arrangements in effect immediately prior to the Change in Control:

(a) a material reduction in the Participant’s total compensation (defined as the sum of base salary, target annual bonus, and target long-term incentive award);

(b) a material diminution in the Participant’s duties, responsibilities or authority; or

(c) a relocation of more than 50 miles from the Participant’s principal office location.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 8.

2019 Proxy Statement C-3

EXHIBIT C

“Incentive Stock Option” or “ISO” means an Option granted pursuant to Article 7 that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422 or any successor provision.

“Non-employee Director” means a Director who is not an Employee.

“Nonqualified Stock Option” means an Award granted pursuant to Article 7 that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

“Option” means an Award granted pursuant to Article 7, which Award may be an Incentive Stock Option or a Nonqualified Stock Option.

“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan that is granted pursuant to Article 12.

“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

“Performance Stock Unit” means an Award granted pursuant to Article 11.

“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, in its discretion) as provided in Articles 9 and 10.

“Person” shall have the meaning ascribed to such term in Section 3(a) (9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means The Procter & Gamble Company 2019 Stock and Incentive Compensation Plan, as the same may be amended from time to time.

“Prior Plans” means The Procter & Gamble 2014 Stock and Incentive Compensation Plan, The Procter & Gamble 2009 Stock and Incentive Compensation Plan, and The 2003 Non-Employee Directors’ Stock Plan.

“Restricted Stock” means an Award granted pursuant to Article 9.

“Restricted Stock Unit” or “RSU” means an Award granted pursuant to Article 10.

“Retirement” means retirement in accordance with the provisions of any applicable retirement plan of the Company or any of its Subsidiaries as determined in the sole discretion of the Committee or its delegate. If, in the judgement of the Committee or its delegate, the meaning of Retirement under any applicable retirement plan is not determinable, then the meaning of Retirement shall be determined in the sole discretion of the Committee or its delegate.

“Share” means a share of common stock of the Company.

“Stock Appreciation Right” or “SAR” means an Award granted pursuant to Article 8.

“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than 50% by reason of stock ownership or otherwise. In addition, the Board may designate for participation in the Plan as a “Subsidiary” those additional companies affiliated with the Company in which the Company’s direct or indirect interest is less than 50%, provided, however, that such designation shall not be permitted for the granting of Incentive Stock Options and such designation shall not include a company with respect to which the Company is not an “eligible issuer of service recipient stock” within the meaning of the regulations under Code Section 409A.

“Termination of Employment” means the termination of the Participant’s employment with the Company and the Subsidiaries, regardless of the reason for the termination of employment. With respect to any Award that is subject to Code Section 409A, Termination of Employment shall mean a “separation from service” as defined in Code Section 409A.

“Termination of Directorship” means the time when a Non-employee Director ceases to be a Non-employee Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected,

C-4 The Procter & Gamble Company

EXHIBIT C

death or retirement. With respect to any Award that is subject to Code Section 409A, Termination of Directorship shall mean a “separation from service” as defined in Code Section 409A.

ARTICLE 3 ADMINISTRATION

3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such individuals. The Committee may also establish regulations, provisions, and procedures within the terms of the Plan, as may, in its sole discretion, be advisable for the administration and operation of the Plan. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company or Subsidiary, and all other interested individuals.

3.2 Authority of the Committee. Subject to any express limitations set forth in the Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:

(a) To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award and the number of Shares subject to an Award;

(b) To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(c) To approve forms of Award Agreements for use under the Plan;

(d) To determine Fair Market Value of a Share in accordance with the definition of “Fair Market Value” in Article 2 of the Plan;

(e) To amend the Plan or any Award Agreement as provided in the Plan;

(f) To adopt sub-plans and/or special provisions applicable to Awards regulated by the laws of a jurisdiction other than the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern;

(g) To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Board;

(h) To determine whether Awards will be settled in Shares, cash or in any combination thereof;

(i) To determine whether Awards will provide for Dividend Equivalents;

(j) To establish a program whereby Participants designated by the Committee may reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(k) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any sales or other subsequent transfers of any Shares by a Participant, including, without limitation, restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(l) To authorize the Company to charge a reasonable administrative fee for the exercise of any Option; and

(m) To waive the requirements of Article 6 at the time an Award is granted.

3.3 Delegation. To the extent permitted by law, the Committee may delegate to the Secretary of the Company or other employees of the Company the duties or powers it may deem advisable to assist the Committee in the

2019 Proxy Statement C-5

EXHIBIT C

administration and operation of the Plan and may grant authority to such persons to execute documents on behalf of the Committee. To the extent permitted by applicable law, the Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an officer (as defined in Rule 16a-1(f)) of the Exchange Act; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

ARTICLE 4 SHARES SUBJECT TO THIS PLAN AND MAXIMUM AWARDS

4.1 Number of Shares Authorized and Available for Awards. Subject to adjustment as provided under the Plan, the total number of Shares that are available for Awards under this Plan shall be 150,000,000 Shares plus any Shares that are available for Awards under The Procter & Gamble 2014 Stock and Incentive Compensation Plan as of the Effective Date. No further Awards may be granted under the Prior Plans as of the Effective Date.

4.2 Share Usage. The Committee shall determine the method for calculating the number of Shares available for grant under the Plan, subject to the following:

(a) all Options and Stock Appreciation Rights shall be counted against Shares available on a one for one basis;

(b) all full value Awards to be settled in Shares shall be counted as 5 Shares for each Share awarded;

(c) except as provided in clause (d), any Shares that are related to an Award granted under this Plan or Prior Plans that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares, are settled in cash in lieu of Shares, or is exchanged with the Committee’s permission, prior to the issuance of Shares, for an Award not involving Shares shall be available again for grant under this Plan;

(d) any Award Shares tendered, exchanged or withheld to cover Option exercise costs, any Award Shares withheld to cover taxes, and all Shares underlying an Award of Stock Appreciation Rights once such Stock Appreciation Rights are exercised, shall be taken into account as Shares issued under this Plan; and

(e) any Award Shares granted by the Company in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, shall not reduce the maximum aggregate number of Shares available for issuance under the Plan (to the extent permitted under applicable stock exchange rules), and available shares of stock under a shareholder-approved stock compensation plan of any such acquired company or company with which the Company or a Subsidiary combines (as adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the number of Shares available under the Plan (to the extent permitted by applicable stock exchange rules).

4.3 Shares Subject to Use Under the Plan. The source of the Shares to be delivered by the Company upon exercise or payment of any Award shall be determined by the Committee and may consist, in whole or in part, of authorized but unissued Shares, treasury Shares, or Shares acquired in the open market. In the case of redemption of SARs by one of the Company’s Subsidiaries, such Shares shall be Shares acquired by that Subsidiary.

4.4 Annual Award Limits. Awards under the Plan shall be subject to the following Annual Award Limits, subject to any adjustment under Section 4.5. The maximum number of Shares with respect to which Options or other Awards may be granted to any Non-employee Director in any calendar year shall not exceed 10,000. The maximum number of Shares with respect to which Options or SARs may be granted to any Employee who is a Participant in any calendar year shall be 2,000,000 Shares. For any Awards other than Options or SARs and that are denominated in Shares, the maximum aggregate number of Shares that may be delivered pursuant to such Awards granted in any calendar year shall be 400,000 Shares for any Employee who is a Participant. For any Awards that are denominated in cash, the maximum aggregate amount of cash that may be paid with respect to all such Awards granted in any calendar year shall be $20,000,000 for any Employee who is a Participant.

C-6 The Procter & Gamble Company

EXHIBIT C

4.5 Adjustments in Authorized Shares. Adjustments in authorized Shares available for issuance under the Plan or under an outstanding Award and adjustments in Annual Award Limits shall be subject to the following provisions:

(a) In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, extraordinary cash dividend or any other similar corporate event or transaction (“Corporate Transaction”), the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, (i) the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, (ii) the number and kind of Shares subject to outstanding Awards, (iii) the Option Price or Grant Price applicable to outstanding Awards, and (iv) the Annual Award Limits and other value determinations applicable to outstanding Awards. The Committee, in its discretion, shall determine the methodology or manner of making such substitution or adjustment.

(b) In addition to the adjustments permitted under paragraph (a) above, the Committee, in its sole discretion, may make such other adjustments or modifications in the terms of any Awards that it deems appropriate to reflect any Corporate Transaction, including, but not limited to, modifications of performance goals and changes in the length of performance periods, provided that no such adjustment or modification shall have the effect of materially and adversely reducing Participant’s rights and opportunities with respect to outstanding Awards.

(c) The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

ARTICLE 5 ELIGIBILITY AND PARTICIPATION

5.1 Eligibility to Receive Awards. Individuals eligible to participate in this Plan include all Employees and Non-employee Directors.

5.2 Participation in the Plan. Subject to the provisions of this Plan, the Committee may, from time to time, select from all individuals eligible to participate in the Plan:

(a) Non-employee Directors, and

(b) those Employees who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial manner to the success of the Company and its Subsidiaries,

to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

ARTICLE 6 RESTRICTIONS AND COVENANTS

6.1 Participant Obligations. In addition to such other conditions as may be established by the Committee, in consideration of the granting of an Award under the terms of the Plan, each Employee who is a Participant agrees as follows. Notwithstanding the foregoing, at any time during which a Participant resides in California, (i) Sections 6.1(a), (b), and (c) shall not apply to such Participant, and (ii) Section 6.1(d) shall not apply to such Participant to the extent that it would impose restrictions similar to Sections 6.1(b) and (c) following the Participant’s Termination of Employment. Also, notwithstanding the foregoing, at any time during which a Participant resides in Massachusetts, Section 6.1(b) shall apply, but shall be limited to a period of one (1) year following the date of the Participant’s Termination of Employment.

(a) The right to exercise any Option or Stock Appreciation Right shall be conditional upon certification by the Participant at time of exercise whether the Participant either intends to remain in the employ of the Company or one of its Subsidiaries for at least one (1) year following the date of exercise of the Option or SAR or intends to leave the Company or one of its Subsidiaries within one (1) year following the date of exercise of the Option or SAR, but has no intention to engage in any activity that would violate the non-compete provisions of Article 6.

(b) To better protect the goodwill of the Company and its affiliates and Subsidiaries and to prevent the disclosure of the Company’s or its affiliates’ or Subsidiaries’ confidential and proprietary trade secret

2019 Proxy Statement C-7

EXHIBIT C

information and thereby help ensure the long-term success of the business, the Participant, without prior written consent of the Chief Human Resources Officer and Chief Legal Officer of the Company, will not engage in any activity or provide any services, whether as a director, owner (other than as a passive investor holding less than 5% of an enterprise), manager, supervisor, employee, adviser, consultant or otherwise, for a period of two (2) years following the date of the Participant’s Termination of Employment, in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of the Company or its affiliates or Subsidiaries (including both existing products as well as products known to the Participant, as a consequence of the Participant’s employment with the Company or one of its affiliates or Subsidiaries, to be in development) in any jurisdiction throughout the world, it being acknowledged that the Company’s business activities are global in nature:

(i) with respect to which the Participant’s work has been directly concerned at any time during the two (2) years preceding Termination of Employment, or

(ii) with respect to which the Participant, as a consequence of the Participant’s job performance and duties, acquired knowledge of confidential and proprietary trade secret information of the Company or its affiliates or Subsidiaries.

For purposes of this Section 6.1(b), it shall be conclusively presumed that Participants have knowledge of information they were directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(c) To better protect the Company’s investment in its employees and to ensure the long-term success of the business, the Participant, without prior written consent of the Company, will not attempt, directly or indirectly, to induce any employee of the Company or its affiliates or Subsidiaries to be employed or perform services elsewhere or attempt directly or indirectly to solicit the trade or business of any customer or partner of the Company or its affiliates or Subsidiaries for a period of five (5) years following the date of the Participant’s Termination of Employment.

(d) Subject to the provisions of Section 6.1(h), because a main purpose of the Plan is to strengthen the alignment of interests between employees of the Company (including all affiliates and Subsidiaries) and its shareholders to ensure the continued success of the Company, the Participant will not take any action that is significantly contrary to the best interests of the Company or its affiliates or Subsidiaries. For purposes of this Section 6.1(d), an action taken “significantly contrary to the best interests of the Company or its affiliates or Subsidiaries” includes without limitation any action taken or threatened by the Participant that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of the Company or any affiliate or Subsidiary.

(e) Subject to the provisions of Section 6.1(h), the provisions of this Article 6 are not in lieu of, but are in addition to, the continuing obligation of the Participant (which the Participant acknowledges by accepting any Award under the Plan) to not use or disclose the Company’s or its affiliates’ or Subsidiaries’ confidential and proprietary trade secret information known to the Participant until any particular confidential and proprietary trade secret information becomes generally known (through no fault of the Participant), whereupon the restriction on use and disclosure shall cease as to that item. Information regarding products in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Company or one of its affiliates or Subsidiaries is considering for broader use, shall not be deemed generally known until such broader use is actually commercially implemented. As used in this Article 6, “generally known” means known throughout the domestic U. S. industry or, in the case of Participants who have job responsibilities outside of the United States, the appropriate foreign country or countries’ industry.

(f) Subject to the provisions of Section 6.1(h), by acceptance of any Award granted under the terms of the Plan, the Participant acknowledges that if the Participant were, without authority, to use or disclose the Company’s or any of its affiliates’ or Subsidiaries’ confidential and proprietary trade secret information or threaten to do so or violate or threaten to violate any other covenant of this Article 6, the Company or one of its affiliates or

C-8 The Procter & Gamble Company

EXHIBIT C

Subsidiaries would be entitled to injunctive and other appropriate relief to prevent the Participant from doing so. The Participant acknowledges that the harm caused to the Company by the breach or anticipated breach of this Article 6 is by its nature irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. The Participant consents that any interim or final equitable relief entered by a court of competent jurisdiction shall, at the request of the Company or one of its affiliates or Subsidiaries, be entered on consent and enforced by any court having jurisdiction over the Participant, without prejudice to any rights either party may have to appeal from the proceedings which resulted in any grant of such relief.

(g) Subject to the provisions of Section 6.1(h), the Participant acknowledges that if the Participant is subject to the Company’s Executive Officer Recoupment Policy or any successor policy, then such policy applies with respect to Awards under this Plan and is in addition to all other restrictions and remedies set forth in this Article 6.

(h) Notwithstanding the requirements of confidentiality contained in this Article 6, the federal Defend Trade Secrets Act of 2016 immunizes the Participant against criminal and civil liability under federal or state trade secret laws for Participant’s disclosure of trade secrets that is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney solely for the purpose of reporting or investigating a suspected violation of law; (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal; or (iii) to the Participant’s attorney for use in a lawsuit alleging retaliation for reporting a suspected violation of law, provided that any document containing the trade secret is filed under seal and Participant does not otherwise disclose the trade secret, except pursuant to court order. Additionally, nothing contained in this Article 6 prohibits the Participant from: (1) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity, including but not limited to the U.S. Department of Justice, the U.S. Securities and Exchange Commission, the U.S. Congress, or any agency Inspector General; (2) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; or (3) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange Commission and/or the Occupational Safety and Health Administration. The Participant does not need prior authorization from the Company to make any such reports or disclosures, and is not required to notify the Company about such disclosures.

(i) If any of the provisions contained in this Article 6 shall for any reason, whether by application of existing law or law which may develop after the Participant’s acceptance of an Award under the Plan be determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, the Participant agrees to join the Company or any of its affiliates or Subsidiaries in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then applicable law. If any one or more of the terms, provisions, covenants, or restrictions of this Article 6 shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants, and restrictions of this Article 6 shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

6.2 Remedies. The Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant is not in compliance with all terms and conditions set forth in the Plan, including this Article 6. By acceptance of any Award granted under the terms of the Plan, the Participant acknowledges that the remedies outlined in this Section 6.2 and in Section 6.3 below are in addition to any remedy the Company or any affiliate or Subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief. The Participant further acknowledges that, consistent with Section 6.1(f) above, a breach or anticipated breach of any covenant in this Article 6 will result in irreparable injury to the Company or one of its affiliates or Subsidiaries, for which there is no adequate remedy at law, and that the Company or one of its affiliates or Subsidiaries shall be entitled to obtain from a court of competent jurisdiction a temporary restraining order, a preliminary injunction, and/or a permanent injunction, without proof of actual damages or posting a bond. If a Participant is not in compliance with all terms and conditions set forth in the Plan, including this Article 6, and if litigation or other formal action is required to enforce the Plan, the Company shall be entitled to record its reasonable costs and attorneys’ fees from the Participant if the Company is the prevailing

2019 Proxy Statement C-9

EXHIBIT C

party. The Participant agrees that the Company will be considered the prevailing party for purposes of awarding costs and attorneys’ fees if the Company obtains any form of partial or complete injunctive relief, whether temporary, preliminary or otherwise.

6.3 Repayment Obligations. Upon exercise, payment or delivery of an Award, the Participant shall certify in a manner acceptable to the Company that he or she has complied with the terms and conditions of the Plan. In the event a Participant fails to comply with any provision in this Article 6 at any time before or after exercise, payment or delivery of an Award, the Participant shall repay to the Company the net proceeds of any exercises, payments or deliveries of Awards which occur at any time after the earlier of the following two dates: (a) the date three (3) years immediately preceding any such violation; or (b) the date six (6) months prior to the Participant’s Termination of Employment. The Participant shall repay to the Company the net proceeds in such manner and on such terms and conditions as may be required by the Company, and the Company shall be entitled to set-off against the amount of any such net proceeds any amount owed to the Participant by the Company, to the extent that such set-off is not inconsistent with Code Section 409A. For purposes of this paragraph, “net proceeds” shall mean (1) for each Option or SAR exercise, the difference between the Option Price and the greater of (i) the price of Shares on the date of exercise or (ii) the amount realized upon the disposition of the underlying Shares, less any applicable taxes withheld by the Company; (2) for RSUs or Performance Stock Units, the greater of (i) the number of net Shares delivered to the Participant multiplied by the closing price of Shares on the date of delivery or (ii) the amount realized upon the disposition of the number of net Shares delivered, in either case less any applicable taxes withheld by the Company; (3) for Restricted Stock, the greater of (i) the number of net Shares retained by, or delivered to, the Participant after any restrictions lapse multiplied by the closing price of Shares on the date the restrictions lapse or (ii) the amount realized upon the disposition of the number of net Shares delivered, in either case less any applicable taxes withheld by the Company; and (4) for all other Awards, the value of Shares or cash delivered to the Participant less any applicable taxes withheld by the Company.

6.4 Suspension of Exercise. The Company reserves the right from time to time to suspend the exercise of any Award, where such suspension is deemed by the Company as necessary or appropriate for corporate purposes. No such suspension shall extend the life of the Option or Stock Appreciation Right beyond its expiration date, and in no event will there be a suspension in the five (5) calendar days immediately preceding the expiration date.

ARTICLE 7 STOCK OPTIONS

7.1 Grant of Options. Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion. Each grant of an Option shall be evidenced by an Award Agreement which shall specify whether the Option is in the form of a Nonqualified Stock Option or an Incentive Stock Option.

7.2 Option Price. The Option Price for each grant of an Option shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement evidencing such Option; provided, however, the Option Price must be at least equal to 100% of the Fair Market Value of a Share as of the Option’s Grant Date, subject to adjustment as provided for under Section 4.5.

7.3 Term of Option. The term of an Option granted to a Participant shall be determined by the Committee, in its sole discretion; provided, however, no Option shall be exercisable later than the tenth anniversary of the Grant Date.

7.4 Exercise of Option. An Option shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant, except that no Option shall be exercisable within one (1) year from its Grant Date, except in the case of the death of the Participant.

7.5 Notice of Exercise. An Option shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised.

C-10 The Procter & Gamble Company

EXHIBIT C

7.6 Payment of Option Price. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any exercised Option shall be payable to the Company in accordance with one of the following methods:

(a) In cash or its equivalent;

(b) By a cashless (broker-assisted) exercise;

(c) By any combination of (a) and (b); or

(d) Any other method approved or accepted by the Committee in its sole discretion.

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or Shares, as applicable.

7.7 Special Rules Regarding ISOs. Notwithstanding any provision of the Plan to the contrary, an Option granted in the form of an ISO to a Participant shall be subject to the following rules. An ISO may be granted solely to eligible Employees of the Company, a parent corporation, or a subsidiary, as defined in Code Section 422. An Award Agreement evidencing the grant of an ISO shall specify that such grant is intended to be an ISO. The Option Price for each grant of an ISO must be at least equal to 100% of the Fair Market Value of a Share as of the ISO’s Grant Date (in the case of 10% owners, within the meaning of Code Section 422, the Option Price may not be not less than 110% of such Fair Market Value), subject to adjustment provided for under Section 4.5. Any ISO granted to a Participant shall be exercisable during his or her lifetime solely by such Participant. The period during which a Participant may exercise an ISO shall not exceed ten years (five years in the case of a Participant who is a 10% owner within the meaning of Code Section 422) from its Grant Date. To the extent that the aggregate Fair Market Value of (a) the Shares with respect to which Options are designated as ISOs plus (b) the shares of stock of the Company, parent corporation and subsidiary with respect to which other ISOs are exercisable for the first time by a holder of such ISOs during any calendar year under all plans of the Company, any parent corporation, and any subsidiary exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other ISO is granted. No more than 100,000,000 Shares shall be available under this Plan for delivery with respect to ISOs. No ISO may be granted more than ten years after the earlier of (a) adoption of this Plan by the Board and (b) the Effective Date. No ISO may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided, however, that at the discretion of the Committee, an ISO may be transferred to a grantor trust under which the Participant making the transfer is the sole beneficiary.

ARTICLE 8 STOCK APPRECIATION RIGHTS

8.1 Grant of SARs. SARs may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion. Each grant of SARs shall be evidenced by an Award Agreement.

8.2 Grant Price. The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement evidencing the SAR; provided, however, the Grant Price must be at least equal to 100% of the Fair Market Value of a Share as of the Grant Date, subject to adjustment as provided for under Section 4.5.

8.3 Term of SAR. The term of an SAR granted to a Participant shall be determined by the Committee, in its sole discretion; provided, however, no SAR shall be exercisable later than the tenth anniversary of the Grant Date.

8.4 Exercise of SAR. An SAR shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant, except that no SAR shall be exercisable within one (1) year from its Grant Date, except in the case of the death of the Participant.

8.5 Notice of Exercise. An SAR shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the SAR is to be exercised.

2019 Proxy Statement C-11

EXHIBIT C

8.6 Settlement of SARs. Upon the exercise of an SAR, pursuant to a notice of exercise properly completed and submitted to the Company in accordance with Section 8.5, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of (a) and (b) below:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price.

(b) The number of Shares with respect to which the SAR is exercised.

Payment shall be made in cash, Shares or a combination thereof as provided for under the applicable Award Agreement. In the case of the redemption of SARs by a Subsidiary of the Company not located in the United States, the redemption differential shall be calculated in United States dollars and converted to the appropriate local currency on the exercise date.

ARTICLE 9 RESTRICTED STOCK

9.1 Grant of Restricted Stock. Restricted Stock may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion. Each grant of Restricted Stock shall be evidenced by an Award Agreement.

9.2 Nature of Restrictions. Each grant of Restricted Stock shall subject to a Period of Restriction that shall lapse upon the satisfaction of such conditions and restrictions as are determined by the Committee in its sole discretion and set forth in an applicable Award Agreement. Such conditions or restrictions may include, without limitation, one or more of the following:

(a) Restrictions based upon the achievement of specific performance goals; and/or

(b) Time-based restrictions.

9.3 Voting and Dividend Rights. Unless otherwise determined by the Committee and set forth in a Participant’s applicable Award Agreement, to the extent permitted or required by law, as determined by the Committee, a Participant holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares and the right to receive dividends declared on those Shares during the Period of Restriction provided, however, that in the case of an Award as to which vesting depends upon the satisfaction of one or more performance conditions, such dividends shall be subject to the same performance conditions as the underlying Award.

ARTICLE 10 RESTRICTED STOCK UNITS

10.1 Grant of Restricted Stock Units. Restricted Stock Units may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion. A grant of a Restricted Stock Unit or Restricted Stock Units shall not represent the grant of Shares but shall represent a promise to deliver a corresponding number of Shares or the value of each Share based upon the completion of service, performance conditions, or such other terms and conditions as specified in the applicable Award Agreement over the Period of Restriction. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement.

10.2 Nature of Restrictions. Each grant of Restricted Stock Units shall be subject to a Period of Restriction that shall lapse upon the satisfaction of such conditions and restrictions as are determined by the Committee in its sole discretion and set forth in an applicable Award Agreement. Such conditions or restrictions may include, without limitation, one or more of the following:

(a) Restrictions based upon the achievement of specific performance goals; and/or

(b) Time-based restrictions.

10.3 Voting and Dividend Rights. A Participant shall have no voting or dividend rights with respect to any Restricted Stock Units granted hereunder or the Shares corresponding to any Restricted Stock Units granted hereunder prior to such Shares being delivered to the Participant. A Participant may have a right to Dividend Equivalents based upon the terms of the Award pursuant to Article 14.

10.4 Settlement and Payment of Restricted Stock Units. Unless otherwise determined by the Committee, Restricted Stock Units shall be paid in the form of Shares upon the date specified in the Award Agreement. Any

C-12 The Procter & Gamble Company

EXHIBIT C

Shares paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee.

ARTICLE 11 PERFORMANCE STOCK UNITS

11.1 Grant of Performance Stock Units. Performance Stock Units may be granted to Participants in such number, and upon such terms and at any time and from time to time as shall be determined by the Committee, in its sole discretion. A grant of Performance Stock Units shall not represent the grant of Shares but shall represent a promise to deliver Shares or cash based on the satisfaction of performance and, if applicable, service conditions. Each grant of Performance Stock Units shall be evidenced by an Award Agreement.

11.2 Earning of Performance Stock Units. After the applicable performance period has ended, the number of Performance Stock Units earned by the Participant over the performance period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee.

11.3 Voting and Dividend Rights. A Participant shall have no voting or dividend rights with respect to any Performance Stock Units granted hereunder or the Shares corresponding to any Performance Stock Units granted hereunder prior to such Shares being delivered to the Participant. A Participant may have a right to Dividend Equivalents based upon the terms of the Award pursuant to Article 14.

11.4 Settlement and Payment of Performance Stock Units. Unless otherwise determined by the Committee, any earned Performance Stock Units shall be paid in the form of Shares following the close of the applicable performance period or at such other time as specified in the Award Agreement. Any Shares paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee.

ARTICLE 12 OTHER STOCK-BASED AWARDS AND CASH-BASED AWARDS

12.1 Grant of Other Stock-Based Awards and Cash-Based Awards.

(a) The Committee may grant Other Stock-Based Awards not otherwise described by the terms of this Plan to a Participant in such amounts and subject to such terms and conditions, as the Committee shall determine, in its sole discretion. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.

(b) The Committee may grant Cash-Based Awards not otherwise described by the terms of this Plan to a Participant in such amounts and subject to such terms and conditions, as the Committee shall determine, in its sole discretion.

(c) Each grant of Other Stock-Based Awards and Cash-Based Awards shall be evidenced by an Award Agreement, except to the extent determined by the Committee.

12.2 Value of Other Stock-Based Awards and Cash-Based Awards.

(a) Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee, in its sole discretion.

(b) Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

12.3 Payment of Other Stock-Based Awards and Cash-Based Awards. Payment, if any, with respect to Cash-Based Awards and Other Stock-Based Awards shall be made in accordance with the terms of the applicable Award Agreement, in cash, Shares or a combination of both as determined by the Committee in its sole discretion.

ARTICLE 13 VESTING

Each Award under this Plan shall be subject to a vesting period of at least one (1) year, provided, however, that this minimum vesting period shall not apply to (a) early vesting by reason of death or Change in Control, or (b) any Awards granted up to a maximum of five percent (5%) of the Shares available for issuance under the Plan. An

2019 Proxy Statement C-13

EXHIBIT C

Award made to a Non-employee Director with a vesting period at least equal to the period from the annual shareholders’ meeting at which the Award is granted to the next annual shareholders’ meeting shall be considered to have a vesting period of at least one (1) year. For the avoidance of doubt, any Awards that cease to be subject to a risk of forfeiture upon Retirement, involuntary termination, or another event, but that are not paid before the original vesting period of at least one (1) year has elapsed, shall be considered to be subject to a vesting period of at least one (1) year for purposes of this paragraph.

ARTICLE 14 DIVIDENDS AND DIVIDEND EQUIVALENTS

Except for Options and SARs, the Committee may grant Dividend Equivalents to a Participant based on the dividends declared on Shares that are subject to any Award granted to the Participant, with such Dividend Equivalents credited to the Participant as of the applicable dividend payment dates that occur during a period determined by the Committee. Dividend Equivalents shall be converted to and paid in cash or additional Shares or Awards by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, dividends and Dividend Equivalents with respect to any Award shall be subject to the same vesting and, if applicable, performance conditions as the underlying Award and shall be paid to a Participant at the same time as the underlying Award.

ARTICLE 15 TRANSFERABILITY OF AWARDS AND SHARES

15.1 Transferability of Awards. Except as provided in Section 15.2, during a Participant’s lifetime, Options and SARs shall be exercisable only by the Participant personally, or, in the event of legal incompetence of the Participant, by the Participant’s duly appointed legal guardian. Awards shall not be transferable other than by will or the laws of descent and distribution or, if permitted by the Plan Administrator and in the manner specified by the Plan Administrator, by designation of a death beneficiary; and any purported transfer in violation of this Section 15.1 shall be null and void.

15.2 Committee Action. Except as provided in Section 7.7, the Committee may, in its discretion, determine that notwithstanding Section 15.1, any Awards shall be transferable, without compensation to the transferor, to and exercisable by such transferees, and subject to such terms and conditions as the Committee may deem appropriate; provided, however, no Award may be transferred for value without shareholder approval.

15.3 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded or under any blue sky or state securities laws applicable to such Shares.

15.4 Transferability after Death of a Participant. For the purpose of exercising Options or Stock Appreciation Rights after the death of the Participant:

(a) the individuals to whom the Options or Stock Appreciation Rights have been transferred pursuant to Section 15.1 shall have the privilege of exercising remaining Options, Stock Appreciation Rights or parts thereof, whether or not exercisable on the date of death of such Participant, at any time prior to the expiration date of the Options or Stock Appreciation Rights; and

(b) the duly appointed executors and administrators of the estate of the deceased Participant shall have the same rights and obligations with respect to the Options and Stock Appreciation Rights as legatees or distributees would have after distribution to them from the Participant’s estate.

ARTICLE 16 TERMINATION OF EMPLOYMENT OR TERMINATION OF DIRECTORSHIP

16.1 Effect of Termination of Employment or Directorship Generally. Each Award Agreement evidencing the grant of an Award shall provide for the following:

(a) The extent to which a Participant shall vest in or forfeit such Award following the Participant’s Termination of Employment or Termination of Directorship, as applicable.

(b) With respect to an Award in the form of an Option or SAR, the extent to which a Participant shall have the right to exercise the Option or SAR following the Participant’s Termination of Employment or Termination of Directorship, as applicable.

C-14 The Procter & Gamble Company

EXHIBIT C

The foregoing provisions shall be determined in the sole discretion of the Committee, shall be included in each Award Agreement entered into with each Participant, need not be uniform among all Award Agreements and may reflect distinctions based on the reasons for termination.

16.2 Effect of Termination of Employment for Cause. In addition to the forfeiture events specified in the Award Agreements as authorized by Section 16.1 above, a Participant’s Termination of Employment or Directorship for Cause shall result in the forfeiture of the Participant’s outstanding Awards in accordance with the following:

(a) Any outstanding and non-vested Options, SARs, Restricted Stock, RSUs, Performance Stock Units, Cash-Based Awards and Other Stock-Based Awards granted to the Participant shall be forfeited as of the Participant’s Termination of Employment or Directorship; and

(b) Any vested and unexercised Options and SARs, vested but not settled RSUs, earned but not settled Performance Stock Units, and earned and/or vested Cash-Based Awards and Other Stock-Based Awards granted to the Participant shall be forfeited as of the Participant’s Termination of Employment or Directorship.

ARTICLE 17 EFFECT OF A CHANGE IN CONTROL

Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 17 shall apply in the event of a Change in Control:

17.1 Awards Assumed by Successor. Upon the occurrence of a Change in Control, any Award granted under the Plan that is Assumed (as defined in Section 17.2 below) by the entity effecting the Change in Control shall vest and be exercisable, if applicable, in accordance with the terms of the original grant unless, during the two (2) year period commencing on the date of the Change in Control:

(a) a Participant’s employment or directorship is involuntarily terminated for reasons other than for Cause; or,

(b) a Participant who is an Employee terminates his or her employment for Good Reason.

If clause (a) or (b) applies, the Award shall become fully vested and exercisable, if applicable, and any restrictions that apply to the Award shall lapse, and any performance-based Award shall be deemed to be satisfied based on actual performance through the date of the Participant’s termination if such performance is determinable in the judgement of the Committee, and based on target level performance if actual performance is not determinable. Notwithstanding the foregoing, with respect to any Award that is subject to Code Section 409A, if the Change in Control is not also a “change in control event” within the meaning of Section 409A , the payment shall be made on the date payment would have been made had the Termination of Employment or Termination of Directorship not occurred. For purposes of this Section 17.1, a Termination of Employment for Good Reason shall not be considered to be for Good Reason unless:

(a) the Participant has provided the Company with a written notice of his or her intent to terminate employment for Good Reason within sixty (60) days of the Participant becoming aware of the circumstances giving rise to Good Reason; and

(b) the Participant allows the Company thirty (30) days to remedy such circumstances to the extent curable.

17.2 Assumed Awards Defined. For purposes of this Article 17, an Award shall be considered assumed (“Assumed”) if each of the following conditions are met:

(a) Options and SARs are converted into a replacement Award in a manner that complies with Code Section 409A;

(b) RSUs and Restricted Stock are converted into a replacement Award covering a number of shares of the entity effecting the Change in Control (or a successor or parent corporation), as determined in a manner substantially similar to the treatment of an equal number of Shares covered by the Award; provided that to the extent that any portion of the consideration received by holders of Shares in the Change in Control transaction is not in the form of the common stock of such entity (or a successor or parent corporation), the number of shares covered by the replacement Award shall be based on the average of the high and low selling prices of the common stock of such entity (or a successor or parent corporation) on the established stock exchange on the trading day immediately preceding the date of the Change in Control;

2019 Proxy Statement C-15

EXHIBIT C

(c) the replacement Award contains provisions for scheduled vesting, treatment on Termination of Employment or Termination of Directorship (including the definitions of “Cause” and “Good Reason”), and, if applicable, performance measures and associated target levels and payout factors that are no less favorable to the Participant than the underlying Award being replaced, and all other terms of the replacement Award (other than the security and number of shares represented by the replacement Award) are substantially similar to the underlying Award; and

(d) the security represented by the replacement Award is of a class that is publicly held and widely traded on an established stock exchange.

17.3 Awards not Assumed by Successor

(a) Upon the occurrence of a Change in Control, Awards under the Plan that are not Assumed by the person(s) or entity(s) effecting the Change in Control shall become fully vested and exercisable on the date of the Change in Control, any restrictions that apply to such Awards shall lapse, and any performance-based Award shall be deemed to be satisfied based on actual performance through the date of the Change in Control if such performance is determinable in the judgement of the Committee, and based on target level performance if actual performance is not determinable. Payment with respect to such Awards shall be made as follows:

(i) For each Option and SAR, the Participant shall receive a payment equal to the difference between the consideration (consisting of cash or other property, including securities of a successor or parent corporation) received by holders of Shares in the Change in Control transaction and the exercise price of the applicable Option or SAR, if such difference is positive. Such payment shall be made in the same form as the consideration received by holders of Shares. Any Options or SARs with an exercise price that is higher than the per share consideration received by holders of Shares in connection with the Change in Control shall be cancelled for no additional consideration.

(ii) For each Share of Restricted Stock, RSU, or Performance Stock Unit, the Participant shall receive the consideration (consisting of cash or other property, including securities of a successor or parent corporation) that such Participant would have received in the Change in Control transaction had he or she been, immediately prior to such transaction, a holder of the number of Shares equal to the number of Shares covered by the Restricted Stock, RSUs, or Performance Stock Units (based on actual performance through the date of the Change in Control if such performance is determinable in the judgement of the Committee, and based on target level performance if actual performance is not determinable).

(b) The payments contemplated by clauses (a) (i) and (ii) of this Section 17.3 shall be made upon or as soon as practicable following the Change in Control, provided, however, that with respect to any Award that is subject to Code Section 409A, if the Change in Control is not also a “change in control event” within the meaning of Section 409A, the payment shall be made on the date payment would have been made had the Change in Control not occurred.

ARTICLE 18 RIGHTS OF PARTICIPANTS

18.1 Employment. Nothing in this Plan or an Award Agreement shall (a) interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment with the Company or any Subsidiary at any time or for any reason not prohibited by law or (b) confer upon any Participant any right to continue his employment or service as a Director for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Subsidiary and, accordingly, subject to Articles 3 and 19, this Plan and the benefits hereunder may be amended or terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, any Subsidiary, the Committee or the Board.

18.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

18.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

C-16 The Procter & Gamble Company

EXHIBIT C

ARTICLE 19 AMENDMENT AND TERMINATION

19.1 Amendment and Termination of the Plan and Awards.

(a) Subject to subparagraphs (b) and (c) of this Section 19.1 and Section 19.3 of the Plan, the Board or the Committee may at any time amend or terminate the Plan or amend or terminate any outstanding Award.

(b) Except as provided for in Section 4.5, the terms of an outstanding Award may not be amended, without prior shareholder approval, to:

(i) reduce the Option Price of an outstanding Option or to reduce the Grant Price of an outstanding SAR,

(ii) cancel an outstanding Option or SAR in exchange for other Options or SARs with an Option Price or Grant Price, as applicable, that is less than the Option Price of the cancelled Option or the Grant Price of the cancelled SAR, as applicable, or

(iii) cancel an outstanding Option with an Option Price that is less than the Fair Market Value of a Share on the date of cancellation or cancel an outstanding SAR with a Grant Price that is less than the Fair Market Value of a Share on the date of cancellation in exchange for cash or another Award.

(c) Notwithstanding the foregoing, no amendment of this Plan shall be made without shareholder approval if shareholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

19.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.5) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan. By accepting an Award under this Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 19.2 without further consideration or action.

19.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, other than Sections 19.2, 19.4 and 21.15, no termination or amendment of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

19.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board or Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19.4 to the Plan and any Award without further consideration or action.

ARTICLE 20 TAX WITHHOLDING

20.1 Amount of Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the amount necessary to satisfy applicable federal, state and local tax withholding requirements, domestic or foreign, with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the maximum statutory withholding requirements in the applicable jurisdiction.

20.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, upon the settlement of Restricted Stock Units or Performance Stock Units, or any other taxable event arising as a result of an Award granted hereunder (collectively and individually referred to as a “Share Payment”) the Committee may choose to satisfy the withholding requirement, in whole or

2019 Proxy Statement C-17

EXHIBIT C

in part, by having the Company withhold from a Share Payment the number of Shares having a Fair Market Value on the date the withholding is to be determined equal to the amount necessary to satisfy applicable federal, state and local tax withholding requirements, domestic or foreign, with respect to any taxable event arising as a result of this Plan, but in no event shall such withholding exceed the maximum statutory withholding requirement in the applicable jurisdiction.

ARTICLE 21 GENERAL PROVISIONS

21.1 Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

21.3 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.4 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.5 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.7 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.8 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company or any Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Subsidiaries shall be covered by this Plan;

(b) Determine which Employees or Directors outside the United States are eligible to participate in this Plan;

(c) Modify the terms and conditions of any Award granted to Employees or Directors outside the United States to comply with applicable foreign laws;

(d) Establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any sub-plans and modifications to Plan terms and procedures established under this Section 21.8 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

C-18 The Procter & Gamble Company

EXHIBIT C

21.9 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

21.10 Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company or any Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary, as the case may be, and no special or separate fund shall be established, and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

21.11 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.12 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

21.13 Deferred Compensation. It is intended that any Award under this Plan shall either be exempt from Code Section 409A or shall comply, in form and operation, with Code Section 409A. If a Participant is a “specified employee” as defined under Code Section 409A and the Participant’s Award is to be settled on account of the Participant’s separation from service (for reasons other than death) and such Award constitutes “deferred compensation” as defined under Code Section 409A, then any portion of the Participant’s Award that would otherwise be settled during the six-month period commencing on the Participant’s separation from service shall be settled as soon as practicable following the conclusion of the six-month period (or following the Participant’s death if it occurs during such six-month period). Any Awards that are subject to Code Section 409A shall be interpreted in a manner that complies with Code Section 409A.

21.14 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.15 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary to take any action that such entity deems to be necessary or appropriate.

21.16 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the state of Ohio excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Any legal action related to this Plan or the Awards hereunder may be brought in any federal or state court located in Hamilton County, Ohio, USA, and by accepting an Award, the Participant agrees to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to the Plan and any Awards.

21.17 Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (i) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy

2019 Proxy Statement C-19

EXHIBIT C

statements) and (ii) permit Participant’s to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

21.18 No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary or any action taken by the Company, Subsidiaries, or the Board with respect to any income tax, social insurance, payroll tax, or other tax, the acceptance of an Award under the Plan represents the Participant’s acknowledgement that the ultimate liability for any such tax owed by the Participant is and remains the Participant’s responsibility, and that the Company makes no representations or warranties about the tax treatment of any Award, and does not commit to structure any aspect of the Award to reduce or eliminate a Participant’s tax liability, including without limitation, under Code Sections 409A and 457A.

21.19 Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

C-20 The Procter & Gamble Company

The Procter & Gamble Company General Offices

SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions anytime before 11:59 p.m. on October 7, 2019. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions on the website.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions anytime before 11:59 p.m. on October 7, 2019. Have your proxy/voting instruction card in hand when you call and follow the instructions the vote voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy/voting instruction card and return it in the postage-paid envelope we have provided, or return it to The Procter & Gamble Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E83226-P27939	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE PROCTER & GAMBLE COMPANY
Vote on Directors
The Board of Directors recommends a vote FOR the following action:
1. ELECTION OF DIRECTORS
Nominees: 1a. Francis S. Blake	For ☐	Against ☐	Abstain ☐		For	Against	Abstain

1b. Angela F. Braly	☐	☐	☐	1k. Margaret C. Whitman	☐	☐	☐

1c. Amy L. Chang	☐	☐	☐	1l. Patricia A. Woertz	☐	☐	☐

1d. Scott D. Cook	☐	☐	☐	Vote on Proposals

1e. Joseph Jimenez	☐	☐	☐	The Board of Directors recommends a vote FOR the following proposals:

1f. Terry J. Lundgren	☐	☐	☐	2. Ratify Appointment of the Independent Registered Public Accounting Firm	☐	☐	☐

1g. Christine M. McCarthy	☐	☐	☐	3. Advisory Vote to Approve the Company’s Executive Compensation (the “Say on Pay” vote)	☐	☐	☐

1h. W. James McNerney, Jr.	☐	☐	☐	4. Approval of The Procter & Gamble 2019 Stock and Incentive Compensation Plan	☐	☐	☐
1i. Nelson Peltz	☐	☐	☐	NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

1j. David S. Taylor	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTICE OF ANNUAL MEETING

OF

SHAREHOLDERS

This is notice of the annual meeting of shareholders of The Procter & Gamble Company to be held on Tuesday, October 8, 2019 at 9:00 a.m. at the General Offices of the Procter & Gamble Company, 1 Procter & Gamble Plaza, Cincinnati, OH 45202.

In addition to reviewing the minutes of last year’s annual meeting and receiving reports of officers, the purposes of the meeting are listed on the voting portion of the proxy card which is located on the reverse side of this notice.

ADMISSION PROCEDURES: If you would like to attend the meeting in person, you may register for admission for yourself and one guest by:

●	Visiting www.proxyvote.com and following the instructions provided, or calling 1-844-318-0137. You will need the 16-digit control number included on your proxy card, voter instruction form, or notice.
●	At the entrance to the meeting, we will verify your registration and ask to see valid photo identification for you and your guest (if applicable), such as a driver’s license or passport.

If you do not register for admission in advance, we will request to see your photo identification at the entrance to the meeting. We will then determine if you owned common stock on the record date by:

●	Verifying your name and stock ownership against our list of registered shareholders; or
●

Asking to review evidence of your stock ownership as of August 9, 2019, such as your brokerage statement. You must bring such evidence with you in order to be admitted to the meeting. If you are acting as a proxy, we will need to review a valid written legal proxy signed by the owner of the common stock granting you the required authority to vote the owner’s shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E83227-P27939

THE PROCTER & GAMBLE COMPANY

SHAREHOLDER’S PROXY AND CONFIDENTIAL VOTING INSTRUCTION CARD

Annual Meeting of Shareholders – Tuesday, October 8, 2019

With respect to any shares of Common Stock held by the undersigned directly or via the Company’s Direct Stock Purchase Plan, the undersigned hereby appoints Angela F. Braly, W. James McNerney, Jr., and David S. Taylor (the “Proxy Committee”), and each of them, as proxies to attend the annual meeting of shareholders of the Company to be held on Tuesday, October 8, 2019, at 9:00 a.m. in Cincinnati, Ohio and any adjournment thereof and vote all shares held by or for the benefit of the undersigned as indicated on the reverse side of this card for the election of Directors and on any shareholder and Board of Directors proposals listed. If you sign and return this card without marking, this proxy card will be treated as being FOR the election of Directors, and FOR the recommendations of the Board of Directors on items 2, 3, and 4.

With respect to any shares of Common Stock, Series A ESOP Convertible Class A Preferred Stock, and Series B ESOP Convertible Class A Preferred Stock that are allocated to an account for you as a participant in any of the following plans – The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan, The Procter & Gamble Savings Plan, The Gillette Company Employee Stock Ownership Plan, The Procter & Gamble Commercial Company Employees’ Savings Plan, and/or The Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company (the “NA Plans”), the undersigned hereby instructs the respective plan fiduciaries to vote such shares as indicated on the reverse side of this card for the election of Directors and on any shareholder and Board of Directors proposals listed. The shares of Stock will be voted as follows, unless otherwise required by the Employee Retirement Income Security Act of 1974, as amended. The respective plan fiduciaries will vote the shares of Stock allocated to your accounts in the respective NA Plans as indicated on the reverse side of this card for the election of Directors and on the Board of Directors and any shareholder proposals listed. If the Company’s proxy tabulator does not timely receive your votes or your votes are not properly signed and executed, the respective plan fiduciaries will vote the shares of Stock allocated to your accounts in the respective NA Plans in direct proportion to the voting of the shares of the same Class of Stock with respect to each plan for which the Company’s proxy tabulator timely received properly signed and executed voting instructions. For the Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan, the plan fiduciaries also will vote shares of Stock that are not allocated to any accounts in the same manner as shares of Stock for which the Company’s proxy tabulator did not timely receive properly signed and executed voting instructions.

If other matters properly come before the meeting, the Proxy Committee in its discretion will vote all shares of Stock with respect to such matters.

This proxy/voting instruction card is solicited jointly by the Board of Directors of the Company and the respective plan fiduciaries identified above and pursuant to a separate Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. Votes should be received by the Company’s proxy tabulator, Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. ET on Monday, October 7, 2019, for shares of Common Stock held directly by you or via the Company’s Direct Stock Purchase Plan to be voted by the Proxy Committee and by 4:00 p.m. ET on Friday, October 4, 2019 for shares of Company Stock allocated to your accounts in the respective NA Plans to be voted by the respective plan fiduciaries. Broadridge will report separately to the Proxy Committee and to the respective plan fiduciaries as to proxies received and voting instructions provided, respectively. Individual proxy and voting instructions will be kept confidential by Broadridge and not provided to the Company.